EXECUTION VERSION [[6907028]] UNIT PURCHASE AGREEMENT by and among AQ PHOENIX PARENT, L.P., AQ PHOENIX PARENT GP, LLC, PHOENIX SERIES, L.P., AFSF V AIV B, L.P., AQUILINE V (SANBA CO-INVEST), L.P. AFSF V AIV PHOENIX BLOCKER, L.P., PHOENIX CO-INVEST BLOCKER, L.P., AQUILINE CAPITAL PARTNERS V GP (OFFSHORE) L.P., AQUILINE (SANBA) CO-INVEST FUND V GP LTD., AFSF V AIV PHOENIX AGGREGATOR, L.P. (US), WM MONROE HOLDINGS, INC., WM PHOENIX GP, LLC, WHITE MOUNTAINS INSURANCE GROUP, LTD., solely in its capacity as the Guarantor, and SHAREHOLDER REPRESENTATIVE SERVICES LLC, solely in its capacity as the Unitholder Representative July 4, 2025 Exhibit 10.4 [[6907028]] Table of Contents Page ARTICLE I CLOSING TRANSACTIONS.....................................................................................9 1.01 Transactions .................................................................................................................9 1.02 Paying Agent ..............................................................................................................12 1.03 Representative Amount ..............................................................................................12 1.04 Closing Calculations ..................................................................................................13 1.05 Final Closing Statement Calculation .........................................................................13 1.06 Post-Closing Adjustment ...........................................................................................15 1.07 Escrow Accounts .......................................................................................................16 1.08 Withholding ...............................................................................................................16 1.09 Participating Unit Adjustment ...................................................................................17 ARTICLE II THE CLOSING ........................................................................................................17 2.01 The Closing ................................................................................................................17 2.02 The Closing Transactions ..........................................................................................17 ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE GENERAL PARTNER ...................................................................................................21 3.01 Organization and Power .............................................................................................21 3.02 Subsidiaries ................................................................................................................22 3.03 Authorization; No Breach; Valid and Binding Agreement ........................................23 3.04 Capitalization .............................................................................................................24 3.05 Financial Statements ..................................................................................................25 3.06 Absence of Certain Developments .............................................................................26 3.07 Real and Personal Property ........................................................................................26 3.08 Tax Matters ................................................................................................................27 3.09 Contracts and Commitments ......................................................................................29 3.10 Intellectual Property ...................................................................................................32 3.11 Litigation ....................................................................................................................34 3.12 Governmental Consents, etc ......................................................................................34 3.13 Employee Benefit Plans .............................................................................................34 3.14 Insurance Coverage ....................................................................................................37 3.15 Compliance with Laws ..............................................................................................37 3.16 Insurance Matters .......................................................................................................38 3.17 Environmental Matters ...............................................................................................39 3.18 Affiliated Transactions...............................................................................................40 3.19 Employees ..................................................................................................................40 3.20 Anti-Corruption..........................................................................................................42 3.21 International Trade Controls ......................................................................................42 3.22 Privacy and Data Security ..........................................................................................43 3.23 Other Material Business Relationships ......................................................................44 [[6907028]] 3.24 Brokerage ...................................................................................................................44 3.25 No Other Representations or Warranties ...................................................................44 ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE BLOCKERS AND THE BLOCKER SELLERS ....................................................................................................45 4.01 Organization and Power .............................................................................................45 4.02 Authorization; No Breach; Valid and Binding Agreement ........................................45 4.03 Ownership of Blocker Equity ....................................................................................46 4.04 Blocker Assets and Liabilities ...................................................................................47 4.05 Tax Matters ................................................................................................................47 4.06 Governmental Consents, etc ......................................................................................48 4.07 Litigation ....................................................................................................................49 4.08 Brokerage ...................................................................................................................49 4.09 Affiliated Transactions...............................................................................................49 4.10 No Other Representations ..........................................................................................50 ARTICLE V REPRESENTATIONS AND WARRANTIES OF THE BUYER ..........................50 5.01 Organization and Power .............................................................................................50 5.02 Authorization .............................................................................................................50 5.03 No Violation ...............................................................................................................51 5.04 Governmental Consents, etc ......................................................................................51 5.05 Litigation ....................................................................................................................51 5.06 Brokerage ...................................................................................................................51 5.07 Financing....................................................................................................................52 5.08 Pending Transactions ................................................. ......... ......... ......... ......... ......... . 52 5.09 Purpose .......................................................................................................................52 5.10 Acknowledgment .......................................................................................................52 ARTICLE VI COVENANTS OF THE COMPANY AND THE BLOCKERS ............................53 6.01 Conduct of the Business .............................................................................................53 6.02 Access to Books and Records ....................................................................................57 6.03 Exclusive Dealing ......................................................................................................57 6.04 Termination of Related Party Transactions ...............................................................58 6.05 Concerning the Credit Agreement .............................................................................58 ARTICLE VII COVENANTS OF THE BUYER .........................................................................61 7.01 Access to Books and Records ....................................................................................61 7.02 Indemnification of Officers and Directors of the Company ......................................62 7.03 Contact with Customers, Vendors and Others ...........................................................63 7.04 Employee Matters ......................................................................................................64 7.05 Representation and Warranty Policy .........................................................................65 [[6907028]] ARTICLE VIII EFFORTS TO CONSUMMATE; REGULATORY FILINGS ...........................65 8.01 Efforts to Consummate ..............................................................................................65 8.02 Regulatory Filings ......................................................................................................66 ARTICLE IX CONDITIONS TO CLOSING ...............................................................................67 9.01 Conditions to the Obligations of Each Party ..............................................................67 9.02 Conditions to the Buyer’s Obligations .......................................................................68 9.03 Conditions to the Company’s and the Blocker Sellers’ Obligations .........................69 ARTICLE X SURVIVAL; INDEMNIFICATION .......................................................................70 10.01 Survival ....................................................................................................................70 10.02 Indemnification by the Blocker Sellers and the Selling Securityholders ................70 10.03 Indemnification by the Buyer ..................................................................................71 10.04 Indemnification Procedures .....................................................................................71 10.05 Treatment of Indemnification Payments ..................................................................73 10.06 Other Limitations .....................................................................................................74 10.07 Indemnification Escrow Release ..............................................................................75 10.08 Exclusive Remedy ...................................................................................................75 ARTICLE XI TERMINATION .....................................................................................................75 11.01 Termination ..............................................................................................................75 11.02 Effect of Termination ...............................................................................................76 ARTICLE XII ADDITIONAL COVENANTS .............................................................................77 12.01 Unitholder Representative .......................................................................................77 12.02 Certain Tax Matters .................................................................................................79 12.03 Notification ..............................................................................................................85 12.04 Release .....................................................................................................................86 12.05 Disclosure Schedules ...............................................................................................86 ARTICLE XIII GUARANTEE FROM THE GUARANTOR ......................................................87 13.01 Guarantee .................................................................................................................87 13.02 Nature of Guarantee .................................................................................................88 13.03 Changes in Obligations; Certain Waivers ................................................................88 13.04 Representations and Warranties of the Guarantor ...................................................90 13.05 Sole Obligation of the Guarantor .............................................................................90 ARTICLE XIV DEFINITIONS .....................................................................................................91 14.01 Definitions................................................................................................................91 14.02 Other Definitional Provisions ................................................................................109

[[6907028]] 14.03 Cross-Reference of Other Definitions ...................................................................109 ARTICLE XV MISCELLANEOUS ............................................................................................112 15.01 Press Releases and Communications .....................................................................112 15.02 Expenses ................................................................................................................113 15.03 Notices ...................................................................................................................113 15.04 Assignment ............................................................................................................115 15.05 Severability ............................................................................................................115 15.06 References ..............................................................................................................115 15.07 Construction ...........................................................................................................116 15.08 Amendment and Waiver ........................................................................................116 15.09 Complete Agreement .............................................................................................117 15.10 Third-Party Beneficiaries .......................................................................................117 15.11 Waiver of Trial by Jury ..........................................................................................117 15.12 Delivery by Electronic Transmission .....................................................................118 15.13 Counterparts ...........................................................................................................118 15.14 Governing Law ......................................................................................................118 15.15 Jurisdiction .............................................................................................................118 15.16 Remedies Cumulative ............................................................................................119 15.17 No Recourse ...........................................................................................................119 15.18 Specific Performance .............................................................................................120 15.19 Waiver of Conflicts ................................................................................................120 15.20 USD Equivalent .....................................................................................................122 [[6907028]] INDEX OF EXHIBITS AND ANNEXES Exhibit A Form of Repurchase Agreement Exhibit B Form of A&R Company LPA Exhibit C Form of A&R WM Phoenix GP LLCA Exhibit D Purchase Price Allocation Schedule Exhibit E Form of Paying Agent Agreement Exhibit F Form of Escrow Agreement Exhibit G Accounting Principles Exhibit H Form of Payment Schedule Exhibit I A&R Shared Blocker LPA Term Sheet Exhibit J Form of Aquiline Letter Agreement Exhibit K Form of Potash Letter Agreement Exhibit L Buyer Note Term Sheet Annex A Pre-Closing Reorganization Annex B-1 Selling Securityholders and Participating Units Annex B-2 Illustrative Aquiline Mechanics 7 [[6907028]] UNIT PURCHASE AGREEMENT THIS UNIT PURCHASE AGREEMENT (this “Agreement”), dated as of July 4, 2025, is made by and among AQ Phoenix Parent, L.P., a Delaware limited partnership (the “Company”), AQ Phoenix Parent GP, LLC, a Delaware limited liability company and the general partner of the Company (the “General Partner”), Phoenix Series, L.P., a Delaware limited partnership (the “Initial AQ Unitholder”), AFSF V AIV B L.P., a Delaware limited partnership (the “AFSF V Blocker Seller”), Aquiline V (Sanba Co-Invest) L.P., a Cayman Islands limited partnership (the “Co-Invest Blocker Seller” and, together with AFSF V Blocker Seller, each individually, a “Blocker Seller”, and collectively, the “Blocker Sellers” and, collectively with the Selling Securityholders, the “Seller Parties”), AFSF V AIV Phoenix Blocker, L.P., a Delaware limited partnership (the “AFSF V Blocker”), Phoenix Co-Invest Blocker, L.P., a Delaware limited partnership (the “Co-Invest Blocker” and, together with the AFSF V Blocker, the “Blockers”), Aquiline (Sanba) Co-Invest Fund V GP Ltd., a Cayman Islands exempted company and the general partner of the Co-Invest Blocker (the “Co-Invest Blocker GP”), Aquiline Capital Partners V GP (Offshore) L.P., a Cayman Islands exempted limited partnership and the general partner of the AFSF V Blocker (the “AFSF V Blocker GP” and, together with Co-Invest Blocker GP, the “Blocker GPs”), AFSF V AIV Phoenix Aggregator, L.P. (US), a Delaware limited Partnership (the “AFSF V AIV”), WM Monroe Holdings, Inc., a Delaware corporation (the “Buyer”), WM Phoenix GP, LLC, a Delaware limited liability company (“WM Phoenix GP”), White Mountains Insurance Group, Ltd., a Bermuda exempted limited company, solely with respect to Article XIII (the “Guarantor”), and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the representative for the Seller Parties (the “Unitholder Representative”). The Buyer, the Company, the General Partner, the Initial AQ Unitholder, the Blocker Sellers, the Blocker GPs and the Blockers, and, solely in their respective capacities as and solely to the extent applicable, the Unitholder Representative and the Guarantor, shall each be referred to herein from time to time as a “Party” and collectively, as the “Parties”. Capitalized terms used and not otherwise defined herein have the meanings set forth in Article XIV below. WHEREAS, on the Closing Date and substantially concurrently with the occurrence of the Closing, the Company intends to borrow an aggregate principal amount equal to $50,000,000 of the First Amendment Term Loans pursuant to the Credit Agreement Amendment; WHEREAS, following the Aggregate Debt-Financed Repurchases and immediately prior to the completion of the Primary Investment, the Blocker Sellers and certain of their Affiliates will consummate the reorganization transactions described on Annex A attached hereto (the “Pre-Closing Reorganization”), following which (i) the Investor Units beneficially (and currently indirectly) owned by Co-Invest Blocker will be directly owned by Co-Invest Blocker, subject to adjustment as set forth in Section 1.09, and (ii) the Investor Units beneficially (and currently indirectly) owned by AFSF V Blocker will be owned in part directly by AFSF V Blocker and in part directly by AFSF V AIV; WHEREAS, at the Closing, (a) the Buyer will purchase from the Blocker Sellers, and the Blocker Sellers will sell to the Buyer, (i) the Co-Invest Blocker Sale Percentage of all of the issued and outstanding limited partnership interests of the Co-Invest Blocker and (ii) the AFSF V Blocker Sale Percentage of all of the limited partnership interests of the AFSF V Blocker (collectively, the “Blocker Equity”, and such purchase and sale, the “Blocker Equity Purchase”), 8 [[6907028]] (b) the limited partnership agreement of the Co-Invest Blocker will be amended and restated in a form determined by the Buyer, in its sole discretion, that will, among other things, provide for the resignation and withdrawal of the Co-Invest Blocker GP as the general partner of the Co-Invest Blocker (the “A&R Co-Invest Blocker LPA”) and (c) the Buyer, AFSF V Blocker, AFSF V Blocker GP and the AFSF V Blocker Seller will enter into the A&R Shared Blocker LPA; WHEREAS, to the extent that the Buyer Note Amount as of the Closing Date exceeds zero, at the Closing (a) the Company and the Buyer (or one or more other lenders (collectively, the “Lenders”)) will enter into a Loan Agreement, dated as of the Closing Date, on the terms attached hereto as Exhibit L and such other customary terms as are mutually agreed between the Company and the Buyer (the “Buyer Note”), and (b) the Buyer (or such other Lenders) will make loans to the Company pursuant to the Buyer Note in an aggregate principal amount equal to the Buyer Note Amount; WHEREAS, the Company desires to issue and sell to the Buyer, and the Buyer desires to purchase from the Company, a number of Equity Investor Units (as defined in the A&R Company LPA) of the Company (the “Primary Units”) representing, immediately after the Closing, including giving effect to the Blocker Equity Purchase (on a look-through basis), the Aggregate Debt-Financed Repurchases, the Aggregate Equity-Financed Repurchases and the vesting and recapitalization of the existing Incentive Units in connection with the Closing and the Transactions (taken together with the other Units acquired directly or indirectly by the Buyer in connection therewith and the Investor Units held by WM Clay Holdings, Inc. (“WM Clay”) as of the date hereof), 51% of the Liquidation Value (as defined in the Company LPA) of the Company as of the Closing, in each case on the terms and subject to the conditions set forth herein (such purchase, the “Primary Investment”); WHEREAS, concurrently with the execution of this Agreement, and as a condition and inducement to the willingness of the Parties to enter into this Agreement, the Company and the Securityholders set forth on Annex B-1 (including, for the avoidance of doubt, the Initial AQ Unitholder, the “Selling Securityholders”) other than the Initial AQ Unitholder have entered into those certain Repurchase Agreements, dated as of the date hereof, executed copies of which have been delivered to the Buyer and pursuant to which, and pursuant to the Aquiline Equity-Financed Repurchase and the Aquiline Debt-Financed Repurchase, at the Closing, and in the order set forth in Section 1.01: (i) the Selling Securityholders will sell, and the Company will purchase and acquire, certain Units for an aggregate purchase price equal to $50,000,000 (such Units, including the Aquiline Debt-Financed Repurchase Units, collectively, the “Aggregate Debt-Financed Repurchased Units”, and such repurchases, including the Aquiline Debt-Financed Repurchase collectively, the “Aggregate Debt-Financed Repurchase”); and (ii) the Selling Securityholders will sell, and the Company will use all of the proceeds (less an amount for certain expenses as set forth in this Agreement) from the Primary Investment to purchase and acquire (such repurchases, including the Aquiline Equity-Financed Repurchase, collectively, the “Aggregate Equity-Financed Repurchase”), Units entitled to receive, after giving effect to the Blocker Equity Purchase (on a look-through basis), the Aggregate Debt-Financed Repurchases and the vesting of the existing Incentive Units in connection with the Closing and the Transactions, and taken together with the other Units acquired directly or indirectly by the Buyer in connection therewith and the Investor Units held by WM Clay as of the date hereof, 51% of the Liquidation Value of the Company as of the Closing (such Units, including the Aquiline Equity-Financed Repurchase Units, collectively,

9 [[6907028]] the “Aggregate Equity-Financed Repurchased Units”, and, collectively with the Aggregate Debt- Financed Repurchased Units, the “Aggregate Repurchased Units”); WHEREAS, concurrently with the execution of this Agreement, and as a condition and inducement to the willingness of the Company to enter into this Agreement, the Company and each of Starr Insurance Holdings, Inc., WM Clay and each Applicable Partner (as defined in the Company LPA) other than William Malloy have entered into certain Support Agreements (the “Support Agreements”), executed copies of which have been delivered to the Buyer; WHEREAS, the Guarantor has agreed to guarantee certain obligations of the Buyer under this Agreement; WHEREAS, concurrently with the execution of this Agreement, and as a condition and inducement to the willingness of the Buyer to enter into this Agreement, the parties to the Credit Agreement have entered into the Credit Agreement Amendment pursuant to which, among other things, at the Closing, the Credit Agreement shall be amended as provided in the Credit Agreement Amendment (including to provide that the consummation of the Transactions shall not constitute a “Change of Control” under, and as defined in, the Credit Agreement); and WHEREAS, the governing body or Person of each of the Parties, as applicable, has determined that entry into this Agreement and consummation of the Transactions is in the best interests of such Party and its companies and equityholders, in each case upon the terms and subject to the conditions set forth herein. NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows: ARTICLE I CLOSING TRANSACTIONS 1.01 Transactions. Subject to the terms and conditions set forth in this Agreement, the Parties shall consummate the following transactions on the Closing Date: (a) to the extent that the Buyer Note Amount as of the Closing Date exceeds zero, at the Closing, (i) the Company and the Buyer (or one or more other Lenders) will enter into the Buyer Note and (ii) the Buyer (or such other Lenders) will make loans to the Company pursuant to the Buyer Note in an aggregate principal amount equal to the Buyer Note Amount; (b) prior to the Primary Investment, Blocker Equity Purchase, and the Pre- Closing Reorganization (but, if applicable, after the funding under the Buyer Note pursuant to clause (a) above), the Initial AQ Unitholder shall sell, and the Company shall purchase, free and clear of all Liens, except for Liens (i) arising under the Securities Act or any state securities laws or (ii) arising under the Company LPA, for an aggregate purchase price payable to the Initial AQ Unitholder equal to the sum of (x) an amount (the “Aquiline First Repurchase Payment”) in cash paid at the Closing (which, for the avoidance of doubt, will be included in the amount paid by the Buyer to the Paying Agent pursuant to Section 2.02(a)(i), to the extent such amount will be funded 10 [[6907028]] by the Buyer Note Amount, or by the Company to the Paying Agent, to the extent such amount will be funded by the First Amendment Term Loans, and distributed by the Paying Agent to the Initial AQ Unitholder on behalf of the Company in accordance with the Payment Schedule, unless otherwise agreed by the Buyer and the Company), without interest, equal to the product obtained by multiplying (A) the Closing Date Debt Financing Amount by (B) the quotient obtained by dividing (I) the aggregate Adjusted Closing Unit Valuation of the number of Participating Units held by the Initial AQ Unitholder as of immediately prior to the Closing (before giving effect to the Pre-Closing Reorganization) as set forth on Annex B-1 (such Investor Units, the “Aquiline Participating Units”) by (II) the aggregate Adjusted Closing Unit Valuation of the Aggregate Participating Units (such quotient, the “Aquiline Closing Payment Share”) plus (y) an amount in cash, without interest, equal to the portion of the aggregate Additional Consideration, if any, that is payable pursuant to Sections 1.03, 1.06 and 10.07 in respect of the Aquiline Debt-Financed Repurchase Units (provided, however, that any such Additional Consideration payable in respect of the Aquiline Debt-Financed Repurchase Units that are beneficially owned by the Blockers at the time of the Aquiline Debt-Financed Repurchase shall be paid directly to the Blocker Sellers), a number of Aquiline Participating Units equal to the product obtained by multiplying (A) the number of Aquiline Participating Units by (B) the First Repurchase Ratio (the “Aquiline Debt- Financed Repurchase Units” and such transaction, the “Aquiline Debt-Financed Repurchase”); (c) concurrently with the Aquiline Debt-Financed Repurchase, the Company shall repurchase the remaining portion of the Aggregate Debt-Financed Repurchased Units pursuant to the applicable Repurchase Agreements; (d) following the Aquiline Debt-Financed Repurchase but prior to the Blocker Equity Purchase, the Pre-Closing Reorganization shall be effected; (e) concurrently with the Primary Investment, to effect the Blocker Equity Purchase, the Blocker Sellers shall sell, and the Buyer shall purchase, all of the Blocker Equity free and clear of all Liens, except for Liens (i) arising under the Securities Act or any state securities laws, (ii) arising under the A&R Shared Blocker LPA or (iii) created by the Buyer at or prior to the Closing. The aggregate purchase price for the Blocker Equity payable by the Buyer shall be equal to the sum of (x) an amount in cash paid at the Closing (which, for the avoidance of doubt, will be included in the Closing Payment paid by the Buyer to the Paying Agent, and distributed by the Paying Agent to the Blocker Sellers on behalf of the Company in accordance with the Payment Schedule, unless otherwise agreed by the Buyer and the Company), without interest, equal to the product obtained by multiplying (A) the quotient of (I) the aggregate Adjusted Closing Unit Valuation of the number of Participating Blocker Units divided by (II) the aggregate Adjusted Closing Unit Valuation of the Aquiline Participating Units, by (B) the sum of (I) one minus (II) the First Repurchase Ratio, by (C) the Aquiline Closing Payment Share, by (D) the Adjusted Closing Payment (such amount, the “Blocker Equity Closing Payment”) plus (y) an amount in cash, without interest, equal to the portion of the aggregate Additional Consideration, if any, that is payable pursuant to Sections 1.03, 1.06 and 10.07 in respect of the Blocker Units (such amount, the “Blocker Equity Additional Consideration”); (f) concurrently with the Blocker Equity Purchase, the Company shall issue and sell, and the Buyer shall purchase, the Primary Units, free and clear of all Liens, except for 11 [[6907028]] Liens (i) arising under the Securities Act or any state securities laws, (ii) arising under the A&R Company LPA or (iii) created by the Buyer at or prior to the Closing; (g) immediately after the Primary Investment and Blocker Equity Purchase, the Initial AQ Unitholder shall sell, and the Company shall purchase, free and clear of all Liens, except for Liens (i) arising under the Securities Act or any state securities laws or (ii) arising under the Company LPA, for an aggregate purchase price payable to the Initial AQ Unitholder equal to the sum of (x) an amount in cash paid at the Closing (which, for the avoidance of doubt, will be included in the Closing Payment paid by the Buyer to the Paying Agent, and distributed by the Paying Agent to the Initial AQ Unitholder on behalf of the Company in accordance with the Payment Schedule, unless otherwise agreed by the Buyer and the Company), without interest, equal to the difference of (i) the product obtained by multiplying (A) the difference of (I) one minus (II) the First Repurchase Ratio, by (B) the Aquiline Closing Payment Share, by (C) the Adjusted Closing Payment, minus (ii) the Blocker Equity Closing Payment (such amount the “Aquiline Second Repurchase Payment”) plus (y) an amount in cash, without interest, equal to the portion of the aggregate Additional Consideration, if any, that is payable pursuant to Sections 1.03, 1.06 and 10.07 in respect of the Aquiline Equity-Financed Repurchase Units, a number of Aquiline Participating Units equal to the sum of (i) the number of Aquiline Participating Units minus (ii) the number of Aquiline Debt-Financed Repurchase Units that are not Blocker Units minus (iii) the number of Participating Blocker Units (the “Aquiline Equity-Financed Repurchase Units” and such transaction, the “Aquiline Equity-Financed Repurchase”); (h) concurrently with Aquiline Equity-Financed Repurchase, the Company shall repurchase the remaining Aggregate Equity-Financed Repurchased Units pursuant to the applicable Repurchase Agreements; (i) immediately after the Aggregate Equity-Financed Repurchases, the Units continued to be held by each Rolling Securityholder will convert into (i) with respect to each Rolling Securityholder who is an Applicable Partner or a Person which constitutes a Permitted Transferee (as defined in the A&R Company LPA) of an Applicable Partner, a number of Initial Management Investor Units (as defined in the A&R Company LPA) equal to 75% of the aggregate Closing Unit Valuation of all of the Management Investor Units (as defined in the Company LPA) and Incentive Units (as defined in the Company LPA) held by such Rolling Securityholder as of the Closing that are not Participating Units, and a number of Management Investor Units equal to 25% of the aggregate Closing Unit Valuation of all of the Management Investor Units and Incentive Units held by such Rolling Securityholder as of the Closing that are not Participating Units, and (ii) with respect to each other Rolling Securityholder, a number of Equity Investor Units equal to the aggregate Closing Unit Valuation of all of the Investor Units held by such Rolling Securityholder as of the Closing that are not Participating Units; (j) at the Closing, the Company, the General Partner, the WM Phoenix GP, the Buyer and the Rolling Securityholders shall enter into the A&R Company LPA; (k) at the Closing, the WM Phoenix GP and the Buyer shall enter into the A&R WM Phoenix GP LLCA; 12 [[6907028]] (l) at the Closing, the Co-Invest Blocker, the Co-Invest Blocker GP, as the withdrawing general partner, the Buyer, a wholly owned subsidiary of Guarantor, as the new general partner (the “WM Blocker GP”), and, if the Co-Invest Blocker Seller will remain a limited partner of the Co-Invest Blocker as a result of a reallocation of Aquiline Participating Units pursuant to Section 1.09, the Co-Invest Blocker Seller, shall enter into the A&R Co-Invest Blocker LPA; provided that, if the Co-Invest Blocker Seller will remain a limited partner of the Co-Invest Blocker as a result of a reallocation of Aquiline Participating Units pursuant to Section 1.09, the A&R Co-Invest Blocker LPA will be amended and restated to have terms substantially similar to the terms set forth on Exhibit I; and (m) at the Closing, the AFSF V Blocker, the AFSF V Blocker Seller, the Buyer and the AFSF V Blocker GP, as the withdrawing general partner, and a wholly owned subsidiary of the Guarantor, as the new general partner (the “Shared Blocker GP”) shall enter into the A&R Shared Blocker LPA. Annex B-2 contains an illustrative example of the calculation of payments to the Initial AQ Unitholder and the Blocker Sellers pursuant to this Section 1.01. 1.02 Paying Agent. On the Closing Date, the Paying Agent, the Buyer and the Unitholder Representative shall enter into a Paying Agent Agreement, substantially in the form of Exhibit E attached hereto, with such changes as may be required by the Paying Agent and reasonably acceptable to the Buyer and the Unitholder Representative (the “Paying Agent Agreement”), pursuant to which the Paying Agent will receive the Closing Payment and any payments required by Section 1.05 or Section 1.06 and deliver such funds in accordance with the terms and conditions hereof and the terms and conditions of the Paying Agent Agreement. All fees and expenses of the Paying Agent shall be paid 50% by the Buyer and 50% by the Seller Parties by treating such percentage as a Seller Expense. 1.03 Representative Amount. At the Closing, the Buyer shall deliver to the Unitholder Representative (on behalf of the Seller Parties) $500,000, or such higher amount as the Company may designate in writing to the Buyer at least three Business Days prior to the Closing, by wire transfer of immediately available funds to the account(s) designated in writing by the Unitholder Representative, to satisfy potential future expenses or other obligations of the Unitholder Representative or obligations of the Seller Parties to the Unitholder Representative, including expenses of the Unitholder Representative arising from the defense or enforcement of claims pursuant to Sections 1.05 and 12.01, as applicable (in the aggregate, the “Representative Amount”). The Unitholder Representative will hold these funds separate from its corporate funds and will not voluntarily make these funds available to its creditors in the event of bankruptcy. The Seller Parties will not receive any interest or earnings on the Representative Amount and irrevocably transfer and assign to the Unitholder Representative any ownership right that they may otherwise have had in any such interest or earnings. For tax purposes, the Representative Amount will be treated as having been received and voluntarily set aside by the Seller Parties at the time of Closing. The Representative Amount shall be retained in whole or in part by the Unitholder Representative for such time as the Unitholder Representative shall determine in its sole discretion. If the Unitholder Representative shall determine in its sole discretion to return all or any portion of the Representative Amount to the Seller Parties, it shall deposit such amount with the Paying

13 [[6907028]] Agent, for the benefit of the Seller Parties, who shall promptly distribute such amount to each Seller Party in accordance with the Payment Schedule. 1.04 Closing Calculations. Not later than 5:00pm (New York, New York time) on the day that is three Business Days prior to the anticipated Closing Date, the Company shall deliver to the Buyer a statement (the “Estimated Closing Statement”) setting forth good faith calculations of the Company’s estimate of Cash (the “Estimated Cash”), Indebtedness (the “Estimated Indebtedness”), Net Working Capital (the “Estimated Net Working Capital”), Seller Expenses (the “Estimated Seller Expenses”), and Transaction Expenses (the “Estimated Transaction Expenses”), and the resulting calculations of the Closing Valuation, the Closing Consideration, the Closing Payment, the Closing Unit Valuation and the Payment Schedule. The Estimated Closing Statement and the determinations contained therein shall be prepared in accordance with this Agreement, including the Accounting Principles. The Company shall consider in good faith any comments to the Estimated Closing Statement from the Buyer; provided, that in no event shall the Closing be delayed as a result thereof, and the Company shall not have any obligation to accept such comments or to amend or restate the Estimated Closing Statement. 1.05 Final Closing Statement Calculation. (a) As promptly as possible, but in any event within 60 days after the Closing Date, the Buyer shall deliver to the Unitholder Representative a statement (the “Closing Statement”) setting forth the Buyer’s good faith calculations of Cash, Indebtedness, Net Working Capital, Seller Expenses and Transaction Expenses, and the resulting calculations of the Final Valuation, Final Unit Valuation and the Final Closing Consideration. If the Buyer fails to provide the Closing Statement to the Unitholder Representative within such 60 day period, then, at the election of the Unitholder Representative in its sole discretion, either (i)(x) the Estimated Closing Statement shall be deemed to be the Closing Statement and shall be final, binding and conclusive for all purposes hereunder and (y) the Unitholder Representative may deliver written instructions to the Escrow Agent (and, pursuant to the Escrow Agreement, the Escrow Agent shall be entitled to rely and act on such written instructions) to cause the Escrow Agent to pay to the Paying Agent (for the benefit of the Securityholders and Blocker Sellers) the funds in the Adjustment Escrow Account and the Paying Agent shall promptly distribute to each Securityholder and Blocker Seller its applicable portion thereof in accordance with the Payment Schedule or (ii) the Estimated Closing Statement shall be deemed to be the Closing Statement, and shall be treated as having been delivered by Buyer as the Closing Statement on the last day of such 60 day period, and the other provisions of this Article I shall apply, including the Unitholder Representative’s right to deliver an Objections Statement with respect thereto. The Closing Statement shall be prepared and Cash, Indebtedness, Net Working Capital, Seller Expenses and Transaction Expenses shall be determined in accordance with this Agreement, including the Accounting Principles. (b) After delivery of the Closing Statement until the earlier of (i) an Objections Statement is delivered or (ii) 30 days following the delivery of the Closing Statement, the Unitholder Representative and its accountants and other representatives shall be permitted reasonable access during normal business hours, upon reasonable prior notice, to review the Company’s and its Subsidiaries’ books and records and any work papers (excluding communications with attorneys) to the extent related to the Closing Statement; provided that any such access, or the furnishing of any information in connection therewith, shall be conducted in 14 [[6907028]] such a manner as not to unreasonably interfere with the normal operations of the business of the Group Companies. Upon reasonable notice, during business hours and without unreasonably interfering with the business of the Company, the Unitholder Representative and its accountants and other representatives may make reasonable inquiries of the Buyer, the Company, its Subsidiaries and their respective accountants and employees regarding questions concerning or disagreements with the Closing Statement arising in the course of their review thereof, and the Buyer shall use its, and shall cause the Company and its Subsidiaries to use their, reasonable best efforts to cause any such accountants and employees to cooperate with and respond to such inquiries. If the Unitholder Representative has any objections to the Closing Statement, the Unitholder Representative shall deliver to the Buyer a statement setting forth its objections thereto (an “Objections Statement”). If an Objections Statement is not delivered to the Buyer within 30 days following the date of delivery of the Closing Statement, the Closing Statement shall be final, binding and non-appealable by the Parties. The Objections Statement shall specify in reasonable detail the nature and amount of any disagreement so asserted. (c) If an Objections Statement is timely delivered to the Buyer, the Unitholder Representative and the Buyer shall negotiate in good faith to resolve any such objections, but if they do not reach a final resolution within 15 days after the delivery of the Objections Statement, the Unitholder Representative and the Buyer shall submit such dispute to KPMG LLP or, if such firm is unable or unwilling to act, such other nationally recognized independent public accounting firm as shall be agreed upon by the Unitholder Representative and the Buyer (the “Dispute Resolution Expert”). Any further submissions to the Dispute Resolution Expert must be written and delivered to each party to the dispute. The Dispute Resolution Expert shall consider only those items and amounts that are identified in the Objections Statement as being items which the Unitholder Representative and the Buyer are unable to resolve. The Dispute Resolution Expert shall act as an accounting expert and not as an arbitrator. The Dispute Resolution Expert’s determination shall be based solely on the definitions of Cash, Indebtedness, Net Working Capital, Seller Expenses and Transaction Expenses contained herein and the provisions of this Agreement, including this Section 1.05. The Unitholder Representative and the Buyer shall use their reasonable best efforts to cause the Dispute Resolution Expert to resolve all disagreements as soon as practicable in amounts between the disputed amounts set forth in the Closing Statement and the Objections Statement. Further, the Dispute Resolution Expert’s determination shall be based solely on the presentations by the Buyer and the Unitholder Representative that are in accordance with the terms and procedures set forth in this Agreement (i.e., not on the basis of an independent review). The resolution of the dispute by the Dispute Resolution Expert shall be final and binding on and non‑appealable by the Parties, absent manifest error (and in the event of manifest error, the determination shall be referred to the Dispute Resolution Expert for correction). The costs and expenses of the Dispute Resolution Expert shall be allocated between the Buyer, on the one hand, and the Unitholder Representative (on behalf of the Seller Parties), on the other hand, based upon the percentage that the portion of the contested amount not awarded to each Party bears to the amount actually contested by such Party. For example, if the Unitholder Representative claims Net Working Capital is $1,000 greater than the amount determined by the Buyer, and the Buyer contests only $500 of the amount claimed by the Unitholder Representative, and if the Dispute Resolution Expert ultimately resolves the dispute by awarding the Unitholder Representative (for the benefit of the Securityholders and the Blocker Sellers) $300 of the $500 contested, then the costs and expenses of arbitration shall be allocated 60% (i.e., 300 ÷ 500) to the Buyer and 40% (i.e., 200 ÷ 500) to the Unitholder Representative (for the benefit of the Seller Parties). In resolving 15 [[6907028]] each of the disputed amounts set forth in the Objections Statement, the Dispute Resolution Expert will be authorized only to choose either the Unitholder Representative’s position or the Buyer’s position (as each position had been disclosed in the Closing Statement or Objections Statement, as applicable, as amended in the manner provided below), but recognizing that the Dispute Resolution Expert may resolve the disputed amounts set forth in the Objections Statement on an item-by-item basis so that it may choose the Unitholder Representative’s position on some items and the Buyer’s position on other items. 1.06 Post-Closing Adjustment. (a) If the Final Closing Consideration is greater than the Closing Consideration, (i) the Buyer shall promptly (but in any event within five Business Days following the final determination of the Final Closing Consideration) pay to the Paying Agent (for distribution to applicable Seller Parties in accordance with the Payment Schedule) the lesser of (A) the amount of such difference and (B) an amount equal to the Adjustment Escrow Amount by wire transfer of immediately available funds to an account designated in writing by the Paying Agent to the Buyer and (ii) the Unitholder Representative and the Buyer shall deliver joint written instructions to the Escrow Agent to cause the Escrow Agent to pay to the Paying Agent the funds in the Adjustment Escrow Account. The Paying Agent shall thereafter promptly distribute to each Seller Party its applicable portion of the amounts paid to the Paying Agent in accordance with this Section 1.06(a) in accordance with the Payment Schedule. (b) If the Final Closing Consideration is equal to or less than the Closing Consideration, the Buyer and the Unitholder Representative (on behalf of the Securityholders and the Blocker Sellers) shall promptly (but in any event within five Business Days) deliver a joint written instruction to the Escrow Agent to pay to the Buyer the absolute value of such difference, if any (the “Shortfall Amount”), by wire transfer of immediately available funds to one or more accounts designated by the Buyer to the Escrow Agent. The Shortfall Amount shall be paid solely from the funds available in the Adjustment Escrow Account. In the event that the funds available in the Adjustment Escrow Account are in excess of the Shortfall Amount (such excess, the “Escrow Excess Amount”), the Unitholder Representative and the Buyer shall simultaneously with the delivery of the instructions described in the first sentence of this Section 1.06(b), deliver joint written instructions to the Escrow Agent to pay to the Paying Agent the Escrow Excess Amount, and the Paying Agent shall promptly distribute to each Seller Party its applicable portion thereof in accordance with the Payment Schedule. The Seller Parties and the Unitholder Representative shall not have any liability for any amounts due pursuant to Section 1.05 or this Section 1.06 except to the extent of the funds available in the Adjustment Escrow Account. (c) The Unitholder Representative shall, within five Business Days following the final determination of the Final Closing Consideration, deliver to the Buyer an updated Payment Schedule setting forth the calculation of the Additional Unit Consideration for each Participating Unit and the resulting relative percentage of limited partnership interests of the Company held by each Rolling Securityholder as of immediately following the Closing, taking into account the finally determined Final Valuation and Final Closing Consideration, and such updated Payment Schedule shall become final and binding upon delivery to the Buyer. 16 [[6907028]] (d) Following the final determination of the Final Unit Valuation, the conversion of Units of each Rolling Securityholder pursuant to Section 1.01(i) shall be adjusted by (i) with respect to each Rolling Securityholder who is an Applicable Partner or a Person which constitutes a Permitted Transferee of an Applicable Partner, adjusting the number of Initial Management Investor Units received by such Rolling Securityholder to be a number of Initial Management Investor Units equal to 75% of the aggregate Final Unit Valuation of all of the Management Investor Units and Incentive Units held by such Rolling Securityholder as of the Closing that are not Participating Units, and a number of Management Investor Units equal to 25% of the aggregate Final Unit Valuation of all of the Management Investor Units and Incentive Units held by such Rolling Securityholder as of the Closing that are not Participating Units, and (ii) with respect to each other Rolling Securityholder, adjusting the number of Equity Investor Units received by such Rolling Securityholder to be a number of Equity Investor Units equal to the aggregate Final Unit Valuation of all of the Investor Units held by such Rolling Securityholder as of the Closing that are not Participating Units. Upon the final determination of the Final Unit Valuation, the number of Primary Units received by the Buyer shall be (i) increased by a number of Units equal to the amount paid by the Buyer to the Paying Agent pursuant to Section 1.06(a), if any, or (ii) decreased by a number of Units equal to the amount returned to the Buyer pursuant to Section 1.06(b), if any. (e) The parties hereto acknowledge and agree that the Buyer shall not have any responsibility or liability for, and none of the Unitholder Representative, the Seller Parties, nor any other Person, shall have any claim against the Buyer, the Company, or any of its Subsidiaries with respect to the determination, preparation of, or review of, the Payment Schedule or for any payments made by the Paying Agent with respect thereto. 1.07 Escrow Accounts. On the Closing Date, the Escrow Agent, the Buyer and the Unitholder Representative shall enter into an escrow agreement, substantially in the form of Exhibit F attached hereto, with such changes as may be required by the Escrow Agent and reasonably acceptable to the Buyer and the Unitholder Representative (the “Escrow Agreement”). At the Closing, the Buyer shall deliver the sum of (i) $4,000,000 (such amount, the “Adjustment Escrow Amount”) in immediately available funds into a separate escrow account (the “Adjustment Escrow Account”), such account to be established and maintained by the Escrow Agent pursuant to the terms and conditions of the Escrow Agreement and (ii) $1,361,250 (such amount, the “Indemnification Escrow Amount” and, together with the Adjustment Escrow Amount, the “Escrow Amount”) in immediately available funds into a separate escrow account (the “Indemnification Escrow Account”), such account to be established and maintained by the Escrow Agent pursuant to the terms and conditions of the Escrow Agreement. The amounts contained in the Adjustment Escrow Account shall serve as a security for, and the sole and exclusive source of payment of, the Buyer’s rights pursuant to Section 1.06, if any, and the amount contained in the Indemnification Escrow Account shall serve as a security for, and the sole and exclusive source of payment of, the Buyer’s rights pursuant to Article X. All fees and expenses of the Escrow Agent shall be paid 50% by the Buyer and 50% by the Seller Parties by treating such percentage as a Seller Expense. 1.08 Withholding. Notwithstanding any provision contained herein to the contrary, each of the Paying Agent, the Escrow Agent, the Company, the Unitholder Representative, the Buyer, and any other Person making any payment hereunder shall be entitled to deduct and withhold from

17 [[6907028]] the consideration otherwise payable to any Person pursuant to this Agreement such amounts as it is required to deduct and withhold with respect to the making of such payment under any provision of applicable Tax Law. If the Paying Agent, the Escrow Agent, the Company, the Unitholder Representative, the Buyer, or any other Person making any payment hereunder, as the case may be, so withholds amounts and timely pays over such amounts to the appropriate Governmental Entity, such amounts shall be treated for all purposes of this Agreement as having been paid to such Person in respect of which the Paying Agent, the Escrow Agent, the Company, the Unitholder Representative, the Buyer, or any other Person making any payment hereunder, as the case may be, made such deduction and withholding. Other than with respect to any withholding or deduction required due to the failure to provide the forms specified by Section 12.02(h), as soon as commercially practical prior to the Closing, the Paying Agent, the Escrow Agent, the Company, the Buyer, and any other Person making any payment hereunder, shall (a) notify the applicable recipient of any anticipated withholding (other than backup withholding or withholding of employment Taxes), (b) consult with the applicable recipient in good faith to determine whether such deduction and withholding is required under applicable Tax Law and (c) cooperate with the applicable recipient in good faith to minimize the amount of any applicable withholding. 1.09 Participating Unit Adjustment. Notwithstanding anything to the contrary in this Agreement or any other Transaction Agreement, the Parties hereby agree that, upon prior written notice to the Buyer not less than three Business Days prior to the Closing, the General Partner shall have the right to reallocate the Aquiline Participating Units solely as between the Initial AQ Unitholder, the Blockers and AFSF V AIV; provided, however, that in no event shall any such reallocation increase the aggregate number of Participating Blocker Units without the prior written consent of the Buyer. Upon delivery of any such notice in accordance with this Section 1.09 specifying the reallocation of the Aquiline Participating Units, Annex B-1 hereto (and all corresponding definitions set forth herein and, for the avoidance of doubt, the Pre-Closing Reorganization) shall be deemed automatically amended accordingly without further action on the part of any other Person. ARTICLE II THE CLOSING 2.01 The Closing. The closing of the Transactions (the “Closing”) shall take place at 10:00 a.m. (New York, New York time) on the fifth Business Day following full satisfaction or (to the extent permitted by Law) due waiver of all of the closing conditions set forth in Article IX (other than those to be satisfied at the Closing itself, but subject to the satisfaction or (to the extent permitted by Law) due waiver of such conditions) or on such other date or time as is mutually agreed to in writing by the Buyer and the Company (the date and time of the Closing, the “Closing Date”) by electronic exchange of documents (by “portable document format”, email or other form of electronic communication) all of which will be deemed to be originals. 2.02 The Closing Transactions. Subject to the terms and conditions set forth in this Agreement, the Parties shall consummate the following transactions at the Closing: (a) the Buyer shall pay, or cause to be paid: 18 [[6907028]] (i) to the Paying Agent, the sum of (A) the Closing Payment plus (B) the Buyer Note Amount, in each case, as set forth in the Estimated Closing Statement, by wire transfer of immediately available funds to the account(s) designated in writing by the Paying Agent to the Buyer at least three Business Days prior to the Closing, which the Paying Agent will disburse to the Seller Parties entitled to payment in accordance with the Paying Agent Agreement, this Agreement and the Payment Schedule; (ii) to the Unitholder Representative, the Representative Amount, by wire transfer of immediately available funds to the account(s) designated in writing by the Unitholder Representative to the Buyer at least three Business Days prior to the Closing; (iii) to the Escrow Agent (A) the Adjustment Escrow Amount, by wire transfer of immediately available funds to the Adjustment Escrow Account, and (B) the Indemnification Escrow Amount, by wire transfer of immediately available funds to the Indemnification Escrow Account; (iv) to the extent not otherwise included in this Section 2.02(a), to the applicable Persons, on behalf of the Company, the Seller Expenses set forth in final invoices (or other reasonable evidence of amounts due) by wire transfer of immediately available funds as directed by the Company at least three Business Days prior to the Closing; provided, that any amounts of any such Seller Expenses treated as wages for income Tax purposes shall be paid to the Company or its applicable Subsidiary, which shall pay such amounts, less any applicable withholding Taxes, to each Person to whom such Seller Expenses are to be paid through its payroll system on or reasonably promptly after the Closing Date; (v) to the Paying Agent all fees and expenses due pursuant to the Paying Agent Agreement, as set forth in the Paying Agent Agreement; (vi) to the Escrow Agent all fees and expenses due pursuant to the Escrow Agreement, as set forth in the Escrow Agreement; and (vii) to the Unitholder Representative, the Engagement Fee, by wire transfer of immediately available funds to the account(s) designated in writing by the Unitholder Representative to the Buyer prior to the Closing; (viii) at the election of the Company or to the extent reasonably determined by the Company to be necessary to satisfy the condition set forth in Section 9.02(c), to the applicable Persons, on behalf of the Company, Transaction Expenses (including the Potash Bonus Payment, if any, to Andrew Potash) set forth in final invoices (or other reasonable evidence of amounts due) by wire transfer of immediately available funds as directed by the Company at least three Business Days prior to the Closing; provided, that any amounts of any such Transaction Expenses treated as wages for income Tax purposes shall be paid to the Company or its applicable Subsidiary, which shall pay such amounts, less any applicable withholding Taxes, to each Person to whom such Transaction Expenses are to be paid through its payroll system on or reasonably promptly after the Closing Date; provided, further, that for all purposes, such payments by 19 [[6907028]] the Buyer shall be treated as a contribution of such amount to the Company and the Company shall issue to the Buyer a number of additional Equity Investor Units equal to the aggregate amount funded by the Buyer pursuant to this Section 2.02(a)(viii); (b) the Buyer shall deliver, or cause to be delivered, to the Company and the Unitholder Representative (and in the case of the Aquiline Letter Agreement or the Potash Letter Agreement, to the other applicable parties thereto): (i) a counterpart to the Escrow Agreement, duly executed by the Buyer; (ii) a counterpart to the Paying Agent Agreement, duly executed by the Buyer; (iii) a counterpart to the A&R Shared Blocker LPA, duly executed by the Buyer and the Shared Blocker GP; (iv) counterparts to the A&R Company LPA, duly executed by the Buyer and the WM Phoenix GP; (v) counterparts to the A&R WM Phoenix GP LLCA, duly executed by the Buyer and the WM Phoenix GP; (vi) a counterpart to the A&R Co-Invest Blocker LPA, duly executed by the WM Blocker GP; (vii) a counterpart to the Aquiline Letter Agreement, duly executed by the Company, the WM Phoenix GP, the Buyer, WM Clay and the Guarantor; (viii) a counterpart to the Potash Letter Agreement, duly executed by the Company, the WM Phoenix GP, the Buyer, WM Clay and the Guarantor; (ix) if required pursuant to Section 1.01(a), a counterpart to the Buyer Note, duly executed by the Buyer (or each Person that is a Lender); (x) a certificate of an authorized officer of the Buyer in his or her capacity as such, dated as of the Closing Date, stating that the conditions specified in Sections 9.03(a) and 9.03(b) have been satisfied; and (xi) certified copies of resolutions or a written consent duly adopted by the Buyer’s board of directors (or its equivalent governing body) authorizing the execution, delivery and performance of this Agreement; (c) the Company shall deliver, or cause to be delivered, to the Buyer: (i) documentation evidencing the consummation of the Pre-Closing Reorganization; 20 [[6907028]] (ii) counterparts to the A&R Company LPA, duly executed by the Company and the General Partner; (iii) if required pursuant to Section 1.01(a), a counterpart to the Buyer Note, duly executed by the Company; (iv) counterparts to the Aquiline Letter Agreement, duly executed by the Initial AQ Unitholder and the AFSF V Blocker; (v) counterparts to the Potash Letter Agreement, duly executed by Potash Operating LP, Distinguished Programs Ownership LLC and Andrew Potash; (vi) a certificate of an authorized officer of the Company in his or her capacity as such, dated as of the Closing Date, stating that the conditions specified in Sections 9.02(a)(i), 9.02(a)(ii), 9.02(a)(iii) and 9.02(b), as they relate to the Company, and the condition specified in Section 9.02(c), in each case, have been satisfied; (vii) a copy of the resolutions or written consent duly adopted by the General Partner’s governing body authorizing the execution, delivery and performance of this Agreement; (viii) a counterpart to the Escrow Agreement, duly executed by the Company; and (ix) a counterpart to the Paying Agent Agreement, duly executed by the Company; (d) the Co-Invest Blocker Seller shall deliver, or cause to be delivered, to the Buyer: (i) duly executed instruments of assignment evidencing the transfer of the Blocker Equity to the Buyer; (ii) counterparts to the A&R Co-Invest Blocker LPA, duly executed by the Co-Invest Blocker Seller, the Co-Invest Blocker and the Co-Invest Blocker GP; and (iii) a certificate of the Co-Invest Blocker GP in its capacity as such, dated as of the Closing Date, stating that the conditions specified in Sections 9.02(a) and 9.02(b), as they relate to the Co-Invest Blocker, have been satisfied; (e) the AFSF V Blocker Seller shall deliver, or cause to be delivered, to the Buyer: (i) counterparts to the A&R Shared Blocker LPA, duly executed by the AFSF V Blocker Seller, the AFSF V Blocker and the AFSF V Blocker GP; (ii) a counterpart to the Aquiline Letter Agreement, duly executed by the AFSF V Blocker; and

21 [[6907028]] (iii) a certificate of the general partner of AFSF V Blocker Seller in its capacity as such, dated as of the Closing Date, stating that the conditions specified in Sections 9.02(a) and 9.02(b), as they relate to the AFSF V Blocker, have been satisfied; (f) the Unitholder Representative shall deliver, or cause to be delivered, to the Buyer: (i) a counterpart to the Escrow Agreement, duly executed by the Unitholder Representative; and (ii) a counterpart to the Paying Agent Agreement, duly executed by the Unitholder Representative; (g) the AFSF V AIV shall deliver, or cause to be delivered, to the Buyer: (i) counterparts to the A&R Company LPA, duly executed by the AFSF V AIV; and (ii) counterparts to the Aquiline Letter Agreement, duly executed by the AFSF V AIV; and (h) the Initial AQ Unitholder shall deliver, or cause to be delivered, to the Buyer: (i) a counterpart to the A&R Company LPA, duly executed by the Initial AQ Unitholder; (ii) a counterpart to the Aquiline Letter Agreement, duly executed by the Initial AQ Unitholder; and (iii) a certificate of the general partner of the Initial AQ Unitholder in its capacity as such, dated as of the Closing Date, stating that the conditions specified in Sections 9.02(a) and 9.02(b), as they relate to the Initial AQ Unitholder, have been satisfied. ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE GENERAL PARTNER The Company represents and warrants to the Buyer as follows as of the date hereof and as of the Closing Date, except as set forth in the Disclosure Schedules or for any actions taken after the date hereof in accordance with Section 6.01: 3.01 Organization and Power. (a) The Company (i) is a limited partnership duly organized, validly existing and in good standing under the Laws of the State of Delaware and (ii) has all requisite power and 22 [[6907028]] authority necessary to own, lease or otherwise hold and operate its properties and other assets and to carry on its businesses as currently conducted. The Company is duly qualified to do business and is in good standing in every jurisdiction in which its ownership, leasing or operation of its property and assets or the nature of its business requires it to qualify, except where the failure to be so qualified or to be in good standing would not be material to the Group Companies. True, correct and complete copies of the Organizational Documents of the Company as amended to the date hereof have been made available to the Buyer prior to entry into this Agreement. The Company is not in breach of any of the material provisions of its Organizational Documents. (b) The General Partner (i) is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Delaware and (ii) has all requisite power and authority necessary to own, lease or otherwise hold and operate its properties and other assets and to carry on its businesses as currently conducted. The General Partner is duly qualified to do business and is in good standing in every jurisdiction in which its ownership, leasing or operation of its property and assets or the nature of its business requires it to qualify, except where the failure to be so qualified or to be in good standing would not be material to the Group Companies. True, correct and complete copies of the Organizational Documents of the General Partner as amended to the date hereof have been made available to the Buyer prior to entry into this Agreement. The Company is not in breach of any of the material provisions of its Organizational Documents. 3.02 Subsidiaries. (a) Schedule 3.02(a) accurately sets forth each Subsidiary of the Company, its name, place of incorporation or formation, and if not wholly owned directly or indirectly by the Company, the record ownership of all capital stock or other equity interests issued thereby. There are no other outstanding equity interests in, units of or other voting securities or ownership interests in the Subsidiaries. Each of the Company’s Subsidiaries is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization, as the case may be, has all requisite power and authority necessary to own, lease or otherwise hold and operate its properties and other assets and to carry on its businesses as currently conducted. Each of the Company’s Subsidiaries is duly qualified to do business and is in good standing in every jurisdiction in which its ownership, leasing or operation of its property and assets or the nature of its businesses requires it to qualify, except where the failure to be so qualified or to be in good standing, would not be material to the Group Companies. Neither the Company nor any of its Subsidiaries owns or holds the right to acquire any stock, partnership interest or joint venture interest or other equity ownership interest in any other corporation, organization or entity. (b) Except as set forth on Schedule 3.02(b), there are no (i) options, warrants, calls, rights, agreements, or convertible, exercisable or exchangeable securities, in each case relating to the issuance of equity securities of any Subsidiaries of the Company, or to the purchase or acquisition from the Subsidiaries any equity interests, (ii) other commitments pursuant to which a Subsidiary of the Company is or may become obligated to provide funds to, make an investment in, or contribute capital to, any Person, (iii) securities of a Subsidiary of the Company reserved for issuance for any purpose, (iv) statutory or contractual preemptive rights or rights of first refusal with respect to the equity interests of a Subsidiary of the Company, (v) unit or stock appreciation rights, equity-based performance units, “phantom” unit rights, profit participation or other similar 23 [[6907028]] rights or Contracts with respect to the equity securities of a Subsidiary of the Company, (vi) rights, plans or anti-takeover plans, voting trusts or proxies with respect to any equity interests of a Subsidiary of the Company or any securities convertible, exercisable or exchangeable into any such equity interests of a Subsidiary of the Company, or (vii) outstanding Contracts of a Subsidiary of the Company to make any distribution of any kind with respect to any equity interests of a Subsidiary of the Company or any securities convertible, exercisable or exchangeable into any such equity interests (c) True, correct and complete copies of the Organizational Documents of each Subsidiary of the Company have been made available to the Buyer prior to entry into this Agreement, and no Subsidiary is in breach of any of the material provisions of its respective Organizational Documents. 3.03 Authorization; No Breach; Valid and Binding Agreement. (a) Each of the Company and the General Partner has all requisite power and authority to execute and deliver this Agreement and each other Transaction Agreement to which it is (or, with respect to the Transaction Agreements to be entered at the Closing, will be) a party, to perform its obligations hereunder and to consummate the Transactions. The execution, delivery and performance of this Agreement and each other Transaction Agreement to which the Company or the General Partner is (or, with respect to the Transaction Agreements to be entered at the Closing, will be) a party by the Company or the General Partner, as applicable, the performance of its obligations hereunder or thereunder and the consummation of the Transactions have been duly and validly authorized by all necessary action on the part of it, including approval by its governing body, and no other proceedings on its part are necessary to authorize the execution, delivery or performance of this Agreement and each other Transaction Agreement to which it is (or, with respect to the Transaction Agreements to be entered at the Closing, will be) a party. (b) Except for (i) compliance with and filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”), (ii) the Texas Filings and (iii) as set forth on Schedule 3.03(b), the execution, delivery, performance and compliance with the terms and conditions of this Agreement and each other Transaction Agreement to which the Company or the General Partner is (or, with respect to the Transaction Agreements to be entered at the Closing, will be) a party by the Company or the General Partner, as applicable, and the consummation of the Transactions by the Company and the General Partner, do not (A) violate, conflict with, result in any breach of, or constitute a default under any of the Organizational Documents of any Group Company or the General Partner, (B) with or without the giving of notice or the lapse of time or both, violate or result in a breach of or constitute a violation or default under, result in the termination of or give rise to a right of termination or cancellation under, require consent, notice or waiver under, require the making of a payment or result in the loss of a benefit under or accelerate the performance of any obligation under any Contract of any Group Company or the General Partner or by which any of the Group Companies or the General Partner, or any property or assets of the Group Companies or the General Partner, is bound or affected, (C) result (with or without the giving of notice or the lapse of time or both) in the creation of any Lien (other than Permitted Liens) upon any properties, rights or assets of the Group Companies or the General Partner, (D) cause the suspension or revocation of any Permit or (E) violate any Order or Law to which any of the Group Companies or the General Partner is subject, except where the failure of 24 [[6907028]] any of the representations and warranties contained in clause (B) or (D) above to be true would not be material to the Group Companies. (c) Assuming that this Agreement and each other Transaction Agreement to which the Company or the General Partner is (or, with respect to the Transaction Agreements to be entered at the Closing, will be) a party is a legal, valid and binding obligation of the other Parties, this Agreement and each other Transaction Agreement to which the Company or the General Partner is (or, with respect to the Transaction Agreements to be entered at the Closing, will be) a party constitutes a legal, valid and binding obligation of the Company and the General Partner, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization or other similar Laws relating to or affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies (whether considered in a proceeding in equity or at law) and any implied covenant of good faith and fair dealing, or the exercise by courts of equity powers (the “Bankruptcy and Equity Exceptions”). 3.04 Capitalization. (a) Schedule 3.04(a) sets forth the owners of all of the issued and outstanding Units of the Company as of the date hereof, including the type and amount of each Unit held by such Person. There are no other outstanding equity interests in, units of or other voting securities or ownership interests in the Company. All of such Units have been validly issued and are fully paid and non-assessable and are free of any and all Liens other than those imposed by the Company LPA or arising under the Securities Act or any state securities laws. No such Units is certificated and each such Unit has been issued in non-certificated, book-entry form. All issued and outstanding equity interests held by the Company in the Subsidiaries have been validly issued and are fully paid and non-assessable and are free of any and all Liens (other than Permitted Liens) and free of any restriction on the right to vote, sell or otherwise dispose of such equity interests other than those imposed by the Company LPA, pursuant to the Credit Agreement or pursuant to the Organizational Documents of such Subsidiary. At the Closing, the Primary Units (and any Equity Investor Units issued pursuant to Section 2.02(a)(viii)) will be duly authorized and validly issued, fully paid and nonassessable, and free and clear of all Liens (except for Liens (i) arising under the Securities Act or any state securities laws, (ii) arising under the A&R Company LPA or (iii) created by the Buyer at or prior to the Closing). (b) Except as set forth on Schedule 3.04(b) or in the Company LPA, there are no (i) options, warrants, calls, rights, agreements, or convertible, exercisable or exchangeable securities, in each case relating to the issuance of equity securities of the Company, or to the purchase or acquisition from the Company any Units, (ii) other commitments pursuant to which the Company is or may become obligated to provide funds to, make an investment in, or contribute capital to, any Person, (iii) securities of the Company reserved for issuance for any purpose, (iv) statutory or contractual preemptive or subscription rights or rights of first refusal with respect to the equity interests of the Company, (v) unit or stock appreciation rights, equity-based performance units, “phantom” unit rights, profit participation or other similar rights or Contracts with respect to the equity securities of the Company, (vi) rights, plans or anti-takeover plans, voting trusts or proxies with respect to any equity interests of the Company or any securities convertible, exercisable or exchangeable into any such equity interests of the Company, or (vii) outstanding

25 [[6907028]] Contracts of the Company to make any distribution of any kind with respect to any equity interests of the Company or any securities convertible, exercisable or exchangeable into any such equity interests. There are no accrued and unpaid distributions with respect to any class or series of equity interests in the Company. (c) Other than the Company LPA, the Company is not a party to any voting agreement, unit or stockholder agreement, proxy or other agreement or understanding with respect to any equity interests in the Company or any of its Subsidiaries. (d) As of the Closing Date, the Payment Schedule will be complete and accurate in all respects and the amounts set forth therein will be calculated pursuant to and in accordance with this Agreement, the Organizational Documents of the Company, any applicable Company Employee Benefit Plan and any applicable Laws. 3.05 Financial Statements. (a) The Company has delivered true and complete copies of the following financial statements (the “Financial Statements”), which are attached as Schedule 3.05(a): (i) the Company’s unaudited consolidated balance sheet as of March 31, 2025 (the “Latest Balance Sheet Date”) and the related statements of income, changes in members’ equity and cash flows for the fiscal quarter then ended; and (ii) the Company’s audited consolidated balance sheets as of December 31, 2024 and December 31, 2023, and the related statements of income, changes in members’ equity and cash flows for the fiscal years then ended. (b) The Financial Statements have been prepared from the books and records of the Group Companies, have been prepared in accordance with GAAP, consistently applied, and present fairly, in all material respects, the consolidated financial position and consolidated results of operations and cash flows of the Group Companies (taken as a whole) as of the times and for the periods referred to therein, subject in the case of the unaudited consolidated financial statements to (i) the absence of footnote disclosures and other presentation items and (ii) changes resulting from immaterial normal year-end adjustments. The Group Companies’ system of internal controls over financial reporting is sufficient to provide reasonable assurance (i) that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, (ii) that transactions are executed only in accordance with authorization of management, (iii) regarding prevention or timely detection of the unauthorized acquisition, use, or disposition of the assets of the Group Companies, (iv) that the Group Companies are compliant in all material respects with applicable requirements of the anti-money laundering and terrorist financing Laws, including applicable financial recordkeeping and reporting requirements, as and to the extent such Laws were in effect and (v) that all off-balance sheet arrangements are properly identified and quantified. Since January 1, 2023, there has not been (A) to the knowledge of the Company, except as set forth on Schedule 3.05(b), any significant deficiency or weakness in the system of internal accounting controls used by the Group Companies, (B) any fraud or other wrongdoing that involves any of the management of the Group Companies or other employees who have a role in 26 [[6907028]] the preparation of the Financial Statements, in each case in their capacity as management or an employee of the Group Companies or (C) to the Company’s knowledge, any written claim or allegation regarding any of the foregoing. (c) All of the accounts receivable (including unbilled receivables) shown on the Company’s unaudited consolidated balance sheet as of the Latest Balance Sheet Date and all of the accounts receivable included in the Estimated Net Working Capital, have been collected or are current and to the knowledge of the Company, collectible in the aggregate recorded amounts thereof (less the allowance for doubtful accounts also appearing in such consolidated balance sheet and net of returns and payment discounts allowable by Group Companies’ policies as in effect on the date hereof) and can reasonably be anticipated to be paid in full without outside collection efforts within 60 days of the due date therefor, and as of the date hereof are not subject to counterclaims or setoffs. (d) None of the Group Companies has any debts, liabilities, commitments or obligations of any nature (whether accrued, fixed, absolute, contingent, matured, unmatured or otherwise) that would be required to be reflected or reserved against on a consolidated balance sheet of the Company prepared in accordance with GAAP or the notes thereto, other than debts, liabilities, commitments or obligations (i) set forth or as specifically reflected or adequately reserved against in the Financial Statements, (ii) incurred since the Latest Balance Sheet Date in the Ordinary Course of Business (provided, that none of such liabilities or obligations arose out of a violation of applicable Law or breach of a Material Contract on the part of the Company or any of its Subsidiaries), (iii) incurred in connection with this Agreement or the other Transaction Agreements or the Transactions or (iv) that are, taken as a whole, not material to the Group Companies. None of the Group Companies is a party to, or has any commitment to become a party to, any “off balance sheet arrangement”. 3.06 Absence of Certain Developments. Since the Latest Balance Sheet Date, (i) the business of each Group Company has been conducted in the Ordinary Course of Business, except to the extent such business has been conducted in accordance with Sections 6.05(c) and (d) hereof, (ii) no Group Company has suffered a Material Adverse Effect on such Group Company and (iii) through the date of this Agreement, except as set forth on Schedule 3.06, no Group Company has taken any action that would, after the date hereof, be prohibited by, or require the consent of the Buyer pursuant to, Section 6.01. 3.07 Real and Personal Property. (a) No Group Company owns any real property. (b) Schedule 3.07(b) sets forth all leases, licenses, subleases and occupancy agreements, together with any amendments, modifications or supplements thereto (the “Real Property Leases”), with respect to all real property leased, licensed, subleased or otherwise used or occupied by each Group Company as of the date hereof (the “Leased Real Property”). The Real Property Leases are a valid and binding obligation of the Group Company party thereto and, to the knowledge of the Company, the other parties thereto, in full force and effect, subject to proper authorization and execution of each lease by the other party and the application of the Bankruptcy and Equity Exceptions. The applicable Group Company holds a valid and existing leasehold 27 [[6907028]] interest under each such Real Property Lease, free and clear of all Liens other than Permitted Liens. The Company has made available to the Buyer complete and accurate copies of each of the Real Property Leases, and none of such Real Property Leases have been modified as of the date hereof in any material respect, except to the extent that such modifications are disclosed by the copies delivered or made available to the Buyer. All rent and other material sums and charges payable under each Real Property Lease by any Group Company are current and no Group Company or any other party thereto is in default in any material respect under any of the Real Property Leases and, to the knowledge of the Company, no event has occurred which, with the giving of notice or the passage of time, or both, would reasonably be expected to give rise to such material default, nor have any of them given or received any notice alleging any of the same. Each Leased Real Property is suitable for the purposes for which it is currently used. The Leased Real Property are the only real property and interests in real property that are necessary for the conduct of the business of the Group Companies as conducted as of the date of this Agreement. Other than the applicable Group Company pursuant to the applicable Real Property Lease, no Person has the right to use or occupy any Leased Real Property. (c) Each Group Company has good and marketable title to, or other valid right to use, free and clear of any Liens (other than Permitted Liens), all of the assets, property and rights that it owns or uses. The assets, property and rights owned by each Group Company constitutes all of the material property used in, and required for operation of, the business of the Group Companies as currently conducted and such assets, property and rights are sufficient for each Group Company to conduct its business as currently conducted. All items of tangible property used in the operation of the business of the Group Companies are in good operating condition in all material respects, normal wear and tear excepted. No approval or consent of any Person is required so that the interests of the Group Companies in such property shall continue in full force and effect and shall be enforceable by the Buyer following Closing. 3.08 Tax Matters. (a) Each of the Group Companies has duly and timely filed (or has had filed) all income and other material Tax Returns that it was required to file (or to have filed), taking into account any extensions of time to file, and each such Tax Return is true, complete and correct in all material respects. All material Taxes of each Group Company (whether or not shown as owing by any Group Company on such Tax Returns) have been timely and fully paid or properly accrued in accordance with GAAP. (b) No Group Company is, or, to the knowledge of the Company, threatened to be, the subject of a Tax audit or examination with respect to Taxes. (c) Each Group Company has timely and properly withheld and paid to the applicable Governmental Entity all material Taxes required to have been withheld and paid by it in connection with any amounts paid or owing to any employee, independent contractor, creditor, equityholder or other third party. (d) No Group Company has any liability for Taxes of any Person (other than any of the Group Companies) (i) under Treasury Regulation Section 1.1502-6 (or any similar provision of applicable state, local or foreign Law) or (ii) as a transferee or successor or by Contract 28 [[6907028]] (other than customary indemnification or gross-up provisions in Contracts the primary purpose of which does not relate to Taxes). (e) No Group Company is subject to any limitation under Section 197(f)(9) of the Code on its ability to amortize any “Section 197 intangible” (as defined in Section 197(d)(1) of the Code), and no assets of any Group Company constitute “Section 197(f) intangibles” within the meaning of Treasury Regulation Section 1.197-2(h)(1)(i). (f) No Group Company has been a party to a “listed transaction”, as such term is defined in Treasury Regulation Section 1.6011-4(b)(2) (or any similar provision of U.S. state or local or non-U.S. Tax Law). (g) No claim has been made by any Tax authority in a jurisdiction where any Group Company has not filed a material Tax Return, or paid a material Tax, that it is or may be, subject to Tax by, or required to file a Tax Return in, such jurisdiction. (h) No Group Company has consented to extend the time in which any Tax may be assessed or collected by any taxing authority, which extension is in effect as of the date hereof. (i) No Group Company is the beneficiary of any extension of time (other than an automatic extension of time not requiring the consent of the applicable Governmental Entity) within which to file any material Tax Return not previously filed. (j) There is no Action, suit, taxing authority proceeding or audit now in progress or pending against or with respect to any Group Company with respect to any Tax. (k) No Group Company (or regarded owner thereof) will be required to include a material item of income, or exclude a material item of deduction, for any taxable period ending after the Closing Date as a result of: (i) an installment sale transaction occurring on or before the Closing Date governed by Section 453 of the Code (or any similar provision of state, local or non- U.S. Laws); (ii) a transaction occurring on or before the Closing Date reported as an open transaction for U.S. federal income Tax purposes (or any similar doctrine under state, local or non-U.S. Laws); (iii) any prepaid amounts received or paid on or prior to the Closing Date or deferred revenue realized, accrued or received on or prior to the Closing Date, in each case, outside of the Ordinary Course of Business; (iv) a change in method of accounting with respect to a Pre- Closing Tax Period that occurs or was requested on or prior to the Closing Date (or as a result of an impermissible method used in a Pre-Closing Tax Period) or (v) an agreement entered into with any Governmental Entity (including a “closing agreement” under Section 7121 of the Code) on or prior to the Closing Date. (l) There is no Lien for Taxes on any of the assets of any Group Company, other than Permitted Liens. (m) No Group Company is or has been a resident for Tax purposes in any foreign jurisdiction outside the country of its organization.

29 [[6907028]] (n) If applicable, the Company has properly complied in all material respects with all applicable law in order to defer the amount of the employer’s share of any “applicable employment taxes” under Section 2302 of the CARES Act. (o) No Group Company has (i) deferred payment of any Taxes (including withholding Taxes) pursuant to Internal Revenue Service Notice 2020-65 or any related or similar order or declaration from any Governmental Entity (including, without limitation, the Presidential Memorandum, dated August 8, 2020, issued by the President of the United States) or (ii) claimed any “employee retention credit” pursuant to Section 2301 of the CARES Act. (p) No Group Company is a party to or bound by any Tax allocation or Tax sharing agreement (excluding, in each case, any agreement entered into in the Ordinary Course of Business and not primarily related to Taxes and any agreement solely among the Group Companies). (q) No Group Company has made a SALT Election. (r) No Group Company has made an election pursuant to Section 6221(b) of the Code (or any similar state or local law) to cause the Partnership Tax Audit Rules not apply to any federal, state or local income Tax audits and other proceedings. (s) No Group Company has made an election pursuant to Treasury Regulations Section 301.9100-22(c) (or any similar state or local law) to cause the Partnership Tax Audit Rules to apply to any federal, state or local income Tax audits or other proceedings as of any date earlier than is required by Law. (t) Each Group Company that is properly treated as a partnership for U.S. federal (and all applicable state and local) income taxes has made an election under Section 754 of the Code (or any similar state or local law). (u) For U.S. federal (and all applicable state and local) income Tax purposes, each Group Company is properly treated as (i) a partnership or (ii) an entity disregarded as separate from its owner, and has not made any filing or election to be treated as an association taxable as a corporation. 3.09 Contracts and Commitments. (a) Except as set forth on Schedule 3.09 or with respect to any Company Employee Benefit Plan set forth on Schedule 3.13(a), no Group Company as of the date hereof is party to any: (i) Contract relating to any Financial Indebtedness (including any commitment with respect to Financial Indebtedness) or any Contract granting, creating or otherwise providing for any Lien (other than a Permitted Lien) on assets of any of the Group Companies to secure any Financial Indebtedness; (ii) joint venture, strategic alliance, reseller agreement or partnership agreements; 30 [[6907028]] (iii) guaranty of any Financial Indebtedness or other material guaranty (other than any guaranty of any obligation or liability solely of any Group Company); (iv) lease or agreement under which it is lessee of, or holds or operates any personal property owned by any other party, for which the annual rental exceeds $750,000 (excluding the Real Property Leases); (v) Contract or group of related Contracts with the same party or its affiliated entities for the purchase or disposition of products or services, business or other material assets (whether by merger, sale of equity interests, sale of assets or otherwise) that provide for annual payments by a Group Company in excess of $750,000 in the aggregate; (vi) Contract or group of related Contracts with a customer (including any carrier or broker) or its affiliated entities that provides annual net revenues (based on any 12-month period) to the Group Companies in excess of $1,000,000; (vii) Contract under which a Group Company (A) is granted a license to use any material third party Intellectual Property (other than Incidental Licenses) or (B) grants to any Person a license to use any material Owned Intellectual Property (other than non-exclusive licenses granted in the Ordinary Course of Business); (viii) Contract relating to the ownership by the Company or any of its Subsidiaries of any joint venture interest or other equity ownership interest in any other corporation, organization or entity; (ix) Contract that (A) contains a put, call or similar right pursuant to which the Group Companies would be required to purchase or sell, as applicable, any equity interests or assets of any Person or (B) grants any rights of first refusal, rights of first offer, option to purchase, acquire, sell or dispose or other similar rights to any Person with respect to any material asset of the Group Companies; (x) Real Property Leases; (xi) Contract required to be disclosed on Schedule 3.18; (xii) Contract that materially prohibits any Group Company from competing in the business of the Group Companies as conducted in the Ordinary Course of Business; (xiii) collective bargaining agreement, labor contract or other written agreement or arrangement with any labor union or any employee organization or contract, agreement or arrangement with a professional employer organization; (xiv) Contract or series of related Contracts relating to the acquisition or disposition of any business, capital stock or assets (by merger, consolidation, acquisition of stock or assets or otherwise) of any other Person providing for indemnification obligations of the Company or any of its Subsidiaries or “earn-out” or other contingent obligations or deferred or withheld payment obligations to the extent such indemnification 31 [[6907028]] obligations or “earn-out” or other contingent obligations or deferred or withheld payment obligations are outstanding as of the date hereof; (xv) Contract granting an “exclusivity” commitment, “most favored nation” terms or pricing or other similar provisions to any Person, or mandating the purchase or supply of a minimum quantity of products or services (including any minimum value or volume of premiums written) or the purchase or supply of products or services exclusively from or by a certain Person; (xvi) Contract with a Material Carrier; (xvii) Contract with a Top Producer; (xviii) Contract with a Material Supplier; (xix) Material Contract with a Governmental Entity; (xx) any Contract under which the Company or any of its Subsidiaries has, directly or indirectly, made any advance, loan, extension of credit or capital contribution to, or other investment in, any Person (other than any of the Group Companies) in excess of $100,000 in respect of any such advance, loan, extension of credit, capital contribution to or investment in such Person; (xxi) any Contract that expressly requires the payment by any of the Group Companies of an early termination fee (individually or in the aggregate, and whether contingent or otherwise) in excess of $250,000 in respect of such Contract; (xxii) any Contract that expressly prohibits the declaration or payment of dividends in respect of any equity interests in any of the Group Companies (other than, for the avoidance of doubt, the Credit Agreement); or (xxiii) any Contract pursuant to which the Company or its Subsidiaries have committed to pay capital expenditures, or development costs in excess of $750,000 or pursuant to which the Company or its Subsidiaries have committed to the acquisition by purchase or lease of fixed assets with a value in excess of $750,000. (b) The Company has made available to the Buyer a true, correct and complete copy of all written Contracts (including a true, correct and complete copy of the Credit Agreement) and a true and correct summary of all oral Contracts that are set forth on, or are required to be set forth on, Schedule 3.09(a) (collectively, the Contracts required to be set forth on Schedule 3.09 and any Company Employee Benefit Plan required to be set forth on Schedule 3.13(a), together with each Contract and Company Employee Benefit Plan that was entered into or established after the date hereof but that, had it been in existence on the date hereof would have been required to be set forth on Schedule 3.09(a) or Schedule 3.13(a), as applicable, being referred to as the “Material Contracts”). Each Material Contract (assuming due power and authority of, and due execution and delivery by, the other party or parties thereto) is a legal, valid, binding and enforceable obligation on each Group Company that is a party thereto and is in full force and effect (subject to the Bankruptcy and Equity Exceptions) and, to the knowledge of the Company, of the other parties 32 [[6907028]] thereto. Since January 1, 2023, no Group Company has received written (or, to the knowledge of the Company, oral) notice from a party to a Material Contract or provided notice to another party to a Material Contract in respect of an actual or threatened termination, cancellation, or failure to renew. (c) Except as set forth on Schedule 3.09(c): (i) no Group Company has materially violated or breached, or committed any material default under, any Material Contract, that has not, in each such case, been fully cured or waived, nor has any Group Company received written notice of any uncured or un-waived material violation, breach or default; (ii) to the Company’s knowledge, as of the date of this Agreement, no other Person has materially violated or breached, or committed any material default under, any Material Contract and (iii) as of the date of this Agreement, no event has occurred, no action has been taken and there is no failure to take any action, in each case, on the part of any Group Company that will result in a violation or breach of any of the provisions of any Material Contract. No Credit Agreement Default has occurred and is continuing. 3.10 Intellectual Property. (a) Schedule 3.10(a) sets forth a true, correct and complete list of all patents and patent applications, trademark registrations and applications, copyright registrations and applications, domain names and social media accounts, in each case, included in the Owned Intellectual Property as of the date hereof (the foregoing being referred to collectively as the “Registered Intellectual Property”). Schedule 3.10(a) sets forth (i) the record owner of each such item of Registered Intellectual Property and (ii) the jurisdictions in which each such item of Registered Intellectual Property has been issued or registered or in which each such application for issuance or registration of such item of Registered Intellectual Property has been filed. All of the Registered Intellectual Property is valid, subsisting and, to the Company’s knowledge, enforceable. (b) All Intellectual Property used, held for use or necessary to the operation of the business of the Group Companies (the “Company Intellectual Property”) as currently conducted is either owned by the Group Companies or the Group Companies have the valid right to use such Company Intellectual Property. All Owned Intellectual Property is exclusively owned by a Group Company, free and clear of all Liens except for Permitted Liens. Except as set forth on Schedule 3.10(b), neither the execution, delivery or performance of this Agreement or any Transaction Agreement, nor the consummation of the Transactions, will impair the Group Companies’ ownership of, or valid right to use, any Company Intellectual Property. (c) To the Company’s Knowledge, the conduct of the business of the Group Companies as currently conducted, and as previously conducted, does not infringe, violate, dilute or constitute misappropriation of, and has not infringed, violated, diluted or constituted misappropriation of, any third-party Intellectual Property, and since January 1, 2023 no Group Company has received any notice or claim alleging the foregoing (including any letters offering a license) or contesting or otherwise challenging the use, ownership, validity or enforceability of any Owned Intellectual Property, or the right of a Group Company to exercise its rights in any Owned Intellectual Property.

33 [[6907028]] (d) To the Company’s Knowledge, no third party is infringing, violating or misappropriating any Owned Intellectual Property, and, except as set forth on Schedule 3.10(d), there is not and, since January 1, 2023, has not been any Action by any Group Company alleging the foregoing (including any letters offering a license) that would be material to the Group Companies. (e) The Group Companies take commercially reasonable steps to maintain the confidentiality of any material trade secrets included in the Owned Intellectual Property. There have been no disclosures by any Group Company of any such trade secrets, other than in the Ordinary Course of Business and pursuant to appropriate confidentiality obligations. All past or current employees, executives, directors, consultants, founders or independent contractors of each Group Company (“Contributors”) involved in the creation or development of any material Intellectual Property by or for the Group Companies have either had all rights in all such Intellectual Property vested in a Group Company by operation of Law, or presently assigned to a Group Company under a written agreement. Except as set forth on Schedule 3.10(e), all past and current Contributors involved in the creation or development of any material trade secrets included in the Owned Intellectual Property, or to whom the Group Companies have disclosed any such material trade secrets, have executed agreements with appropriate confidentiality obligations and, to the Company’s knowledge, have not breached such confidentiality obligations.\ (h) No Group Company has used, modified or distributed any Open Source Software incorporated in, or used, distributed or otherwise made available with, any Proprietary Software in a manner that: (i) requires the disclosure, licensing or distribution of any source code for the Proprietary Software to any third parties or (ii) imposes any limitation, restriction or condition on the right or ability of the Group Companies to use or distribute any Owned Intellectual Property. (f) The Computer Systems: (i) operate in all material respects for the Group Companies’ current needs in the operation of the businesses of the Group Companies as currently conducted, (ii) since January 1, 2023, have not been subject to any material failures, crashes, security breaches, or other adverse events affecting the Computer Systems which have caused material disruption to the businesses of the Group Companies and (iii) provide for the backup and recovery of material data consistent with recovery plans, procedures, and facilities implemented by the Group Companies. Since January 1, 2023, there has been no security breach or unauthorized access, modification or destruction of such Computer Systems or the information thereon that was or is material to the businesses of the Group Companies. To the Company’s Knowledge, the Computer Systems do not contain any computer code or any other mechanisms which are designed to (x) disrupt, disable, erase, or harm in any way such Computer Systems’ unauthorized operation, or cause the Computer Systems to damage or corrupt any data, hardware, storage media, programs, equipment or communications or (y) permit any Person to access without authorization the Computer Systems. (g) No Group Company is a party to any source code escrow agreement or other agreement requiring the deposit of source code of any material Software owned by the Group Companies (“Proprietary Software”) for the benefit of any third party and no source code has ever been released to any third party from any such escrow or deposit pursuant to the terms of any such agreement. 34 [[6907028]] 3.11 Litigation. As of the date hereof, and since January 1, 2023, there has been no, and there currently is not any, legal action, suit, arbitration, complaint, charge, mediation, claim, action, hearing, suit, judgment, decree, subpoena, audit, settlement, inquiry, rule, order, investigation or proceeding (whether federal, state, local or foreign) (“Action”) pending, at law or in equity, or before or by any Governmental Entity or arbitrator, or, to the Knowledge of the Company, threatened in writing against (i) any Group Company or their respective properties, assets, officers, directors or employees (in the case of officers, directors or employees, in their respective capacities as such) or business, or (ii) to the Knowledge of the Company, any Material Carrier alleging gross negligence, willful default, reckless conduct, bad faith or fraud by any person set forth in clause (i) that would reasonably be expected to be material and adverse to the Group Companies. As of the date hereof, no Group Company is, or since January 1, 2023, has been, subject to any Order that would be material to the Group Companies. (a) There is no Action that seeks to restrain or enjoin the consummation of the Transactions or that would reasonably be likely to prevent, materially delay or materially impair the consummation by the Company or the General Partner of its obligations under this Agreement or any Transaction Agreements to which the Company or the General Partner is (or, with respect to the Transaction Agreements to be entered at the Closing, will be) a party. (b) There is no Order outstanding against, or, to the knowledge of the Company, investigation by any Governmental Entity involving, any of the Group Companies or any of their respective assets, officers, directors or employees (in the case of such officers, directors or employees in their respective capacities as such) that would be material to the Group Companies. 3.12 Governmental Consents, etc. Except (i) for the applicable requirements of the HSR Act, (ii) for the Texas Filings and (iii) as set forth on Schedule 3.12, neither the Company nor the General Partner is required to submit any notice, report or other filing with any Governmental Entity in connection with the execution, delivery or performance by it of this Agreement and each other Transaction Agreement to which the Company or the General Partner is (or, with respect to the Transaction Agreements to be entered at the Closing, will be) a party or the consummation of the Transactions, except where the failure to provide any such filing, notice or report would not be material to the Group Companies. Except with respect to the expiration or termination of the waiting period under the HSR Act and with respect to the Texas Filings and as set forth on Schedule 3.12, no consent, approval, license, order or authorization of, registration, designation, declaration or filing with any Governmental Entity is or will be required to be obtained by the Company or the General Partner in connection with its execution, delivery or performance of this Agreement and each other Transaction Agreement to which the Company or the General Partner is (or, with respect to the Transaction Agreements to be entered at the Closing, will be) a party or the consummation by it of the Transactions, except where the failure to obtain such consent, approval, license, order or authorization or to make such designation, declaration or filing would not be material to the Group Companies or materially impair the ability of the Company or the General Partner to consummate the Transactions. 3.13 Employee Benefit Plans. (a) Schedule 3.13(a) sets forth, as of the date hereof, a true, correct and complete list of each Company Employee Benefit Plan. With respect to each Company Employee 35 [[6907028]] Benefit Plan, the Company has provided to the Buyer or its counsel a true, correct and complete copy, to the extent applicable, of: (i) each writing constituting a part of such Company Employee Benefit Plan and all amendments thereto, and a written description of any material unwritten Company Employee Benefit Plan; (ii) the most recent annual report and accompanying schedules; (iii) the current summary plan description and any summaries of material modifications; (iv) the most recent annual financial and actuarial reports; (v) the most recent determination or opinion letter received by any of the Group Companies from the IRS regarding the Tax-qualified status of such Company Employee Benefit Plan; (vi) the most recent written results of all required compliance testing and (vii) copies of any material correspondence with the IRS, Department of Labor or other Governmental Entity. (b) Each Company Employee Benefit Plan (and each related trust, insurance contract or fund) has been established, administered and funded in accordance with its express terms, and in compliance in all material respects with all applicable Laws, including ERISA and the Code. There are no pending or, to the Company’s knowledge, threatened actions, claims or lawsuits against or relating to the Company Employee Benefit Plans, the assets of any of the trusts under such plans or the plan sponsor or the plan administrator, or against any fiduciary of the Company Employee Benefit Plans with respect to the operation of such Company Employee Benefit Plans (other than routine benefits claims). No Company Employee Benefit Plan is presently under audit or examination (nor has written notice been received of a potential audit or examination) by any Governmental Entity. All payments required to be made by any of the Group Companies under, or with respect to, any Company Employee Benefit Plan (including all contributions, distributions, reimbursements, premium payments or intercompany charges) with respect to all prior periods have been timely made or, for any such payments that are not yet due, properly accrued and reflected in the most recent consolidated balance sheet prior to the date hereof, in each case in accordance with the provisions of each of the Company Employee Benefit Plans, applicable Law and GAAP. (c) With respect to each Company Employee Benefit Plan that is intended to qualify under Section 401(a) of the Code, such Company Employee Benefit Plan, and its related trust, has at all times since its adoption been so qualified and has received a current determination letter (or is the subject of a current opinion letter in the case of any prototype plan) from the IRS on which the Group Companies can rely that it is so qualified and that its trust is exempt from Tax under Section 501(a) of the Code, and, to the Company’s knowledge, nothing has occurred with respect to the operation of any such plan which could cause the loss of such qualification or exemption or the imposition of any liability, penalty or Tax under ERISA or the Code. (d) No Company Employee Benefit Plan is, and none of the Group Companies (or, with respect to clauses (i) and (ii) below, any ERISA Affiliate of the Group Companies) have ever sponsored, established, maintained, contributed to or been required to contribute to, or in any way has any liability (whether on account of an ERISA Affiliate, with respect to clauses (i) and (ii) below, or otherwise), directly or indirectly, with respect to any plan that is, (i) subject to Title IV or Section 302 of ERISA or Section 412, 430 or 4971 of the Code or a “defined benefit” plan within the meaning of Section 414(j) of the Code or Section 3(35) of ERISA (whether or not subject thereto), (ii) a Multiemployer Plan, (iii) a plan that has two or more contributing sponsors at least two of whom are not under common control, within the meaning of Section 4063 of ERISA, (iv) a “multiple employer welfare arrangement” (as defined in Section 3(40) of ERISA) 36 [[6907028]] or (v) a plan maintained in connection with any trust described in Section 501(c)(9) of the Code. None of the Group Companies has withdrawn at any time within the preceding six years from any Multiemployer Plan, or incurred any withdrawal liability which remains unsatisfied, and no events have occurred and no circumstances exist that could reasonably be expected to result in any such liability to any of the Group Companies. (e) Except as set forth on Schedule 3.13(e)(i), none of the Company Employee Benefit Plans provide retiree health or life insurance benefits, except as may be required by Section 4980B of the Code and Section 601 of ERISA or any other applicable Law at the expense of the participant or the participant’s beneficiary, or as a component of severance for up to 18 months following termination of employment. None of the Group Companies has incurred (whether or not assessed), or is reasonably expected to incur or to be subject to, any Tax or other penalty with respect to the reporting requirements under Sections 6055 and 6056 of the Code, as applicable, or under Section 4980B, 4980D or 4980H of the Code. Except as set forth on Schedule 3.13(e)(ii), there has been no written communication to current or former service providers of any of the Group Companies which could be reasonably interpreted to promise or guarantee such service providers with health, medical life insurance or other welfare benefits on a permanent basis. (f) Neither the execution and delivery of this Agreement and each other Transaction Agreement to which the Company or the General Partner is (or, with respect to the Transaction Agreements to be entered at the Closing, will be) a party nor the consummation of the Transactions will (either alone or in combination with another event) (i) result in any payment becoming due, or increase the amount of any compensation or benefits due, to any current or former employee, officer, director or other individual service provider of any of the Group Companies or with respect to any Company Employee Benefit Plan; (ii) increase any benefits otherwise payable under any Company Employee Benefit Plan; (iii) result in the acceleration of the time of payment or vesting of any such compensation or benefits, or the forgiveness of indebtedness of any current or former employee, officer, director or other individual service provider of any of the Group Companies or (iv) result in an obligation to fund or otherwise set aside assets to secure to any extent any of the obligations under any Company Employee Benefit Plan. No person is entitled to receive any additional payment (including any Tax gross-up or other payment) from any of the Group Companies as a result of the imposition of the excise Taxes required by Section 4999 of the Code or any Taxes required by Section 409A of the Code. (g) Neither the execution and delivery of this Agreement and each other Transaction Agreement to which the Company or the General Partner is (or, with respect to the Transaction Agreements to be entered at the Closing, will be) a party nor the consummation of the Transactions will (either alone or in combination with another event) result in any payment or benefit (whether in cash or property or the vesting of property) to any “disqualified individual” (as such term is defined in Treasury Regulation Section 1.280G-1) that could, individually or in combination with any other such payment, constitute an “excess parachute payment” (as defined in Section 280G(b)(1) of the Code). (h) Except as would not reasonably be expected to result in material liability to the Group Companies, each Company Employee Benefit Plan that is a “nonqualified deferred compensation plan” (as defined in Section 409A(d)(1) of the Code) is in documentary compliance with, and has been administered in compliance with, Section 409A of the Code and applicable

37 [[6907028]] guidance thereunder, and no amount under such Company Employee Benefit Plan is or has been subject to the interest and additional Tax set forth under Section 409A(a)(1)(B) of the Code. (i) No Company Employee Benefit Plan covers any current or former employee, officer, director or other individual service provider of any of the Group Companies residing or working outside of the United States. 3.14 Insurance Coverage. (a) Since January 1, 2023, the Group Companies have been covered by insurance in scope and amount customary and reasonable for the business in which they have been engaged during such period. Schedule 3.14(a) sets forth a complete and accurate list of each insurance policies for property, liability, directors’ and officers’, errors and omissions, automobiles, workers’ compensation/employer’s liability, title and all other forms of insurance owned, held by or applicable to the Group Companies (or their respective assets or business) with policy periods in effect maintained by the Group Companies as of the date of this Agreement. No Group Company has received written (or, to the Company’s knowledge, oral) notice of cancellation of any of the policies of insurance required to be listed on Schedule 3.14(a) (the “Insurance Policies”). No Group Company is in default with respect to its obligations under any of such Insurance Policies, except for such defaults that would not be material to the Group Companies. The Company has made available to the Buyer correct and complete copies of all Insurance Policies (including copies (or in the case of any of the following not reduced to writing, summaries) of all amendments, supplements, waivers of rights and other modifications). Each of the Insurance Policies is in full force and effect, and will continue to be in full force and effect on substantially identical terms immediately following consummation of the Transactions. All premiums, fees or other amounts due and payable under each of the Insurance Policies have been paid. Since January 1, 2023, no Group Company is or has been in breach or default with respect to its obligations under such Insurance Policies or has taken any action or failed to take any action that, with notice or lapse or time (or both), would constitute such a breach or default or permit termination or modification of any such Insurance Policies. Since January 1, 2023, there has been no threatened termination of, or premium increase with respect to, any such Insurance Policies. The Insurance Policies are in amounts and provide coverages as required by applicable Governmental Entity, Law and any Contract to which the Group Companies are party or by which any of their assets or properties are bound. (b) Schedule 3.14(b) sets forth a list of all claims paid since January 1, 2023, either by the Group Companies’ insurers or by the Group Companies under a self-insurance arrangement administered by a third party, including any recoveries or subrogation recoveries, as well as all pending claims with respect to each Insurance Policy with respect to which any Group Company has been a party. Since January 1, 2023, no Group Company has had a claim which would reasonably be expected to cause a material increase in the rates of insurance for their respective businesses. No Group Company has received written (or, to the Company’s knowledge, oral) notice that any insurer under any such Insurance Policy is denying liability with respect to any material open claim thereunder or defending any material open claim under a reservation of rights clause. 3.15 Compliance with Laws. 38 [[6907028]] (a) Except as set forth on Schedule 3.15(a), each of the Group Companies is, and since January 1, 2023 has been, in compliance with all applicable Laws of applicable Governmental Entities, except where the failure to comply with any such Laws would not, individually, or in the aggregate, be material to the Group Companies. Since January 1, 2023, none of the Group Companies has received any written notice from any Governmental Entity alleging any violation of Law by any of the Group Companies, except for violations that would not, individually, or in the aggregate, be material to the Group Companies. Since January 1, 2023, all approvals, authorizations, certificates, filings, franchises, permits, licenses, clearances and other similar authorizations of or with all Governmental Entities (collectively, “Permits”) required to conduct the business of the Group Companies as currently conducted are in the possession of the Group Companies, are in full force and effect and are being complied with, in each case, except where the failure to possess such Permit, for such Permit to be in full force and effect or such noncompliance would not, individually or in the aggregate, be material to the Group Companies. No revocation, suspension, lapse or limitation of any Permit of the Group Companies is threatened in writing or, to the knowledge of the Company, pending, except, in each case, where such revocation, suspension, lapse or limitation would not, individually or in the aggregate, be material to the Group Companies. Except as set forth on Schedule 3.15(a), there is no material investigation, proceeding or disciplinary action (including fines) currently pending or threatened in writing (or, to the knowledge of the Company, otherwise) against any Group Company by a Governmental Entity. (b) Each officer, employee or independent contractor of the Group Companies, and who has acted as an Insurance Producer on behalf of a Group Company at any time since January 1, 2023 (the “Group Producers”), possessed at such time a license, registration and permit or other authorization to act as insurance producer (each, an “Insurance Producer License”) in each jurisdiction in which it or such Group Producer is required to possess an Insurance Producer License. Schedule 3.15(b) sets forth a true and complete list of all Insurance Producer Licenses. To the knowledge of the Company, all such Insurance Producer Licenses are in full force and effect and no Group Company has received written notice of any investigation or proceeding that could reasonably be expected to result in the suspension or revocation of any such Insurance Producer License. (c) The Company has made available to the Buyer copies of all material correspondence since January 1, 2023 between any Group Company and any Governmental Entity. (d) All premium fiduciary accounts required to be maintained by any Group Company are, and have since January 1, 2023 been, maintained in accordance with applicable Laws concerning remittance of premiums or insurance proceeds and in accordance with the applicable Insurer Contract. 3.16 Insurance Matters. (a) Schedule 3.16(a) sets forth a true and complete list of the top 20 Third-Party Agents of the Group Companies based on gross written premium for the 12-month periods ending December 31, 2024 and December 31, 2023, respectively (collectively, the “Top Producers”), together with the amount of gross written premium for each such Third-Party Agent during such periods. Since January 1, 2024, no Top Producer has (i) terminated, cancelled or not renewed any 39 [[6907028]] Material Contract or materially reduced the amount of business it produces for the Group Companies or (ii) given notice to any of the Group Companies in writing or, or to the knowledge of the Company, orally, that it intends to terminate, cancel or not renew any Material Contract or materially reduce the amount of business it produces for the Group Companies. (b) Schedule 3.16(b) sets forth a true, complete and correct list of the Group Companies’ top 10 Insurance Carrier Clients measured by gross written premiums on a consolidated basis for the 12-month period ended December 31, 2024 (the “Material Carriers”), and the amount of such gross written premium volume placed with each such Material Carrier. Since January 1, 2025, the Group Companies have not received any written notice from any Material Carrier, that any Material Carrier would adversely change in a material manner the commission rate or the amount of its business with, or to stop supplying policies or services to, the Group Companies. The Group Companies, as applicable, have an appointment or Contract to act as an agent for or to place or bind insurance coverage with or on behalf of each Material Carrier, and to the knowledge of the Company, there has been no written indication that any such appointment or Contract will be cancelled, revoked, limited, rescinded, terminated, not renewed, or reduced in the amount of business, except, in each case, where any such indication, individually or in the aggregate, has not and would not reasonably be expected to be material to the Group Companies. (c) Since January 1, 2023, the Group Companies have conducted their business operations on behalf of each Insurance Carrier Client in compliance with any managing general agency, managing general underwriter, program management, brokerage or producer agreement or any other agreement applicable to each such Insurance Carrier Client (each, a “Insurer Contract”) for which the subject insurance products were placed or provided on behalf of such Insurance Carrier Client. (d) The Group Companies have acted solely in the capacity of a managing general agent or program manager and have not assumed or incurred any risks or liabilities of an insurer or risk retention group in connection with such services. 3.17 Environmental Matters. (a) The Group Companies are, and since January 1, 2023 have been, in compliance with all, and have not violated any, applicable Environmental Laws (which compliance includes possession of all permits and other governmental authorizations required under applicable Environmental Laws, and compliance with the terms and conditions thereof), except where failure to be in compliance would not be material to the Group Companies. (b) Except as set forth on Schedule 3.16(c), to the Company’s knowledge, (i) there are no underground storage tanks located at, on, in or under any property leased, operated or used by any Group Company, (ii) there is no asbestos contained in or forming part of any building, building component, structure or office space leased, operated or used by any Group Company, (iii) no polychlorinated biphenyls (PCBs) are used or stored at, or contained in or forming part of any building, building component, item, structure or office space on any property leased, operated or used by any Group Company and (iv) no Group Company or other third party 40 [[6907028]] has caused a Release of Hazardous Substances in excess of a reportable and actionable quantity on the Leased Real Property, which Release remains unresolved. (c) No Group Company has assumed or retained under or as a result of any Contract any liabilities of any third party under any Environmental Laws or regarding any Hazardous Substances. 3.18 Affiliated Transactions. Except as disclosed on Schedule 3.18, no Group Company is a party to any Contract with, or involved in the making of any payment or transfer of assets to, any Securityholder or any of their respective Related Persons (other than any Group Company and other than in respect of any Company Employee Benefit Plan). No Related Person of the Group Companies or, to the Company’s knowledge, a Securityholder (a) owns any interest in or any property (real, personal or mixed, tangible or intangible) that is used, licensed or leased by the Group Companies, (b) provides goods or services to, or receives goods or services from, the Group Companies (other than as an employee, officer or director), (c) has initiated or, to the Company’s knowledge, threatened to bring any Action against the Group Companies since January 1, 2023, (d) is the counterparty to any Contract to which any of the Group Companies are a party or to which they are bound and under which such Group Company or such Person has any material outstanding or continuing obligations or rights, (e) is the obligor pursuant to any outstanding loan, promissory note or similar arrangement or instrument in respect of which any of the Group Companies is the creditor and which remains unpaid or (f) is the creditor pursuant to any outstanding loan, promissory note or similar arrangement or instrument in respect of which any of the Group Companies is the obligor and which remains unpaid (any of the foregoing, a “Company Related Party Transaction”); provided, however, that, for clarity, in no event shall the definition of “Company Related Party Transaction” include (i) any transaction solely arising out of or relating to any employment relationship or transaction involving any of the Group Companies, on the one hand, and any employee, director, manager or officer of the Company or such Subsidiary, on the other hand, including any compensation resulting from that employment relationship or transaction or (ii) any transaction with any corporation, partnership or other entity in which the Related Person’s interest in such transaction arises only (A) from the direct or indirect ownership by such Person and all other Related Persons, in the aggregate, of less than a 5% equity interest in another Person (other than a partnership) who is a party to the transaction, or (B) from such Person’s position as a limited partner in a partnership in which such Person and all other Related Persons have an interest of less than 10% and such Person is not the general partner of such partnership or holder of another management position in the partnership. 3.19 Employees. (a) The Company has provided Buyer a true and complete list as of the date hereof of all current Company Employees, including each Company Employee’s (i) name, (ii) date of hire, (iii) full-time or part-time status, (iv) job title or function, (v) direct employer, (vi) job location, (vii) salary or wage rate, (viii) bonus opportunity, commission status or other incentive compensation, (ix) accrued vacation or paid time off, (x) leave of absence status and (xi) visa status. (b) The Group Companies are, and have been since January 1, 2023, in compliance in all material respects with all applicable Laws relating to the hiring of employees

41 [[6907028]] and employment of labor and the engagement of other service providers, including all applicable Laws relating to wages, hours, overtime and classification as “exempt” or “non-exempt” under applicable Law, collective bargaining, employment discrimination, civil rights, safety and health, workers’ compensation, pay equity, immigration and employment of foreign citizens, classification of employees and independent contractors, and the collection and payment of withholding or social security Taxes. Except as set forth on Schedule 3.19(b), there are no claims or proceedings pending or, to the Company’s knowledge, threatened relating to unpaid compensation, including overtime amounts. (c) None of the Group Companies is a party to or otherwise bound by any collective bargaining agreement or other agreement with a labor union, works council or similar organization applicable to employees of the Group Companies and, to the Company’s knowledge, there are no activities or proceedings of any labor union, works council or similar organization to organize any such employees. Additionally, (i) there is no unfair labor practice charge or complaint pending before any applicable Governmental Entity or, to the Company’s knowledge, threatened, relating to the Group Companies or any employee or other individual service provider thereof; (ii) there is no labor strike, material slowdown, material dispute, or material work stoppage or lockout pending or, to the Company’s knowledge, threatened against or affecting any of the Group Companies, and none of the Group Companies has experienced any strike, material slowdown or material work stoppage, lockout or other collective labor action by or with respect to its employees and (iii) there are no material claims or charges with respect to or relating to any of the Group Companies pending before any applicable Governmental Entity responsible for the prevention of unlawful employment practices. (d) Since January 1, 2023, (i) each individual who performs or performed services for the Group Companies and who is not treated as an employee for federal income tax purposes by the Group Companies is not an employee under applicable Laws or for any purpose, including, without limitation, for Tax withholding purposes or Company Employee Benefit Plan purposes and (ii) none of the Group Companies has any liability by reason of any individual who performs or performed services for such Group Company, in any capacity, being improperly excluded from participating in any Company Employee Benefit Plan. (e) Since January 1, 2023, none of the Group Companies have taken any action that would result in material liabilities under, or notice obligations with respect to, the Workers Adjustment and Retraining Notification Act or any similar applicable Law. (f) Except as set forth on Schedule 3.19(f), to the Company’s knowledge, (i) since January 1, 2023, no written allegations of sexual harassment or sexual misconduct, illegal retaliation or discrimination have been made against any director, officer or other managerial employee of the Group Companies (acting in their capacities as such) and (ii) none of the Group Companies have entered into any settlement agreement related to allegations of sexual harassment or sexual misconduct, illegal retaliation or discrimination by any employee, officer, director or other individual service provider of the Group Companies (acting in their capacities as such). 42 [[6907028]] 3.20 Anti-Corruption. (a) Since January 1, 2023, no Group Company, nor any of their respective directors or officers, or to the Company’s knowledge, no Affiliates, representatives or employees of the Group Companies or Persons acting or purporting to act for or on behalf of any of the foregoing, has, directly or indirectly, (i) in violation of applicable Anticorruption Laws, made, offered or promised to make, or authorized the making of, any unlawful payment to any Person, or caused to be made, offered or promised to be made, or authorized the making of any unlawful payment to any person, (ii) in violation of applicable Anticorruption Laws, given, offered or promised to give, or authorized the giving of any unlawful gift, gratuity, kickback, political or charitable contribution or other unlawful thing of value or advantage to any Person, or caused to be given, offered, promised or authorized the giving of, any unlawful gift, gratuity, kickback, political or charitable contribution or other unlawful thing of value or advantage to any Person, (iii) requested or received, or caused to be requested or received, any unlawful payment, gift, gratuity, kickback, political or charitable contribution or other unlawful thing of value or advantage, (iv) engaged or caused to be engaged an unlawful action in furtherance of any offer, gift, payment, promise to pay or authorization of the payment of any money or any other thing of value or advantage to any Government Official, or to any Person while knowing that all or some portion of the money or other thing of value would be offered, given, paid or promised to a Government Official, for purposes of inducing or influencing a Government Official to do or refrain from doing any official act or to secure any improper advantage, (v) offered, promised or given, or caused to be offered, promised or given, anything of value, directly or indirectly, to a customer to induce or reward the improper performance of the customer’s function or the breach of a duty owed by the customer to his or her employer, (vi) engaged, caused to be engaged, or served as a Government Official, or engaged or caused to be engaged at the request of a Government Official, any Person as an employee, intern, representative, or otherwise, except as disclosed prior to the date of this Agreement in writing, or (vii) violated or caused any violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended or any other applicable foreign or domestic anti-corruption, anti-bribery, fraud, gratuities or kickback Laws (“Anticorruption Laws”). For the avoidance of doubt, for purposes of this Agreement, any reference to “thing of value” in this Agreement includes money, gifts, meals, entertainment, travel, lodging, charitable donations, and political contributions. (b) The Group Companies have policies and procedures reasonably designed to ensure compliance in all material respects with Anticorruption Laws by the Group Companies and their respective directors, officers, employees and representatives. 3.21 International Trade Controls. (a) No Group Company, nor to the Company’s knowledge, representative of any Group Company, is (i) a Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, or other relevant sanctions authority, (ii) a Person operating, organized or resident in a country or region which is itself the subject of any Sanctions (“Sanctioned Country”) (presently Cuba, Iran, North Korea, Syria, the Crimea, so-called Donetsk People’s Republic, and so-called Luhansk People’s Republic regions of Ukraine), (iii) any Person who is otherwise the subject or target of Sanctions, or (iv) any Person owned or controlled by any Person 43 [[6907028]] or Persons specified in clause (i) or (iii) above (clauses (i) - (iv) together “Sanctioned Persons”). The Group Companies and, to the Company’s knowledge, any representative of any Group Company when acting on behalf of the Company, are in compliance with applicable Sanctions in all material respects and are not knowingly engaged in any activity that would reasonably be expected to result in any Group Company or any representative of any Group Company being designated as a Sanctioned Person. No Group Company or representative of any Group Company when acting on behalf of any Group Company, is, or has since April 24, 2019, engaged directly in any business or transactions with any Sanctioned Person or in any Sanctioned Country, or knowingly engaged in any indirect business or transactions with any Sanctioned Person or in any Sanctioned Country in any manner that would result in the violation of Sanctions by the Company or its Subsidiaries. (b) Each Group Company has been for the preceding five years in compliance in all material respects with applicable Export Control Laws. (c) Each Group Company is in compliance in all material respects with all anti- money laundering laws, rules, regulations and orders applicable to the Company (collectively, “AML Laws”), including the USA PATRIOT Act. (d) To the Company’s Knowledge, there are no pending, threatened, or current claims or investigations against any Group Company with respect to Sanctions, Export Control Laws, or AML Laws. (e) The Company has conducted an assessment and determined that no Group Company produces, designs, tests, manufactures, fabricates or develops one or more “critical technologies” as such term is defined in 31 C.F.R. § 800.215. 3.22 Privacy and Data Security. (a) Except as set forth on Schedules 3.22(a), the Group Companies comply, in all material respects, with all applicable (i) Data Protection Laws, (ii) obligations relating to the privacy, security or processing of Personal Data in any Contracts by which they are bound and (iii) Privacy Policies (clauses (i)-(iii) collectively, “Data Privacy Requirements”). (b) To the Company’s Knowledge: (i) no Group Company has received any subpoenas, demands, or other notices from any Governmental Entity investigating or inquiring into any actual or potential violation of any Data Privacy Requirements and (ii) no Group Company has been under investigation by any Governmental Entity for any actual or potential violation of any Data Privacy Requirements, and no notice, complaint, claim, enforcement action, inquiry, audit or litigation has been served on, or initiated against a Group Company alleging violation of any Data Privacy Requirements. (c) Except as set forth on Schedule 3.22(c), the Group Companies have established and maintain, and have maintained, physical, technical, and administrative safeguards, compliant in all material respects with Data Privacy Requirements, that are designed to protect the operation, confidentiality, integrity, availability and security of the Group Companies’ software, systems, and websites that are involved in the collection or processing of Personal Data or confidential, sensitive or business data. 44 [[6907028]] (d) Except as set forth on Schedule 3.10(f)(ii), the Group Companies have not experienced any material failures, crashes, security incidents or data breaches related to Personal Data that would require, or has resulted in, notification of individuals, other affected parties, law enforcement or any Governmental Entity. There are no pending complaints, actions, fines, or other penalties initiated, pursued or, to the Company’s knowledge, threatened against the Group Companies in connection with any such failures, crashes, security breaches, unauthorized access, use, or disclosure, or other adverse events or incidents. (e) The execution, delivery and performance of this Agreement by the Company and the consummation of the Transactions will not cause, constitute, or result in the Group Companies’ breach or violation of any Data Privacy Requirement. 3.23 Other Material Business Relationships. Schedule 3.23 sets forth each supplier or vendor of the Group Companies which has received from the Group Companies on a consolidated basis (based on the dollar amount of purchases from such suppliers) for the 12-month periods ended December 31, 2024 and December 31, 2023, respectively (the “Material Suppliers”), payments which are in excess of $200,000 in any such period, together with the aggregate expenditures of the Group Companies in respect of such Material Supplier for such periods. Except as set forth on Schedule 3.23, no Group Company has received written (or to the Company’s knowledge, oral) notice to the effect that a Material Supplier will or intends to terminate its relationship with the Group Companies, reduce its business with the Group Companies on a consolidated basis or materially modify the terms of its business with the Group Companies. Since the Latest Balance Sheet Date, there has not been (i) any material adverse change in the business relationship of the Group Companies with any Material Supplier, (ii) any change in any material term (including credit terms) of the Contracts with any Material Supplier or (iii) any material dispute between any Group Company and any Material Supplier. 3.24 Brokerage. Except for fees and expenses of Persons set forth on Schedule 3.24, there are no claims for brokerage commissions, finders’ fees, financial advisor’s fees or similar compensation in connection with the Transactions based on any agreement made by or on behalf of the Company for which the Buyer or the Group Companies would be liable at or following the Closing. 3.25 No Other Representations or Warranties. NOTWITHSTANDING ANY PROVISION OF THIS AGREEMENT TO THE CONTRARY, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY MADE BY THE COMPANY IN THIS ARTICLE III or THE CERTIFICATE DELIVERED BY THE COMPANY PURSUANT TO SECTION 2.02(c)(vi), NO GROUP COMPANY OR ANY AFFILIATE OR DIRECT OR INDIRECT EQUITYHOLDER THEREOF NOR ANY OTHER PERSON (EXCEPT, WITH RESPECT TO THE INITIAL AQ UNITHOLDER, ANY BLOCKER SELLER OR BLOCKER, AS EXPRESSLY PROVIDED HEREIN) MAKES ANY REPRESENTATION OR WARRANTY WITH RESPECT TO THE GROUP COMPANIES OR ANY OTHER PERSON OR THEIR RESPECTIVE BUSINESSES, OPERATIONS, ASSETS, LIABILITIES, CONDITION (FINANCIAL OR OTHERWISE) OR PROSPECTS, NOTWITHSTANDING THE DELIVERY OR DISCLOSURE TO THE BUYER OR ANY OF ITS AFFILIATES OR REPRESENTATIVES OF ANY DOCUMENTATION, FORECASTS, PROJECTIONS OR OTHER INFORMATION WITH RESPECT TO ANY ONE OR MORE OF THE FOREGOING.

45 [[6907028]] EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY MADE BY THE COMPANY IN THIS ARTICLE III or THE CERTIFICATE DELIVERED BY THE COMPANY PURSUANT TO SECTION 2.02(c)(vi), ALL OTHER REPRESENTATIONS AND WARRANTIES, WHETHER EXPRESS OR IMPLIED, ARE EXPRESSLY DISCLAIMED BY THE GROUP COMPANIES, THEIR RESPECTIVE AFFILIATES AND DIRECT AND INDIRECT EQUITYHOLDERS THEREOF (EXCEPT, WITH RESPECT TO THE INITIAL AQ UNITHOLDER, ANY BLOCKER SELLER OR BLOCKER, AS EXPRESSLY PROVIDED HEREIN OR AS OTHERWISE EXPRESSLY PROVIDED IN THE REPURCHASE AGREEMENTS). NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS SECTION 3.25, NOTHING IN THIS SECTION 3.25 SHALL RELIEVE ANY PERSON FROM ANY LIABILITY OR DAMAGES RESULTING FROM ANY FRAUD. ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE INITIAL AQ UNITHOLDER, THE BLOCKERS AND THE BLOCKER SELLERS The Initial AQ Unitholder, each Blocker, each Blocker Seller, the Co-Invest Blocker GP and the AFSF V Blocker GP, represents and warrants, severally but not jointly, to the Buyer as follows as of the date hereof and as of the Closing Date: 4.01 Organization and Power. Such Party is a legal entity, duly organized, validly existing and in good standing under the Laws of its jurisdiction of its incorporation or formation, as the case may be, and has all requisite power and authority to carry on its business as currently conducted. 4.02 Authorization; No Breach; Valid and Binding Agreement. (a) The execution, delivery and performance of this Agreement and each other Transaction Agreement to which such Party is (or, with respect to the Transaction Agreements to be entered at the Closing, will be) a party by such Party and the consummation of the Transactions have been duly and validly authorized by all necessary corporate action, and no other corporate proceedings on its part are necessary to authorize the execution, delivery or performance of this Agreement and each other Transaction Agreement to which such Party is (or, with respect to the Transaction Agreements to be entered at the Closing, will be) a party. (b) Subject to compliance with and filings under the HSR Act, any other Antitrust Law as set forth on Schedule 4.02(b), and the Texas Filings, the execution, delivery, performance and compliance with the terms and conditions of this Agreement by such Party and each other Transaction Agreement to which such Party is (or, with respect to the Transaction Agreements to be entered at the Closing, will be) a party and the consummation of the Transactions by such Party do not (i) violate, conflict with, result in any breach of or constitute a default under any of the provisions of the Organizational Documents of such Party, (ii) with or without the giving of notice or the lapse of time or both, violate or result in a breach of or constitute a violation or default under, result in the termination of or give rise to a right of termination or cancellation under, require consent, notice or waiver under, require the making of a payment or result in the loss of a benefit under or accelerate the performance of any obligation under any Contract of any such Party 46 [[6907028]] or by which any of such Party is bound or affected, (iii) result (with or without the giving of notice or the lapse of time or both) in the creation of any Lien (other than Permitted Liens) upon any properties, rights or assets of the such Party or (iv) violate any Order or Law to which such Party is subject, except where the failure of any of the representations and warranties contained in clause (ii) or (iii) above to be true would not materially impair such Party’s ability to consummate the Transactions. (c) Assuming that this Agreement and each other Transaction Agreement to which such Party is (or, with respect to the Transaction Agreements to be entered at the Closing, will be) a party is a legal, valid and binding obligation of the other Parties, this Agreement and each other Transaction Agreement to which such Party is (or, with respect to the Transaction Agreements to be entered at the Closing, will be) a party constitutes a legal, valid and binding obligation of such Party, enforceable in accordance with its terms, except as enforceability may be limited by Bankruptcy and Equity Exceptions. 4.03 Ownership. (a) With respect to each Blocker Seller, such Blocker Seller beneficially and indirectly owns all of the Blocker Equity held by such Blocker Seller as set forth on Schedule 4.03 opposite such Blocker Seller’s name, and has good and marketable title to such Blocker Equity, free and clear of all Liens and any other restrictions on transfer (other than restrictions on transfer imposed under applicable securities Laws and any other Lien or restrictions, in each case, that will be released, waived or otherwise terminated in connection with the Closing). Prior to the Aquiline Debt-Financed Repurchase, each Blocker and AFSF V AIV beneficially and indirectly owns the Investor Units, as set forth on Annex B-1 opposite such Person’s name (collectively, the “Blocker Units”), and has good and marketable title to the Blocker Units, free and clear of all Liens and any other restrictions on transfer except for Liens (i) arising under the Securities Act or any state securities laws, (ii) arising under the Company LPA or the Organizational Documents of the Blocker or (iii) created by the Buyer at or prior to the Closing. After the consummation of the Pre- Closing Reorganization, (a) each Blocker Seller will hold of record and own the Blocker Equity and (b) each Blocker and AFSF V AIV will directly own the Investor Units, as set forth on Annex B-1 opposite such Person’s name, and has good and marketable title to such Investor Units, free and clear of all Liens and any other restrictions on transfer except for Liens (i) arising under the Securities Act or any state securities laws, (ii) arising under the Company LPA or the Organizational Documents of the Blocker or (iii) created by the Buyer at or prior to the Closing. Other than the Buyer’s rights under this Agreement and rights arising under the Organizational Documents of the Blocker, there is no option, warrant, convertible or exchangeable security or other right to subscribe for, purchase or otherwise acquire any equity securities or other security of any class, with or without payment of additional consideration in cash or property, either immediately or upon the occurrence of a specified date or a specified event or the satisfaction of any other condition, to purchase or acquire from such Blocker Seller all or any portion of the Blocker Equity. (b) The Initial AQ Unitholder owns all the Aquiline Participating Units set forth on Schedule 4.03 opposite its name, and has good and marketable title to such Aquiline Participating Units, free and clear of all Liens and any other restrictions on transfer (other than restrictions on transfer imposed under applicable securities Laws and any other Lien or restrictions, 47 [[6907028]] in each case, that will be released, waived or otherwise terminated in connection with the Closing). Prior to the Aquiline Debt-Financed Repurchase, the Initial AQ Unitholder owns the Investor Units, as set forth on Annex B-1 opposite its name (collectively, the “Initial AQ Unitholder Units”), and has good and marketable title to the Initial AQ Unitholder Units, free and clear of all Liens and any other restrictions on transfer except for Liens (i) arising under the Securities Act or any state securities laws, (ii) arising under the Company LPA or the Organizational Documents of the Initial AQ Unitholder or (iii) created by the Buyer at or prior to the Closing. Other than the Buyer’s rights under this Agreement and rights arising under the Organizational Documents of the Initial AQ Unitholder, there is no option, warrant, convertible or exchangeable security or other right to subscribe for, purchase or otherwise acquire any equity securities or other security of any class, with or without payment of additional consideration in cash or property, either immediately or upon the occurrence of a specified date or a specified event or the satisfaction of any other condition, to purchase or acquire from the Initial AQ Unitholder all or any portion of the Initial AQ Unitholder Units. 4.04 Assets and Liabilities. At all times since its formation, each Blocker has held no assets other than, directly or indirectly, the Blocker Units and cash or cash equivalents attributable to capital contributions or loan proceeds from its shareholders or to distributions from the Company (directly or indirectly), and each Blocker has had no operations other than activities incidental to its direct or indirect ownership of such Blocker Units. At all times since its formation, the Blocker has had no material liabilities (other than liabilities to its partners and Tax liabilities, solely attributable to its direct or indirect ownership of Blocker Units and cash or cash equivalents consistent with the preceding sentence). 4.05 Tax Matters. (a) Each Blocker has duly and timely filed (or has had filed) all income and other material Tax Returns that it was required to file (or to have filed), taking into account any extensions of time to file, and each such Tax Return is true, complete and correct in all material respects. All material Taxes of each Blocker (whether or not shown as owing by any Blocker on such Tax Returns) have been timely and fully paid or properly accrued in accordance with GAAP. (b) No Blocker is, or, to the knowledge of the Blocker, threatened to be, the subject of a Tax audit or examination with respect to Taxes. (c) Each Blocker has timely and properly withheld and paid to the applicable Governmental Entity all material Taxes required to have been withheld and paid by it in connection with any amounts paid or owing to any creditor, equityholder or other third party. (d) No Blocker has any liability for Taxes of any Person (i) under Treasury Regulation Section 1.1502-6 (or any similar provision of applicable state, local or foreign Law) or (ii) as a transferee or successor or by Contract (other than customary indemnification or gross-up provisions in Contracts the primary purpose of which does not relate to Taxes). (e) No Blocker has been a party to a “listed transaction”, as such term is defined in Treasury Regulation Section 1.6011-4(b)(2) (or any similar provision of U.S. state or local or non-U.S. Tax Law). 48 [[6907028]] (f) No claim has been made by any Tax authority in a jurisdiction where any Blocker has not filed a material Tax Return, or paid a material Tax, that it is or may be, subject to Tax by, or required to file a Tax Return in, such jurisdiction. (g) No Blocker has consented to extend the time in which any material Tax may be assessed or collected by any taxing authority, which extension is in effect as of the date hereof. (h) No Blocker is the beneficiary of any extension of time (other than an automatic extension of time not requiring the consent of the applicable Governmental Entity) within which to file any material Tax Return not previously filed. (i) There is no Action, suit, taxing authority proceeding or audit now in progress or pending against or with respect to any Blocker with respect to any Tax. (j) No Blocker will be required to include a material item of income, or exclude a material item of deduction, for any taxable period ending after the Closing Date as a result of: (i) an installment sale transaction occurring on or before the Closing Date governed by Section 453 of the Code (or any similar provision of state, local or non-U.S. Laws); (ii) a transaction occurring on or before the Closing Date reported as an open transaction for U.S. federal income Tax purposes (or any similar doctrine under state, local, or non-U.S. Laws); (iii) any prepaid amounts received or paid on or prior to the Closing Date or deferred revenue realized, accrued or received on or prior to the Closing Date, in each case, outside of the Ordinary Course of Business; (iv) a change in method of accounting with respect to a Pre-Closing Tax Period that occurs or was requested on or prior to the Closing Date (or as a result of an impermissible method used in a Pre- Closing Tax Period); or (v) an agreement entered into with any Governmental Entity (including a “closing agreement” under Section 7121 of the Code) on or prior to the Closing Date. (k) There is no Lien for Taxes on any of the assets of any Blocker, other than Permitted Liens. (l) No Blocker is or has been a resident for Tax purposes in any foreign jurisdiction outside the country of its organization. (m) No Blocker is a party to or bound by any Tax allocation or Tax sharing agreement. (n) Any debt previously issued by any Blocker has been properly characterized as debt for U.S. federal (and all applicable state and local) income Tax purposes. (o) For U.S. federal (and all applicable state and local) income Tax purposes, each Blocker is properly, and at all times since its formation has been, treated as an association taxable as a corporation. 4.06 Governmental Consents, etc. Except for (i) the applicable requirements of the HSR Act and (ii) the Texas Filings, such Party is not required to submit any notice, report or other filing with any Governmental Entity in connection with the execution, delivery or performance by it of this Agreement and each other Transaction Agreement to which such Party is (or, with respect to the Transaction Agreements to be entered at the Closing, will be) a party or the consummation of

49 [[6907028]] the Transactions, and no consent, approval or authorization of any Governmental Entity or any other party or Person is required to be obtained by such Party in connection with its execution, delivery and performance of this Agreement and each other Transaction Agreement to which such Party is (or, with respect to the Transaction Agreements to be entered at the Closing, will be) a party or the consummation of the Transactions, except where any failure thereto would not be material to the Group Companies or materially impair the ability of such Party to consummate the Transactions. 4.07 Litigation. With respect to each Blocker, as of the date hereof, (i) there is no Action pending, at law or in equity, or before or by any Governmental Entity or arbitrator, or, to the actual knowledge of such Blocker, threatened against such Blocker or its properties, assets, officers, directors or employees (in the case of officers, directors or employees, in their respective capacities as such) or business that would be material to the Group Companies and (ii) such Blocker is not subject to any Order that seeks to restrain or enjoin the consummation of the Closing or the other Transactions or that would reasonably be expected to materially impair the ability of such Blocker to perform its respective obligations under this Agreement or any Transaction Agreements to which it is (or, with respect to the Transaction Agreements to be entered at the Closing, will be) a party. With respect to each Blocker Seller, the Co-Invest Blocker GP and the AFSF V Blocker GP, as of the date hereof, (i) there is no Action pending, at law or in equity, or before or by any Governmental Entity or arbitrator, or threatened against such Person or its properties, assets, officers, directors or employees (in the case of officers, directors or employees, in their respective capacities as such) or business and (ii) such Person is not subject to any Order, in each case that seeks to restrain, delay or enjoin the consummation of the Closing or the Transactions or that would reasonably be expected to materially impair the ability of such Person to perform its respective obligations under this Agreement or any Transaction Agreements to which it is (or, with respect to the Transaction Agreements to be entered at the Closing, will be) a party. 4.08 Brokerage. There are no claims for brokerage commissions, finders’ fees, financial advisor’s fees or similar compensation in connection with the Transactions based on any agreement made by or on behalf of the Initial AQ Unitholder or such Blocker for which the Buyer or the Group Companies would be liable following the Closing. 4.09 Affiliated Transactions. Except as provided in the Organizational Documents of any Blocker or as disclosed on Schedule 4.09, no Blocker nor any of its Subsidiaries (excluding, for the avoidance of doubt, the Group Companies) is a party to any Contract with any of their respective Related Persons (other than any wholly owned Subsidiaries of such Blocker). No Related Person of any Blocker (a) provides goods or services to, or receives goods or services from, such Blocker or any of its Subsidiaries (other than as general partner, employee, officer or director), (b) has initiated or, to such Blocker’s knowledge, threatened to bring any Action against such Blocker or any of its Subsidiaries since January 1, 2023, (c) is the counterparty to any Contract to which such Blocker or any of its Subsidiaries (excluding, for the avoidance of doubt, the Group Companies) is a party or to which they are bound, (d) is the borrower pursuant to any outstanding loan, promissory note or similar arrangement or instrument in respect of which such Blocker or any of its Subsidiaries (excluding, for the avoidance of doubt, the Group Companies) is the lender and which remains unpaid or (e) is the lender pursuant to any outstanding loan, promissory note or similar arrangement or instrument in respect of which such Blocker or any of 50 [[6907028]] its Subsidiaries (excluding, for the avoidance of doubt, the Group Companies) is the borrower and which remains unpaid (any of the foregoing, a “Blocker Related Party Transaction”). 4.10 No Other Representations. NOTWITHSTANDING ANY PROVISION OF THIS AGREEMENT TO THE CONTRARY, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY MADE BY THE INITIAL AQ UNITHOLDER, THE BLOCKER SELLERS OR THE BLOCKERS IN THIS ARTICLE IV, THE REPRESENTATIONS AND WARRANTIES EXPRESSLY MADE BY THE COMPANY IN ARTICLE III, THE CERTIFICATES DELIVERED BY THE BLOCKER SELLERS PURSUANT TO SECTION 2.02(d)(iii) AND THE CERTIFICATE DELIVERED BY THE COMPANY PURSUANT TO SECTION 2.02(c)(vi), NO BLOCKER SELLER NOR ANY BLOCKER HAS, NOR HAS ANY AFFILIATE THEREOF OR ANY OTHER PERSON MADE ANY REPRESENTATION OR WARRANTY WITH RESPECT TO THE BLOCKERS OR ANY OTHER PERSON OR THEIR RESPECTIVE BUSINESSES, OPERATIONS, ASSETS, LIABILITIES, CONDITION (FINANCIAL OR OTHERWISE) OR PROSPECTS, NOTWITHSTANDING THE DELIVERY OR DISCLOSURE TO THE BUYER OR ANY OF ITS AFFILIATES OR REPRESENTATIVES OF ANY DOCUMENTATION, FORECASTS, PROJECTIONS OR OTHER INFORMATION WITH RESPECT TO ANY ONE OR MORE OF THE FOREGOING. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY MADE BY THE INITIAL AQ UNITHOLDER, THE BLOCKER SELLERS OR THE BLOCKERS IN THIS ARTICLE IV, THE REPRESENTATIONS AND WARRANTIES EXPRESSLY MADE BY THE COMPANY IN ARTICLE III, THE CERTIFICATES DELIVERED BY THE BLOCKER SELLERS PURSUANT TO SECTION 2.02(d)(iii) AND THE CERTIFICATE DELIVERED BY THE COMPANY PURSUANT TO SECTION 2.02(c)(vi), ALL OTHER REPRESENTATIONS AND WARRANTIES, WHETHER EXPRESS OR IMPLIED, ARE EXPRESSLY DISCLAIMED BY SUCH BLOCKER SELLERS AND SUCH BLOCKERS. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS SECTION 4.10, NOTHING IN THIS SECTION 4.10 SHALL RELIEVE ANY PERSON FROM ANY LIABILITY OR DAMAGES RESULTING FROM ANY FRAUD. ARTICLE V REPRESENTATIONS AND WARRANTIES OF THE BUYER The Buyer represents and warrants to the Company as follows as of the date hereof and as of the Closing Date (except to the extent expressly made as of an earlier date, in which case only as of such date): 5.01 Organization and Power. The Buyer is a corporation, duly organized, validly existing and in good standing under the Laws of the State of Delaware, and has all requisite power and authority to enter into this Agreement and each other Transaction Agreement to which the Buyer is (or, with respect to the Transaction Agreements to be entered at the Closing, will be) a party, and perform its obligations hereunder and thereunder. 5.02 Authorization. Assuming the accuracy of the representations set forth in Sections 3.03, 3.21(e), 4.02 and 4.06, except for filings with the Texas Department of Insurance (the “Texas 51 [[6907028]] Department”) as required under Section 4001.253 of the Texas Insurance Code to request the non- disapproval of the Texas Department of the change of control of Distinguished Programs Insurance Brokerage LLC and Distinguished Prize Indemnity LLC in connection with the Transactions, and approvals or non-disapprovals thereof by the Texas Department (the “Texas Filings”), the execution, delivery and performance of this Agreement by the Buyer and each other Transaction Agreement to which the Buyer is (or, with respect to the Transaction Agreements to be entered at the Closing, will be) a party, and the consummation of the Transactions have been duly and validly authorized by all necessary corporate action and no other proceedings on its part are necessary to authorize the execution, delivery or performance of this Agreement and each other Transaction Agreement to which the Buyer is (or, with respect to the Transaction Agreements to be entered at the Closing, will be) a party by the Buyer. This Agreement has been duly executed and delivered by the Buyer and, assuming that this Agreement and each other Transaction Agreement to which the Buyer is (or, with respect to the Transaction Agreements to be entered at the Closing, will be) a party is a legal, valid and binding obligation of the other Parties, this Agreement and each other Transaction Agreement to which the Buyer is (or, with respect to the Transaction Agreements to be entered at the Closing, will be) a party constitutes a legal, valid and binding obligation of the Buyer, enforceable in accordance with its terms, except as enforceability may be limited by applicable Bankruptcy and Equity Exceptions. 5.03 No Violation. Subject to compliance with and filings under the HSR Act, any other applicable Antitrust Law set forth on Schedule 5.03, and the Texas Filings, the Buyer is not subject to or obligated under its Organizational Documents, any applicable Law, or any material Contract, or subject to any Order, which in any such case would be breached or violated in any material respect by the Buyer’s execution, delivery or performance of this Agreement and each other Transaction Agreement to which the Buyer is (or, with respect to the Transaction Agreements to be entered at the Closing, will be) a party or the consummation of the Transactions. 5.04 Governmental Consents, etc. Assuming the accuracy of the representations set forth in Sections 3.03, 3.21(e), 4.02 and 4.06, except for (i) the applicable requirements of the HSR Act and any other applicable Antitrust Law and (ii) the Texas Filings, the Buyer is not required to submit any notice, report or other filing with any Governmental Entity in connection with the execution, delivery or performance by it of this Agreement and each other Transaction Agreement to which the Buyer is (or, with respect to the Transaction Agreements to be entered at the Closing, will be) a party or the consummation of the Transactions, and no consent, approval or authorization of any Governmental Entity or any other party or Person is required to be obtained by the Buyer in connection with its execution, delivery and performance of this Agreement and each other Transaction Agreement to which the Buyer is (or, with respect to the Transaction Agreements to be entered at the Closing, will be) a party or the consummation of the Transactions. 5.05 Litigation. As of the date hereof, there is no Action pending or, to the knowledge of the Buyer, threatened against the Buyer at law or in equity, or before or by any Governmental Entity, which would have a Buyer Material Adverse Effect. The Buyer is not subject to any outstanding Order that would be a Buyer Material Adverse Effect. 5.06 Brokerage. There are no claims for brokerage commissions, finders’ fees, financial advisor’s fees or similar compensation in connection with the Transactions based on any agreement made by or on behalf of the Buyer. 52 [[6907028]] 5.07 Financing. (a) The Buyer, together with the Guarantor, has on the date hereof, and will have at the Closing, on an unconditional basis, the financial capability and adequate unrestricted cash on hand necessary and sufficient to consummate on behalf of the Buyer the Transactions (including, but not limited to, payment of the Closing Payment) and to satisfy all of the Buyer’s other monetary and other obligations contemplated by this Agreement and each other Transaction Agreement. (b) It is expressly acknowledged and agreed by the Buyer that the obligations of the Buyer under this Agreement are not subject to any conditions regarding the Buyer’s, its Affiliates’ or any other Person’s ability to obtain financing for the consummation of the Transactions. 5.08 Purpose. The Buyer is a newly organized entity, formed solely for the purpose of engaging in the Transactions. The Buyer has not engaged in any business activities or conducted any operations other than in connection with the Transactions. The Buyer is a wholly owned Subsidiary of the Guarantor. 5.09 Acknowledgment. The Buyer acknowledges and agrees that it has conducted its own independent review and analysis of the business, assets, condition and operations of the Group Companies and the Blockers. The Buyer acknowledges that, other than the representations and warranties contained in Article III and Article IV and the certificates delivered by the Company and the Blocker Sellers pursuant to this Agreement, none of the Group Companies, the General Partner, the Initial AQ Unitholder, the Blocker Sellers or the Blockers, or any of their respective managers, directors, officers, employees, Affiliates, equityholders, agents or representatives makes or has made any representation or warranty, either express or implied (a) as to the accuracy or completeness of any of the information provided or made available to the Buyer and its respective managers, directors, officers, employees, Affiliates, equityholders, agents or representatives prior to the execution of this Agreement or (b) with respect to any projections, forecasts, estimates, plans or budgets of future revenues, expenses or expenditures, future results of operations (or any component thereof), prospects, future cash flows (or any component thereof) or future financial condition (or any component thereof) of any Group Company or Blocker, in each case heretofore or hereafter delivered to or made available to the Buyer or any of its managers, directors, officers, employees, Affiliates, equityholders, agents or representatives. Without limiting the generality of the foregoing, none of the Group Companies, the General Partner, the Initial AQ Unitholder, the Blocker Sellers, the Blockers or any of their respective managers, directors, officers, employees, Affiliates, equityholders, agents or representatives has made, and shall not be deemed to have made, any representations or warranties in the materials (other than as set forth in Article III and Article IV and the certificates delivered by the Company and the Blocker Sellers pursuant to this Agreement) relating to the business, assets or liabilities of the Group Companies or the Blockers made available to the Buyer or any of its managers, directors, officers, employees, Affiliates, equityholders, agents or representatives, including due diligence materials, memoranda or similar materials, or in any presentation of the business of the Group Companies or the Blockers by management of any Group Company or Blocker or others in connection with the Transactions, and no statement contained in any such materials or made in any such presentation shall be deemed a representation or warranty hereunder or otherwise be

53 [[6907028]] deemed to have been relied upon by the Buyer in executing, delivering and performing this Agreement and the Transactions. It is understood that any cost estimates, projections or other predictions, any data, any financial information or any offering or other memoranda, offering materials, presentations or similar materials made available to the Buyer or any of its managers, directors, officers, employees, Affiliates, equityholders, agents or representatives, are not, and shall not be deemed to be or to include, representations or warranties of any Group Company or Blocker, and were not, and shall not be deemed to have been, relied upon by the Buyer in executing, delivering or performing this Agreement or the Transactions. Notwithstanding anything to the contrary in this Section 5.09, nothing in this Section 5.09 shall relieve any Person from any liability or damages resulting from any Fraud. ARTICLE VI COVENANTS OF THE COMPANY AND THE BLOCKERS 6.01 Conduct of the Business. (a) From the date hereof until the earlier of the termination of this Agreement and the Closing, except (i) as set forth on Schedule 6.01, (ii) if the Buyer shall have consented in writing (e-mail being sufficient (notwithstanding Section 15.03)), and which consent shall not be unreasonably withheld, conditioned or delayed), (iii) as required by Law or (iv) as otherwise contemplated by this Agreement (including the Pre-Closing Reorganization), (1) the Company shall conduct its business and the businesses of its Subsidiaries in the Ordinary Course of Business; provided, that, notwithstanding the foregoing or clause (2) of this Section 6.01, the Group Companies may (A) make any payments required to be made pursuant to the terms of the Credit Agreement, (B) take any actions pursuant to or in accordance with the Credit Agreement Amendment or Section 6.05 and (C) use available cash to repay any Indebtedness (other than, except as permitted by the foregoing clauses (A) or (B) or Section 6.05, any Indebtedness outstanding under the Credit Agreement) or, subject to Section 6.05, to make cash dividends on or prior to the Reference Time, in each case of this clause (C), to the extent such repayments or dividends do not reduce Cash to an amount less than $10,000,000, and (2) the Company shall not, and shall not permit any of its Subsidiaries to: (i) except (A) pursuant to the arrangements described on Schedule 3.04(a) or (b) or (B) pursuant to the terms of any Company Employee Benefit Plan, issue, sell or deliver any of its or any of its Subsidiaries’ equity securities or issue or sell any securities convertible into, or options with respect to, or warrants to purchase or rights to subscribe for, any of its or any of its Subsidiaries’ equity securities; (ii) establish a record date for, declare, set aside or pay any dividends on, or make any distributions (whether in cash, equity interest or property) in respect of, any of its equity interests other than dividends or distributions by a Subsidiary of the Company to the Company or another Subsidiary of the Company or cash dividends or distributions for which both the record date and payment date are prior to the Reference Time; 54 [[6907028]] (iii) (A) effect any recapitalization, reclassification, equity split or like change in its capitalization or (B) adopt or enter into a plan of complete or partial liquidation, dissolution, restructuring or other reorganization; (iv) amend its Organizational Documents or any of its Subsidiaries’ Organizational Documents; (v) make any redemption or purchase of its or any of its Subsidiaries’ equity interests (other than (A) as contemplated by Section 12.02(i), as relates to any distributions of excess cash held by any Blocker, (B) with respect to the repurchase of equity interests from current or former employees of a Group Company pursuant to any Company Employee Benefit Plan or the Organizational Documents of any Group Company, or (C) the Aggregate Debt-Financed Repurchases); (vi) incur, assume, guaranty or otherwise become liable for any Financial Indebtedness or obtain any new or additional commitment from any Person to provide any Financial Indebtedness, other than (A) (1) incurrence on the Closing Date of First Amendment Term Loans pursuant to the Credit Agreement Amendment, in an aggregate principal amount equal to $50,000,000 or (2) to the extent the Buyer Note Amount as of the Closing Date shall exceed zero, incurrence of Financial Indebtedness under the Buyer Note, (B) incurrence of Financial Indebtedness between or among the Group Companies, (C) revolving credit borrowings under, and letters of credit obtained under, the Credit Agreement, in each case, in the Ordinary Course of Business, and (D) in accordance with Section 6.05(d); provided, that, (x) in the case of clauses (B) and (C) above, no Credit Agreement Default shall result therefrom and (y) in the case of clause (C) above, after giving effect thereto, the aggregate principal amount of revolving credit borrowings outstanding under the Credit Agreement shall not exceed $5,000,000; (vii) create, grant, assume or permit to exist any Lien on any properties, revenues or assets of any Group Company, other than Permitted Liens; (viii) enter into a new line of business or leave an existing line of business; (ix) directly or indirectly (A) acquire any asset or assets that have a purchase price in excess of $250,000 in respect of any individual transaction or that have a purchase price in excess of $750,000 in the aggregate for all such transactions, except for new capital expenditures, which shall be subject to the limitations of clause (xv) below, and except for purchases in the Ordinary Course of Business, (B) acquire by merging or consolidating with, or by purchasing equity interests of, or by any other manner, any Person or division, business or equity interest of any Person, or (C) enter into any letter of intent, non-binding indicative offer, term sheet, exclusivity letter or any similar transaction document (whether binding or non-binding) or engage or retain any professional advisors in connection with any such acquisition that would, if consummated, contravene the restrictions contained in clauses (A) or (B) above; (x) sell, assign, transfer, lease, license, sell and leaseback or otherwise dispose of any of its material properties or other tangible assets or any interests therein 55 [[6907028]] (including securitizations), except for (1) sales of any equipment in the Ordinary Course of Business, (2) sales of obsolete assets or assets with de minimis or no book value and (3) pledges, mortgages, or other encumbrances constituting Permitted Liens; (xi) enter into, modify, renew, exercise or waive any material rights under, terminate or amend any Real Property Lease; (xii) sell, assign, transfer, license or subject to any Lien (other than Permitted Liens) any material Owned Intellectual Property, except non-exclusive licenses granted in the Ordinary Course of Business; (xiii) abandon (including to cancel or abandon or fail to renew or maintain) any material Owned Intellectual Property, except the expiration of Registered Intellectual Property in accordance with the applicable statutory term; (xiv) enter into, modify, exercise or waive any material claims or rights under, or terminate or renew (other than in accordance with its existing terms for renewal), any Material Contract, other than (A) with respect to any Material Contract that is not an Insurer Contract, in the Ordinary Course of Business or (B) with respect to any Material Contract, as required by Law, and, in the case of the Credit Agreement, other than pursuant to the Credit Agreement Amendment or as permitted by Section 6.05; (xv) make any material capital expenditures or commitments therefor, except (A) any that, individually, is less than or equal to $250,000 or, in the aggregate, less than or equal to $500,000 or (B) for such capital expenditures or commitments therefor that are reflected in the Company’s current budget; (xvi) except as required by applicable Law or under the terms of a Company Employee Benefit Plan, (A) grant or announce any increase in the salaries, bonuses or other compensation payable by a Group Company to any Company Employee or service provider of any of the Group Companies with an annual base salary or annualized wages in excess of $200,000, (B) accelerate the vesting or payment of any compensation or benefits to any Company Employee or service provider of any of the Group Companies, (C) grant any Company Employee or service provider of any of the Group Companies change of control, severance, retention or termination compensation or benefits, or any increase thereto, (D) enter into, originate, extend, renew, refinance, amend, waive, forgive, cancel or otherwise alter the terms of any loan, advance or extension of credit by any Group Company to, or for the benefit of, any Company Employee or any other service provider of any Group Company (other than routine expense advances or reimbursements made in the Ordinary Course of Business consistent with past practice), (E) enter into, amend or terminate any Company Employee Benefit Plan (or any plan, program, agreement or arrangement that would be a Company Employee Benefit Plan if in effect on the date hereof) or grant, amend or terminate any awards thereunder, (F) terminate the employment or services of any current Company Employee or service provider of a Group Company, except for (1) any termination in the Ordinary Course of Business of a non-officer employee or service provider with an annual base salary or annualized wages of $200,000 or less, or (2) any termination due to “cause” (as reasonably determined by the Company 56 [[6907028]] consistent with past practice) or (G) hire any Company Employee or other service provider of a Group Company, except for hires in the Ordinary Course of Business with an annual base salary or annualized wages of $200,000 or less; (xvii) pay, discharge, settle, agree to settle, compromise, waive or satisfy any Action if the amount payable by any Group Company in connection therewith would exceed $500,000; (xviii) enter into, modify, amend or terminate any Company Related Party Transaction, other than a termination pursuant to Section 6.04; (xix) modify, waive, terminate or voluntarily abandon, or fail to renew, let lapse or otherwise change, any material Permit; (xx) (A) change or rescind any material election in respect of Taxes or material accounting policies of any Group Company, in each case, unless required by Law or GAAP; (B) change any Tax accounting period or method or file any material amended Tax Return; (C) settle or compromise any material Tax liability; (D) surrender any right to claim a refund of material Taxes or consent to any extension or waiver of the limitations period for the assessment of material Taxes; or (E) change the Tax residency of any Group Company; (xxi) modify, amend or terminate any Transaction Agreement in respect of which the Buyer is not a party, other than, in the case of the Credit Agreement, in accordance with Section 6.05; or (xxii) authorize, or commit or agree to take, any of the foregoing actions. (b) From the date hereof until the earlier of the termination of this Agreement and the Closing, except as otherwise expressly contemplated by this Agreement (including in connection with the Pre-Closing Reorganization) or to the extent that the Buyer shall otherwise consent in writing, each Blocker shall not (i) carry on any business other than incident to holding, directly or indirectly, Units or otherwise taking actions consistent with past practice incidental to its continued existence; (ii) issue, sell or deliver any of its equity securities or issue or sell any securities convertible into, or options with respect to, or warrants to purchase or rights to subscribe for, any of its equity securities; (iii) effect any recapitalization, reclassification, equity split or like change in its capitalization; (iv) amend its Organizational Documents; (v) make any redemption or purchase of its equity interests; (vi) adopt or enter into a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization; (vii) modify, amend or terminate any Transaction Agreement in respect of which the Buyer is not a party; (viii) enter into, modify, amend or terminate any Blocker Related Party Transaction, other than a termination pursuant to Section 6.04, or (ix) (A) change or rescind any material election in respect of Taxes or material accounting policies of any Blocker, in each case, unless required by Law or GAAP; (B) change any Tax accounting period or method or file any material amended Tax Return; (C) settle or compromise any material Tax liability; (D) surrender any right to claim a refund of material Taxes or consent to any extension or waiver of the limitations period for the assessment of material Taxes; or (E) change the Tax residency of any Blocker.

57 [[6907028]] (c) Nothing contained in this Agreement shall give the Buyer, directly or indirectly, the right to control or direct the Company’s, any Blocker’s or any of their respective Subsidiaries’ operations prior to the Closing. Nothing in this Section 6.01 shall prohibit any Group Company or any Blocker from taking any action with respect to any matters contemplated by any other provision of this Agreement and the taking of any such action by any Group Company or any Blocker, as applicable, shall not be deemed a breach of this Section 6.01. Any Group Company’s or any Blocker’s failure to take any action prohibited by this Section 6.01 shall not be a breach of this Section 6.01 or any other provisions of this Agreement. 6.02 Access to Books and Records. Subject to Section 7.03, from the date hereof until the earlier of the termination of this Agreement and the Closing, the Company and each Blocker shall provide the Buyer and its authorized representatives (the “Buyer’s Representatives”), with reasonable access during normal business hours, and upon reasonable notice, to the offices, properties, senior personnel and all financial books and records of the Group Companies and the Blockers, as applicable, in order for the Buyer to have the opportunity to make such investigation as it shall reasonably desire in connection with the consummation of the Transactions (including for the purpose of coordinating any transition planning with the employees of the Group Companies and the Blockers); provided, however, that (a) in exercising access rights under this Section 6.02, the Buyer and the Buyer’s Representatives shall not be permitted to interfere unreasonably with the conduct of the business of any Group Company or any Blocker and (b) the Company and any Blocker may elect to limit, or, with respect to the Company, cause any Group Company to limit, disclosure of any information to certain Persons designated as a “clean team” by the Buyer (which Persons must be reasonably acceptable to the Company or each Blocker, as applicable). Notwithstanding anything herein to the contrary, no such access or examination shall be permitted to the extent that it would require any Group Company or any Blocker to disclose information subject to attorney-client privilege or attorney work-product privilege, conflict with any third-party confidentiality obligations to which any Group Company or any Blocker is bound, or violate any applicable Law; provided, that the Group Companies and the Blockers, as applicable, shall use reasonable best efforts to provide such access (or as much access as is possible) or develop an alternative method of providing such access in a manner that does not result in such jeopardy, conflict or violation. Notwithstanding anything contained herein to the contrary, no access or examination provided pursuant to this Section 6.02 shall qualify or limit any representation or warranty set forth herein or the conditions to Closing set forth in Section 9.02(a). If Personal Data is shared with the Buyer or the Buyer’s Representatives by a Group Company or Blocker pursuant to this Section 6.02, to the extent required by applicable Data Privacy Requirements, the Parties (or their respective Affiliates) will enter into one or more additional agreements regarding the processing of Personal Data. The Buyer acknowledges that the Buyer is and remains bound by Section 10.02 (Confidentiality) of the Company LPA. Notwithstanding anything to the contrary in the Company LPA or in this Agreement (including Sections 7.03 and 14.01 hereof), the Buyer may, with prior coordination and consultation with the Company, contact and engage in discussion with, and share any information with, any arranger, agent or lender under the Credit Agreement, in each case, in connection with the Credit Agreement Amendment or in connection with any other amendment, restatement, supplement, modification or waiver of the Credit Agreement referred to in Section 6.05. 6.03 Exclusive Dealing. Except in connection with any action permitted under Section 6.01, during the period from the date of this Agreement through the Closing or the earlier 58 [[6907028]] termination of this Agreement, the Company shall not (i) take any action to knowingly initiate, solicit, encourage, facilitate or engage in discussions or negotiations with any Person (other than the Buyer and the Buyer’s Representatives) concerning any Acquisition Transaction, (ii) enter into, maintain, continue or otherwise participate in any discussions or negotiations regarding, or knowingly provide any information in furtherance of, any Acquisition Transaction, (iii) adopt, approve or recommend, or propose to adopt, approve or recommend, or execute or enter into, any documentation relating to any Acquisition Transaction, or (iv) resolve or agree to do any of the foregoing; provided, that this Section 6.03 shall not apply to the Company in connection with Securityholder or Blocker Seller communications related to the Transactions. The Company shall, and shall cause its Subsidiaries to, cease and cause to be terminated any existing discussions, communications or negotiations with any Person (other than the Buyer and its authorized representatives) conducted heretofore with respect to any Acquisition Transaction. The term “Acquisition Transaction” means any (A) direct or indirect purchase, transfer, disposition, acquisition or sale of substantial assets of the Company or any of its Subsidiaries, (B) transaction which would result in a material change in the capitalization of the Company or any of its Subsidiaries as of the date hereof, including any material sale or issuance of any equity interests of the Company or any material sale or issuance of any equity interests of any of its Subsidiaries to any Person, (C) license or grant of rights (including distribution or marketing rights) to any third party for any of the Intellectual Property of the Company or any of its Subsidiaries, or (D) direct or indirect issuance, purchase, transfer, disposition, acquisition or sale of any equity interests in the Company or any of its Subsidiaries (whether through a share purchase, merger, consolidation, business combination, recapitalization or other similar transaction involving the Company or any of its Subsidiaries), in each case, other than in the Ordinary Course of Business or any such transactions that would be otherwise permitted pursuant to Section 6.01. 6.04 Termination of Related Party Transactions. Except for Company Employee Benefit Plans and employment agreements for the benefit of any current or former Company Employee and as set forth on Schedule 6.04, the Company and the Blockers and their respective Affiliates shall cause all of the Company Related Party Transactions and Blocker Related Party Transactions to be terminated or fully performed prior to or upon the Closing such that, with effect from the Closing, no Group Company nor any Blocker shall have any obligations or liabilities in respect of any such terminated Company Related Party Transactions and Blocker Related Party Transactions. 6.05 Concerning the Credit Agreement. (a) From the date hereof until the earlier of the termination of this Agreement and the Closing, except as consented to by the Buyer in writing (such consent not to be unreasonably withheld, delayed or conditioned), the Company shall not, and shall not permit its Subsidiaries to, (i) enter into any amendment, restatement, supplement or other modification of, or waive its rights under, the Credit Agreement, in each case, other than (A) the Credit Agreement Amendment, (B) as required pursuant to any guarantee or collateral matters or “further assurance” provisions under the Credit Agreement as in effect on the date hereof or as otherwise amended, restated, supplemented, modified or waived as expressly permitted by the terms hereof and (C) as contemplated by Section 6.05(d), (ii) take any action, or fail to take any action, if the Company or any of its Subsidiaries has knowledge that the taking of such action, or the failure to take such 59 [[6907028]] action, shall cause a Credit Agreement Default to occur, (iii) give any notice, or otherwise take any affirmative action, to terminate any commitments to extend credit that are in effect on the date hereof under the Credit Agreement (for the avoidance of doubt, other than pursuant to the funding thereof not in contravention of the terms of this Agreement, it being agreed that the Company shall not permit Distinguished to draw under the Delayed Draw Term Loan Commitments (as defined in the Credit Agreement as in effect on the date hereof) except as consented to by the Buyer in writing) or (iv) other than as a result of scheduled amortization or mandatory prepayment requirements set forth in the Credit Agreement, prepay any term loans (but not, for the avoidance of doubt, revolving or credit loans) outstanding under the Credit Agreement. (b) From the date hereof until the earlier of the termination of this Agreement and the Closing, the Company shall, or shall cause its Subsidiaries to, deliver to the Buyer prompt written notice of (i) the Company or any of its Subsidiaries obtaining knowledge of the occurrence of any Credit Agreement Default and (ii) any receipt or delivery by the Company or any of its Subsidiaries of any written notice of the occurrence of a Credit Agreement Default. (c) From the date hereof until the earlier of the termination of this Agreement and the Closing, the Company shall, and shall cause its Subsidiaries to, use reasonable best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions precedent set forth in Section 5 of the Credit Agreement Amendment to be satisfied (to the extent the satisfaction thereof is within control of the Company and its Subsidiaries) at, or substantially concurrently with, the Closing. If requested by the Buyer in writing, the Company shall cause Distinguished to deliver the borrowing notice with respect to the First Amendment Term Loans in accordance with the Credit Agreement Amendment, requesting the borrowing of the First Amendment Term Loans to occur on the Closing Date, and the Company shall otherwise use commercially reasonable efforts to assist the Buyer in procuring the First Amendment Term Loans to be funded on the Closing Date. (d) From the date hereof until the earlier of the termination of this Agreement and the Closing, in the event that the Buyer informs the Company, in writing, that the Buyer desires that the Credit Agreement be amended, restated, supplemented or otherwise modified, or any waiver thereunder be obtained (each, a “Potential Credit Agreement Amendment”) (it being agreed that, unless otherwise agreed by the Company (in its sole and absolute discretion) in writing, any such Potential Credit Agreement Amendment shall only become effective at, or substantially concurrently with, the Closing), then the Company shall, and shall cause its Subsidiaries to, and to use their reasonable best efforts to cause their respective officers, directors and employees to, at the Buyer’s sole cost and expense, to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to cooperate in connection therewith, as reasonably requested by the Buyer, including duly execute documentation (including credit agreement amendments, certificates and other related documents and instruments) necessary to implement such Potential Credit Agreement Amendment, and participate in a reasonable number of due diligence sessions at reasonable times and locations, including direct contact between senior management of the Company and its Subsidiaries, on the one hand, and the lenders and the agents under the Credit Agreement, on the other hand (in each case, which shall be telephonic or held on a virtual platform at the request of the Company); provided, that, without limiting the provisions of Sections 6.05(a), 6.05(b) and 6.05(c), (w) nothing in this Section 6.05(d) shall require such cooperation to the extent it would, in the Company’s reasonable judgment, interfere unreasonably 60 [[6907028]] with the business or operations of the Company or any of its Subsidiaries; (x) no member of any governing body or any officer of the Company and its Subsidiaries that is not remaining in such position following the Closing shall be required to execute, enter into or perform any agreement or deliver any certificate pursuant to this Section 6.05(d) in connection with a Potential Credit Agreement Amendment and (y) no officer or director of the Company or its Subsidiaries shall be required to take any action under this Section 6.05(d) that could reasonably be expected to result in personal liability to such officer or director; and provided, further that, notwithstanding anything in this Section 6.05(d) to the contrary, neither the Company nor any of its Subsidiaries shall (A) be required to pay any fees (including commitment or other similar fees) or to give any indemnities or incur any liabilities prior to the Closing, in each case, in connection with any Potential Credit Agreement Amendment, (B) have any liability or obligation, or be required to make any representations, under any loan agreement or any related document or any other agreement or document, in each case, relating to a Potential Credit Agreement Amendment prior to the Closing, (C) be required to incur any expense or other liability in connection with a Potential Credit Agreement Amendment prior to the Closing that is not reimbursed or reimbursable by the Buyer pursuant to the terms of this Agreement, (D) be required to deliver, in connection with any Potential Credit Agreement Amendment, any audited financial statements, to the extent not already available to the Company or its Subsidiaries, (E) be required to deliver or obtain, in connection with any Potential Credit Agreement Amendment, opinions of internal or external counsel, (F) be required to provide, in connection with any Potential Credit Agreement Amendment, access to or disclose information where the Company determines that such access or disclosure could jeopardize the attorney-client privilege or contravene any Law or Contract with respect to any Group Company (provided, that, if the Company or its Subsidiaries withhold information or access in reliance on this clause (F), such Group Company shall, to the extent permitted by applicable Law, on advice of counsel, inform Buyer of such withholding and shall use commercially reasonable efforts to provide such information or access in a manner that would not violate this clause (F)), (G) be required to waive or amend any terms of this Agreement or any other Contract to which the Company or its Subsidiaries is party, (H) be required to allow any party to a Potential Credit Agreement Amendment access to the personnel or facilities of the Company or any Subsidiary that is greater in scope or frequency than the access afforded to the Buyer under this Agreement, (I) be required, in connection with any Potential Credit Agreement Amendment, to take any action that would reasonably be expected to conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time, or both) under any of their respective organizational or governing documents or any applicable laws or any other material contracts (not entered into in contemplation hereof) to which such Person is a party or any action that would cause any director, officer or employee of any Group Company to incur actual or potential personal liability (other than arising under applicable Law in connection with resolutions or consents by officers or directors which are subject to the occurrences of the Closing and passed by directors or officers continuing in their positions following the Closing), (J) be required, in connection with any Potential Credit Agreement Amendment, to take any corporate action or to enter into any document, instrument, agreement or certificate prior to the Closing or (K) be required, in connection with any Potential Credit Agreement Amendment, to provide any of the following information: (1) the proposed debt and equity capitalization that is required for pro forma financial information or assumed interest rates, dividends (if any) and fees and expenses relating to such debt and equity capitalization or (2) any post-Closing or pro forma cost savings, synergies, capitalization, ownership or other post-Closing pro forma adjustments desired to be in any

61 [[6907028]] information used in connection with a Potential Credit Agreement Amendment. The Buyer shall promptly, upon request by the Company, reimburse the Company for any documented out-of- pocket expenses (including reasonable attorneys’ fees) incurred by the Company or any of its Affiliates in connection with the cooperation of the Company solely in connection with a Potential Credit Agreement Amendment contemplated by this Section 6.05(d). The Buyer shall indemnify and hold harmless, the Company and its Subsidiaries, and their respective directors, managers, officers, employees and representatives, from and against any and all Losses suffered or incurred by them solely in connection with a Potential Credit Agreement Amendment and any cooperation that any Group Company provides pursuant to this Section 6.05(d), except in the event such Losses directly resulted from the gross negligence, fraud or willful misconduct of the Company or its Subsidiaries. The Buyer acknowledges and agrees that, notwithstanding the Company’s obligations under this Section 6.05(d), neither the obtaining of a Potential Credit Agreement Amendment, nor the completion of any transactions contemplated thereby is a condition to the Closing, and reaffirms its obligation to consummate the Transactions irrespective and independently of the obtaining of a Potential Credit Agreement Amendment or the completion of the transactions contemplated thereby. In no event shall the Company or any of its Subsidiaries be in breach of this Agreement because of the failure to obtain a Potential Credit Agreement Amendment or complete the transactions contemplated thereby, after use of its or their reasonable best efforts to comply with this Section 6.05(d). It is understood that nothing in this Section 6.05(d) is intended, or shall be interpreted as, limiting the obligations of the Company and its Subsidiaries under Sections 6.05(a), 6.05(b) or 6.05(c), or elsewhere in this Agreement or the other Transaction Agreements (other than the obligations of the Company and its Subsidiaries under this Section 6.05(d)) or, except as set forth in the immediately preceding sentence, modify the conditions precedent set forth in Section 9.02. ARTICLE VII COVENANTS OF THE BUYER 7.01 Access to Books and Records. From and after the Closing until the seven-year anniversary of the Closing Date, the Buyer shall, and shall cause the Blockers and the Company to, provide the Unitholder Representative and its authorized representatives (the “Unitholder Representative’s Representatives”) with access (for the purpose of examining and copying), during normal business hours, upon reasonable notice, to the books and records of the Group Companies and the Blockers with respect to periods or occurrences prior to or on the Closing Date, including with respect to any Tax audits, Tax Returns, insurance claims, governmental investigations, legal compliance, financial statement preparation or any other matter; provided, however, that in exercising access rights under this Section 7.01, the Unitholder Representative and the Unitholder Representative’s Representatives shall not be permitted to interfere unreasonably with the conduct of the business of any Group Company or any Blocker. Notwithstanding anything herein to the contrary, no such access or examination shall be permitted to the extent that it would require the Buyer, any Group Company or any Blocker to disclose information subject to attorney-client privilege or attorney work-product privilege, conflict with any third-party confidentiality obligations to which the Buyer, any Group Company or any Blocker is bound, or violate any applicable Law; provided, that the Buyer, the Group Companies and the Blockers, as applicable, shall use reasonable best efforts to provide such access (or as much access as is possible) or develop an alternative method of providing such access in a manner that does not result in such 62 [[6907028]] jeopardy, conflict or violation. Unless otherwise consented to in writing by the Unitholder Representative, the Buyer shall not, and shall not permit the Company, the Blockers or any of their respective Subsidiaries to, for a period of seven years following the Closing Date, destroy, alter or otherwise dispose of any of the books and records of any Group Company or any Blocker for any period prior to the Closing Date without first giving reasonable prior notice to the Unitholder Representative and offering to surrender to the Unitholder Representative such books and records or any portion thereof which the Buyer, the Company or any Blocker may intend to destroy, alter or dispose of. 7.02 Indemnification of Officers and Directors of the Company. (a) From and after the Closing until the date that is six years after the Closing Date, the Company shall, and shall cause the other Group Companies to, and the Blockers shall (with respect to any D&O Indemnified Party of a Blocker), to the fullest extent permitted by applicable Law, indemnify, defend and hold harmless, and provide advancement of expenses to, each Person who is now, or has been at any time prior to the date hereof or who becomes prior to the Closing, an officer, director, manager or employee of a Group Company or a Blocker (each, a “D&O Indemnified Party”), against all losses, claims, damages, costs, expenses, liabilities or judgments or amounts that are paid in settlement of or in connection with any claim, Action, suit, proceeding or investigation based in whole or in part on, or arising in whole or in part out of, the fact that such Person is or was an officer, director, manager or employee of a Group Company or a Blocker, and pertaining to any matter existing or occurring, or any acts or omissions occurring, at or prior to the Closing, whether asserted or claimed prior to, or at or after, the Closing (including matters, acts or omissions occurring in connection with the approval of this Agreement and the consummation of the Transactions) to the same extent that such Persons are indemnified or have the right to advancement of expenses as of the date hereof by the Group Companies or the Blockers, as applicable, pursuant to their respective Organizational Documents and indemnification Contracts, if any, in existence on the date hereof with any D&O Indemnified Party. (b) (i) For a period of six years after the Closing and at all times subject to applicable Law, (i) the Buyer shall not (and shall not cause or permit any Group Company, any Blocker or any of the Buyer’s other Subsidiaries or Affiliates to) amend or modify in any way adverse to the D&O Indemnified Parties, or to the beneficiaries thereof, the exculpation and indemnification provisions set forth in the Organizational Documents of the Group Companies or the Blockers, as applicable, or any indemnification contracts, if any, in existence on the date of this Agreement, with any D&O Indemnified Party and (ii) the Company and the Blockers shall cause to be maintained in effect the current policies of directors’ and officers’ liability insurance maintained by or on behalf of the Company or the Blockers as of the date hereof (provided, that such Persons may substitute such policies with a substantially comparable insurer of at least the same coverage and amounts containing terms and conditions that are no less advantageous to the insured) with respect to claims arising from facts or events that occurred at or prior to the Closing. In furtherance of the foregoing, prior to the Closing and in connection with such Persons’ foregoing obligation under clause (ii) of the prior sentence, the Company shall be permitted to purchase (at the Buyer’s expense, and without duplication) a six-year “tail” prepaid directors’ and officers’ liability insurance policy, effective as of the Closing, providing, for a period of six years after the Closing, coverage and amounts, and terms and conditions, contemplated by the foregoing sentence of this Section 7.02(b); provided, further, that in no event shall the Buyer or its Affiliates be 63 [[6907028]] required to expend an amount in excess of 300% of the aggregate annual premium currently paid by the Company for such tail insurance policy; provided, however, that in such case the Company may purchase as much coverage as reasonably practicable for such amount (and any amount paid by the Company in excess of such amount shall be deemed to be a Transaction Expense). From and after the Closing, the Buyer shall (or shall cause the Group Companies and the Blockers to), continue to honor its obligations under any such insurance procured pursuant to this Section 7.02(b), and shall not cancel (or permit to be canceled) or take (or cause to be taken) any action or omission that would reasonably be expected to result in the cancellation thereof. (c) If the Company, any Blocker or any of their respective successors or assigns proposes to (i) consolidate with or merge into any other Person and the Company or such Blocker, as applicable, shall not be the continuing or surviving entity in such consolidation or merger or (ii) transfer all or substantially all of its properties and assets to any Person, then, and in each case, proper provision shall be made prior to or concurrently with the consummation of such transaction so that the successors and assigns of the Company or such Blocker, as the case may be, shall, from and after the consummation of such transaction, honor the indemnification and other obligations set forth in this Section 7.02. (d) With respect to any indemnification obligations of the Company or any Blocker pursuant to this Section 7.02, the Parties hereby acknowledges and agrees (i) that the Company and the Blockers shall be the indemnitors of first resort with respect to all indemnification obligations of the Company or the Blockers, as applicable, pursuant to this Section 7.02 (i.e., their obligations to an applicable D&O Indemnified Party are primary and any obligations of any other Person to advance expenses or to provide indemnification or insurance for the same expenses or liabilities incurred by such D&O Indemnified Party are secondary) and (ii) that it irrevocably waives, relinquishes and releases any such other Person from any and all claims for contribution, subrogation or any other recovery of any kind in respect thereof. (e) The provisions of this Section 7.02 shall survive the Closing and (i) are intended to be for the benefit of, and shall be enforceable by, each D&O Indemnified Party and his or her successors, heirs and representatives and shall be binding on all successors and assigns of the Buyer, the Company and the Blockers and (ii) are in addition to, and not in substitution for, any other rights to indemnification or contribution that any such Person may have by Contract or otherwise. 7.03 Contact with Customers, Vendors and Others. The Buyer hereby agrees that from the date hereof until the Closing or the earlier termination of the Agreement, it is not authorized to, and shall not (and shall not permit any of its representatives or Affiliates to), directly or indirectly, contact and communicate with the employees, consultants, directors, officers, shareholders, members, investors, vendors or customers of any Group Company, in each case, without the prior consultation with, and written approval of, the Company; provided, however, that this Section 7.03 shall not prohibit any such contacts or communications by the Buyer or the Buyer’s Representatives in the Ordinary Course of Business consistent with past practices, solely to the extent that (a) such contacts are unrelated to the Transactions, the Group Companies or the fact that the Company is pursuing a transaction or any information provided to the Buyer or the Buyer’s Representatives pursuant to Section 10.02 (Indemnification by the Blocker Sellers and the Selling Securityholders) of the Company LPA or any other information provided to the Buyer or 64 [[6907028]] the Buyer’s Representatives pursuant to this Agreement and (b) none of the foregoing is directly or indirectly disclosed, discussed, identified, used or referenced in connection with such contact or communication. 7.04 Employee Matters. (a) For a period beginning on the Closing and continuing for 12 months thereafter (the “Continuation Period”), the Buyer shall cause the Group Companies to provide an individual who is a Company Employee as of the Closing (collectively, “Continuing Employees”) with (i) salary or hourly wage rate that is not less than the salary or hourly wage rate provided to such Continuing Employee immediately prior to the Closing, (ii) cash incentive compensation opportunities that are substantially comparable in the aggregate to the cash incentive compensation opportunities provided to such Continuing Employee immediately prior to the Closing, and (iii) employee benefits (excluding any equity, nonqualified deferred compensation, retention, change in control, transaction, defined benefit pension and post-employment or retiree welfare benefits) that are substantially comparable in the aggregate to the employee benefits (subject to the same exclusions) provided under the Company Employee Benefit Plans in which such Continuing Employees participated immediately prior to the Closing. Without limiting the generality of the foregoing, the Buyer shall cause the Group Companies to provide severance pay and benefits to any Continuing Employee whose employment is terminated by the Group Companies during the Continuation Period on terms and in amounts no less favorable than the severance pay and benefits that would have been applicable to such Continuing Employee under the Company Employee Benefit Plans set forth on Schedule 7.04(a). (b) The Buyer shall cause the Group Companies to use commercially reasonable efforts to grant all Continuing Employees full credit for all service with the Group Companies (or predecessor employers to the extent the Group Companies provide such past service credit) prior to the Closing for purposes of eligibility, vesting, benefit accrual and determining the level or amount of benefits under any benefit or compensation plan, program, policy or agreement made available to Continuing Employees on or after the Closing (collectively, the “New Plans”) (including the determination of the level or amount of vacation, paid time off, personal and sick days, and severance pay and benefits) to the same extent such service was recognized immediately prior to the Closing by the Group Companies. In addition, the Buyer shall cause the Group Companies to use commercially reasonable efforts to: (i) cause to be waived all pre-existing condition exclusions and actively at work requirements and similar limitations, eligibility waiting periods and evidence of insurability requirements under any New Plans that provide welfare benefits in which Continuing Employees commence participation during the plan year in which the Closing occurs to the extent such exclusions, requirements or limitations were waived or satisfied by a Continuing Employee under any Company Employee Benefit Plan providing health benefits in which the Continuing Employee participated immediately prior to the Closing, and (ii) cause any deductible, co-insurance and out-of-pocket expenses paid by any Continuing Employee (or covered dependent thereof) prior to the Closing under a Company Employee Benefit Plan that provides health benefits during the plan year in which the Closing occurs to be taken into account for purposes of satisfying the corresponding deductible, coinsurance and maximum out-of-pocket provisions under any New Plan that provides health benefits for the plan year in which the Closing occurs. The Buyer shall cause the Group Companies

65 [[6907028]] to honor all accrued but unused vacation, paid time off, personal and sick days of Continuing Employees as of the Closing. (c) Nothing contained in this Section 7.04, express or implied, (i) is intended to confer upon any Continuing Employee or any other Person any right to continued employment or any particular term or condition of employment for any period, (ii) shall prohibit or limit the ability of the Buyer or the Company or any of their respective Affiliates from amending, modifying or terminating any benefit or compensation plan, program, policy, Contract, agreement or arrangement at any time assumed, established, sponsored or maintained by any of them in accordance with terms thereof as in effect from time to time, or (iii) shall constitute an amendment to or any other modification of any New Plan or Company Employee Benefit Plan or other benefit or compensation plan, program, policy, Contract, agreement or arrangement. Further, this Section 7.04 will be binding upon and inure solely to the benefit of each of the Parties to this Agreement, and nothing in this Section 7.04, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever (including any third-party beneficiary rights) under or by reason of this Section 7.04. 7.05 Representation and Warranty Policy. The Buyer has obtained and bound a buyer- side representation and warranty insurance policy (the “Representation and Warranty Policy”) in the form previously provided to the Company which provides that the insurer thereunder may not seek to or enforce any subrogation rights it might have against any of the Seller Parties, except in the case of Fraud, and that it may not be amended an a manner adverse to any Seller Party without the consent of the Company (if prior to the Closing) or the Unitholder Representative (if after the Closing). The Buyer and its Affiliates will not amend, waive or otherwise modify the provisions of the Representation and Warranty Policy in any manner adverse to the Group Companies, any Securityholder, any Blocker Seller or any Non-Recourse Party (including an amendment to the subrogation provisions referred to above) without the prior written consent of the Company (if prior to the Closing) or the Unitholder Representative (if after the Closing). Buyer shall timely pay or cause to be timely paid, all fees and expenses related to the Representation and Warranty Policy, including the total premium, underwriting costs, brokerage commissions, surplus line taxes and other fees and expenses of such policy. ARTICLE VIII EFFORTS TO CONSUMMATE; REGULATORY FILINGS 8.01 Efforts to Consummate. Subject to the terms and conditions herein, from the date hereof until the earlier of the termination of this Agreement and the Closing, each of the Buyer and the Company agrees to use its reasonable best efforts to take, or cause to be taken, and to cause its Affiliates to take, all action, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, as promptly as practicable, the Transactions, including using reasonable best efforts to take all acts necessary to cause the satisfaction, but not waiver, of the Closing conditions set forth in Article IX. Each of the Company and the Buyer shall use reasonable best efforts to furnish to any other Party all information required for such other Party’s filing, form, declaration, notification, registration or notice (which information may be furnished on an outside counsel only basis to protect commercially sensitive information), and to keep the other parties reasonably informed with 66 [[6907028]] respect to the status of each clearance, approval or waiver sought from a Governmental Entity in connection with the Transactions and the material communications between such Party and such Governmental Entity. The Parties acknowledge and agree that nothing contained in this Section 8.01 shall limit, expand or otherwise modify in any way any efforts standard explicitly applicable to any of the Company’s or the Buyer’s other obligations under this Agreement (including, for the avoidance of doubt, Section 8.02). 8.02 Regulatory Filings. The Buyer and the Company, in respect of the HSR Act, and the Buyer, in respect of the Texas Filings, shall, promptly (and in any event within (x) 10 Business Days in respect of the HSR Act and (y) 10 Business Days in respect of the Texas Filings) following the date hereof use reasonable best efforts to, (a) make or cause to be made all applications, registrations, notice, filings and submissions under the HSR Act and any other filings required under applicable Laws in connection with the consummation of the Transactions (which filings and submissions shall seek early termination pursuant to the HSR Act and the equivalent, if available, with respect to any such other applicable Laws) and (b) promptly obtain, or cause to be obtained, any approval, authorization, consent, order, license, permission, permit or qualification of, or exemption, waiver or other action by, or filing or negotiation with or notification to, any Governmental Entity that may be or become necessary in connection with the consummation of the Transactions. In connection with the consummation of the Transactions, the Buyer shall use reasonable best efforts to promptly comply with (and shall cause its Affiliates to use reasonable best efforts to comply with) any additional requests for information. Notwithstanding anything herein to the contrary, the Buyer shall use reasonable best efforts to cooperate in good faith with any Governmental Entities and promptly undertake any and all actions required to complete the transactions contemplated by this Agreement expeditiously and lawfully; provided, that none of the Company, the Buyer or their respective Affiliates shall be required to, and the Group Companies shall not, without the prior written consent of the Buyer in its sole discretion, undertake any of the following: (i) selling or otherwise disposing of, or holding separate and agreeing to sell or otherwise dispose of, material assets, categories of material assets or material businesses of the Group Companies or the Buyer or its Affiliates; (ii) terminating existing material relationships, contractual rights or obligations of the Group Companies or the Buyer or its Affiliates; (iii) terminating any material venture or other arrangement of the Group Companies or the Buyer or its Affiliates; (iv) creating any material relationship, contractual rights or obligations of the Group Companies or the Buyer or its Affiliates; or (v) effectuating any other material change or restructuring of the Group Companies or the Buyer or its Affiliates (or, in each case, entering into agreements or stipulating to the entry of an Order or decree or filing appropriate applications with any Governmental Entity in connection with any of the foregoing and, in the case of Actions by or with respect to the Group Companies or the Buyer, or its Affiliates or their respective businesses or assets, by consenting to such Action by the Group Companies or the Buyer or its Affiliates) (clauses (i) through (v), collectively, a “Burdensome Condition”). Without limiting the generality of the foregoing, if an Action is threatened or instituted by any Governmental Entity or any other entity challenging the validity or legality or seeking to restrain the consummation of the transactions contemplated by this Agreement, the Buyer shall use its reasonable best efforts to avoid, resist, resolve or, if necessary, defend such Action and shall afford the Company a reasonable opportunity to participate therein. Each of the Company and the Buyer shall and shall cause its Affiliates to diligently assist and cooperate with the other Party in preparing and filing any and all written communications that are to be submitted to any Governmental Entities in connection with the transactions contemplated hereby and in obtaining any governmental or third- 67 [[6907028]] party consents, waivers, authorizations or approvals which may be required to be obtained by any Group Company in connection with the transactions contemplated hereby, which assistance and cooperation shall include: (i) timely furnishing to the other Party all information concerning the Buyer or its Affiliates that counsel to the other Party reasonably determines is required to be included in such documents or would be helpful in obtaining such required consent, waiver, authorization or approval; (ii) promptly providing the other Party with copies of all written communications to or from any Governmental Entity relating to any such required consent, waiver, authorization or approval; provided, that such copies may be redacted as necessary to address legal privilege or confidentiality concerns or to comply with applicable Law; and provided, further, that portions of such copies that are competitively sensitive may be designated as “outside antitrust counsel only”; (iii) keeping the other Party reasonably informed of any communication received or given in connection with any proceeding by the Buyer, in each case, regarding the Transactions; and (iv) permitting the other Party to review and incorporating the other Party’s reasonable comments in any communication given by it to any Governmental Entity or in connection with any proceeding related to the HSR Act or other applicable Law, in each case regarding the Transactions. None of the Buyer or any of its Affiliates, on the one hand, nor the Company, on the other hand, shall initiate, or participate in any meeting or discussion with any Governmental Entity with respect to any filings, applications, investigation, or other inquiry regarding the Transactions or filings under the HSR Act or other applicable Law without giving the other Party reasonable prior notice of the meeting or discussion and, to the extent permitted by the relevant Governmental Entity, the opportunity to attend and participate in such meeting or discussion. Notwithstanding anything to the contrary in this Agreement, (i) none of the Buyer or any of its Affiliates shall be required and (ii) no Group Company, Blocker, Securityholder or Seller Party shall be required or, without the prior written consent of the Buyer, shall be permitted, in the case of each of clauses (i) and (ii), to undertake any efforts or take any action in connection with the approval of any of the Transactions if the undertaking of such efforts or taking of such action (a) would reasonably be expected to result in a Burdensome Condition, (b) would require the Buyer or any of its Affiliates (including, after the Closing, the Company or any of its Subsidiaries) to undertake or agree to any requirement or obligation to provide prior notice to, or to obtain prior approval from, any Governmental Entity with respect to any transaction, or (c) is not conditioned upon the Closing. The Buyer shall be responsible for all filing fees under the HSR Act (and, for the avoidance of doubt, such fees shall not be deemed Seller Expenses or Transaction Expenses hereunder). ARTICLE IX CONDITIONS TO CLOSING 9.01 Conditions to the Obligations of Each Party. The obligations of each Party to consummate the Transactions are subject to the satisfaction (or, if permitted by applicable Law, waiver by each Party in writing) of the following conditions as of the Closing Date: (a) (i) The applicable waiting periods, if any, under the HSR Act with respect to the Transactions shall have expired or been terminated and (ii) the Texas Filings shall have been approved or non-disapproved by the Texas Department, and such approval or non-disapproval shall be in full force and effect, in each case, without imposition of a Burdensome Condition; and 68 [[6907028]] (b) No Order shall have been entered and no Law shall have been enacted, in each case, since the date of this Agreement which would prevent, enjoin, restrain or prohibit the performance of this Agreement or the consummation of any of the Transactions, declare unlawful the Transactions or cause such transactions to be rescinded. 9.02 Conditions to the Buyer’s Obligations. The obligations of the Buyer to consummate the Transactions are subject to the satisfaction (or, if permitted by applicable Law, waiver by the Buyer in writing) of the following conditions as of the Closing Date: (a) (i) The representations and warranties of the Company and the General Partner and the Initial AQ Unitholder, the Blocker Sellers, the Blockers and the Blocker GPs set forth in Sections 3.04(a) and 4.03, respectively, shall be true and correct subject only to de minimis inaccuracies (except to the extent set forth on the Estimated Closing Statement and included in the determinations of the Closing Consideration) at and as of the Closing Date as though made at and as of the Closing Date, (ii) other than the representations and warranties of the Company set forth in Sections 3.04(a) and 4.03, the Company Fundamental Representations and Initial AQ Unitholder and Blocker Seller Fundamental Representations shall be true and correct in all material respects at and as of the Closing Date as though made at and as of the Closing Date (except to the extent expressly made as of an earlier date, in which case only as of such date), (iii) all other representations and warranties of the Company and the General Partner contained in Article III and of the Initial AQ Unitholder, the Blocker Sellers, the Blockers and the Blocker GPs contained in Article IV shall be true and correct (without giving effect to any limitation as to “materiality” or “Material Adverse Effect” set forth therein, other than with respect to Section 3.06 and other than to the extent that such “materiality” or “Material Adverse Effect” qualifier defines the scope of items or matters disclosed on the Disclosure Schedules) at and as of the Closing Date as though made at and as of the Closing Date (except to the extent expressly made as of an earlier date, in which case only as of such date), except, in the case of this clause (iii), where the failure of such representations and warranties to be so true and correct (giving effect to the applicable exceptions set forth on the Disclosure Schedules but without giving effect to any limitation as to “materiality” or “Material Adverse Effect” set forth therein (other than with respect to Section 3.06 and other than to the extent that such “materiality” or “Material Adverse Effect” qualifier defines the scope of items or matters disclosed on the Disclosure Schedules)) has not had a Material Adverse Effect, and (iv) the Securityholder Fundamental Representations shall be true and correct in all material respects at and as of the Closing Date as though made at and as of the Closing Date (except to the extent expressly made as of an earlier date, in which case only as of such date); (b) The Company, the Initial AQ Unitholder, the Blocker Sellers and the Blockers shall each have performed and complied in all material respects with all of the covenants and agreements required to be performed by it under this Agreement, at or prior to the Closing; (c) (i) The conditions precedent in Section 5 of the Credit Agreement Amendment shall have been, or substantially concurrently with the occurrence of the Closing shall be, satisfied and the amendments set forth in Section 3(b) of the Credit Agreement Amendment shall have become, or substantially concurrently with the occurrence of the Closing shall become, effective in accordance with the terms thereof and (ii) assuming the condition set forth in clause (c)(i) above has been satisfied, (A) no “Event of Default” under, and as defined in, the Credit Agreement shall have occurred and be continuing or would result from the consummation of the

69 [[6907028]] Transactions and (B) no “Default” under, and as defined in, the Credit Agreement shall have occurred and be continuing or would result from the consummation of the Transactions unless, in the case of this clause (B), such “Default” is curable by the Company and its Subsidiaries (for the avoidance of doubt, other than pursuant to “equity cure” provisions set forth in the Credit Agreement) and the Company and its Subsidiaries reasonably expect such “Default” to be cured prior to it becoming an “Event of Default” under, and as defined in, the Credit Agreement; (d) From the date hereof to the Closing Date, there shall not have occurred any Material Adverse Effect; (e) Each Repurchase Agreement and Support Agreement (other than the Support Agreement with WM Clay) shall remain in full force and effect; and (f) The Pre-Closing Reorganization shall have been consummated. If the Closing occurs, all conditions set forth in this Section 9.02 that have not been fully satisfied as of the Closing shall be deemed to have been waived by the Buyer. 9.03 Conditions to the Company’s, the Initial AQ Unitholder’s and the Blocker Sellers’ Obligations. The obligations of the Company, the Initial AQ Unitholder and the Blocker Sellers to consummate the Transactions are subject to the satisfaction (or, if permitted by applicable Law, waiver by the Company, the Initial AQ Unitholder and the Blocker Sellers in writing) of the following conditions as of the Closing Date: (a) (i) The Buyer Fundamental Representations shall be true and correct in all material respects at and as of the Closing Date as though made at and as of the Closing Date (except to the extent expressly made as of an earlier date, in which case only as of such date) and (ii) all other representations and warranties contained in Article V of this Agreement shall be true and correct (without giving effect to any limitation as to “materiality” or “Buyer Material Adverse Effect” set forth therein) at and as of the Closing Date as though made at and as of the Closing Date (except to the extent expressly made as of an earlier date, in which case only as of such date), except, in the case of this clause (ii), where the failure of such representations and warranties to be so true and correct (without giving effect to any limitation as to “materiality” or “Buyer Material Adverse Effect” set forth therein) has not had a Buyer Material Adverse Effect; and (b) The Buyer shall have performed and complied with in all material respects all the covenants and agreements required to be performed by it under this Agreement at or prior to the Closing. If the Closing occurs, all conditions set forth in this Section 9.03 that have not been fully satisfied as of the Closing shall be deemed to have been waived by the Company, the Initial AQ Unitholder and the Blocker Sellers. 70 [[6907028]] ARTICLE X SURVIVAL; INDEMNIFICATION 10.01 Survival. Each of (i) the representations and warranties made by the Parties in this Agreement shall, subject to the limitations set forth herein, survive the Closing for a period terminating on the 12-month anniversary of the Closing Date and (ii) the covenants and agreements of the Parties contained in this Agreement that by their terms are to be performed in whole or in part after the Closing shall survive in accordance with their respective terms. Except in respect of Fraud, no Party shall have any liability for, nor shall any claim be made in respect of, any such representation, warranty or covenant after the expiration of the survival period applicable to such representation, warranty or covenant in accordance with this Section 10.01; provided, that, with respect to any claim asserted in writing in accordance with Section 10.04(a) before the expiration of the survival period applicable to such representation, warranty or covenant in accordance with Section 10.04(a), such representation, warranty or covenant shall survive until the date such claim is finally resolved. The Parties acknowledge and agree that the survival periods set forth in this Section 10.01 are applicable to the obligation of the Blocker Sellers and Selling Securityholders to indemnify the Buyer Indemnified Parties and the Buyer Indemnified Parties’ right to indemnification against the Blocker Sellers and Selling Securityholders in accordance with this Agreement, but are not intended to, and shall not, modify or limit the Buyer Indemnified Parties right to recovery under the Representation and Warranty Policy in accordance with its terms. The Parties specifically and unambiguously intend that the survival periods that are set forth in this Section 10.01 shall replace any statute of limitations that would otherwise be applicable for purposes of this Article X. Notwithstanding anything to the contrary, this Section 10.01 shall not apply to Section 12.01, which shall be binding upon, and enforceable by the Unitholder Representative in its entirety against, the Seller Parties. 10.02 Indemnification by the Blocker Sellers and the Selling Securityholders. (a) Following the Closing, and subject to the limitations set forth in this Article X, the Blocker Sellers and the Selling Securityholders (in the case of the Selling Securityholders, solely with respect to any representation or warranty set forth in Article III or the certificate delivered by the Company pursuant to Section 2.02(c)(vi)) shall severally and not jointly (pro rata in accordance with their respective Pro Rata Shares) indemnify, defend and hold harmless each Buyer Indemnified Party against, and pay, solely out of the Indemnification Escrow Account, to each Buyer Indemnified Party the amount of, all Losses incurred by such Buyer Indemnified Party resulting from or arising out of: (i) any inaccuracy in or breach of the Company Fundamental Representations or the Initial AQ Unitholder and Blocker Seller Fundamental Representations; or (ii) any inaccuracy in or breach of any other representation or warranty set forth in Article III or Article IV, any of the certificates delivered by the Company and the Blocker Sellers pursuant to Section 2.02(c)(vi), Section 2.02(d)(iii) or Section 2.02(e)(iii), or any representation or warranty of the Company in any other Transaction Agreement. 71 [[6907028]] (b) The Buyer Indemnified Parties shall not be entitled to claim or recover any Losses that may be made pursuant to Section 10.02(a)(i) unless and until the Buyer Indemnified Parties have incurred Qualifying Losses (subject to the other terms of this Article X). A Loss shall not be a “Qualifying Loss” unless such Loss, together with any series of related Losses, equals or exceeds $35,000, in which case it shall be counted from the first dollar. (c) The Buyer Indemnified Parties shall not be entitled to claim or recover any Losses that may be made pursuant to Section 10.02(a)(ii) unless and until the Buyer Indemnified Parties have incurred Qualifying Losses, after which the Buyer Indemnified Parties shall be entitled to recover 50% of any Losses (subject to the other terms of this Article X). (d) The Buyer Indemnified Parties shall not be entitled to claim or recover any Losses pursuant to Section 10.02(a) in an aggregate amount in excess of the Indemnification Escrow Amount. The Buyer Indemnified Parties shall not be entitled to claim or recover any Losses from a Blocker Seller or Selling Securityholder in an amount that exceeds the portion of the Closing Consideration actually received by such Person. (e) Except (A) as expressly set forth in this Agreement or any other Transaction Agreement, (B) pursuant to the Representation and Warranty Policy or (C) in respect of Fraud, the Buyer Indemnified Parties’ sole and exclusive remedy for all Losses for which they are entitled to indemnification under this Agreement arising out of a claim that may be made under Section 10.02(a), subject to the limitations herein, shall be to recover such Losses against the funds contained in the Indemnification Escrow Account in accordance with the terms of this Agreement and the Escrow Agreement until the funds contained in the Indemnification Escrow Account are exhausted. 10.03 Indemnification by the Buyer. (a) Following the Closing, and subject to the limitations set forth in this Article X, the Buyer shall indemnify, defend and hold harmless each Seller Indemnified Party against, and pay to each Seller Indemnified Party the amount of all Losses incurred by, such Seller Indemnified Party resulting from, or arising out of any inaccuracy in or breach of any representation or warranty set forth in Article V, in the certificate delivered by the Buyer pursuant to Section 2.02(b)(ix), or in any other Transaction Agreement (b) Except (A) as expressly set forth in this Agreement or any other Transaction Agreement, or (B) in respect of Fraud, the Seller Indemnified Parties’ sole and exclusive remedy for all Losses for which they are entitled to indemnification under this Agreement arising out of a claim that may be made under Section 10.03(a), subject to the limitations herein, shall be (x) to recover directly against Buyer in accordance with this Article X and (y) limited to an amount equal to the Indemnification Escrow Amount in the aggregate. 10.04 Indemnification Procedures. (a) As soon as reasonably practicable after a Seller Indemnified Party or a Buyer Indemnified Party (each, as applicable, an “Indemnified Party”) becomes aware of any claim that it has under this Article X that could reasonably be expected to result in an indemnifiable Loss (an “Indemnification Claim”), and in any event within 30 days of any Third Party Claim 72 [[6907028]] being presented in writing to the Indemnified Party by the party making such claim, the Indemnified Party shall give written notice thereof (a “Claims Notice”) to the Unitholder Representative (on behalf of the Blocker Sellers and the Selling Securityholders) or the Buyer, as applicable (such party or parties responsible for the indemnification, the “Indemnifying Party”). For purposes of this Section 9.04, if the Seller Parties, collectively, comprise the Indemnified Party or Indemnifying Party, then in each such case all references to such Indemnified Party or Indemnifying Party, as the case may be, (except for provisions relating to an obligation to make or a right to receive any payments) shall be deemed to refer to the Unitholder Representative acting on behalf of such Indemnified Party or Indemnifying Party, as applicable A Claims Notice must describe the Indemnification Claim in reasonable detail, and, to the extent then reasonably determinable by the Indemnified Party, indicate the amount (estimated in good faith) of the Loss that has been or may be suffered by the applicable Indemnified Party. Notwithstanding the foregoing, no delay in or failure to give a Claims Notice pursuant to this Section 10.04 will adversely affect any of the other rights or remedies that the Indemnified Party has under this Agreement, or alter or relieve an Indemnifying Party of its obligation to indemnify the applicable Indemnified Party, except (i) if the Claims Notice is delivered to the Indemnifying Party after the applicable survival date in Section 10.01; or (ii) solely to the extent the Indemnifying Party can demonstrate that the Indemnifying Party is materially prejudiced thereby or such Claims Notice is not delivered prior to the applicable survival date in Section 10.01. (b) The Indemnifying Party shall respond to the Indemnified Party (a “Claim Response”) within 30 days (the “Response Period”) after the date that the Claims Notice is received by the Indemnifying Party. If the Indemnifying Party delivers a Claim Response within the Response Period indicating that the Indemnifying Party disputes one or more of the matters identified in the Claims Notice, then (i) the Buyer and the Unitholder Representative shall promptly negotiate in good faith to settle the dispute and (ii) the Indemnified Party shall allow the Indemnifying Party and its professional advisors to investigate the matter or circumstance alleged to give rise to the matters identified in the Claims Notice and the Indemnified Party shall use reasonable best efforts to assist the Indemnifying Party’s investigation by giving such information and assistance (including access to the Indemnified Party’s premises and personnel and the right to examine and copy any accounts, documents or records) as the Indemnifying Party or any of its professional advisors may reasonably request. If the Buyer and the Unitholder Representative are unable to reach agreement within 30 days after the receipt of the Claim Response, or if the Indemnifying Party does not timely deliver a Claim Response during the Response Period to the Indemnified Party, then either the Buyer or the Unitholder Representative may resort to any and all available remedies in respect thereof, subject to the limitations set forth in this Article X. (c) In the event of any claim by a third party against an Indemnified Party for which indemnification is available hereunder (a “Third Party Claim”), the Indemnifying Party has the right to assume and conduct the defense of such claims at the Indemnifying Party’s sole expense with counsel selected by the Indemnifying Party; provided, that the Indemnifying Party may control the defense only if: (i) the Third Party Claim does not involve criminal allegations or any current employees of the Company, (ii) the Third Party Claim is not one in which the Indemnifying Party is also a party and there are legal defenses available to the Indemnified Party that are different from or additional to those available to the Indemnifying Party, (iii) the Indemnified Party has not been advised in writing by legal counsel that a conflict of interest exists such that the Indemnified Party and the Indemnifying Party may not be represented by the same

73 [[6907028]] counsel under applicable legal ethical codes, (iv) the Third Party Claim is not brought by any Governmental Entity, (v) the matter that is the subject of the Third Party Claim does not seek the imposition of injunctive relief as the sole remedy involved in such Legal Proceeding and (vi) such Third Party Claim involves a claim for monetary damages in an amount that does not exceed the amount of Losses for which the Indemnifying Party would be obligated to provide indemnification under this Article X. If the Indemnifying Party has assumed such defense as provided in this Section 10.04(c) the Indemnifying Party will not be liable for any legal expenses subsequently incurred by any Indemnified Party in connection with the defense of such claim. If the Indemnifying Party does not assume the defense of any Third Party Claim in accordance with this Section 10.04(c), the Indemnified Party may defend such claim and the expenses of such defense shall be included in the Indemnified Party’s Losses to the extent the other Losses arising from such Third Party Claim are subject to indemnification hereunder, and the Indemnifying Party may still participate in, but not control, the defense of such Third Party Claim at the Indemnifying Party’s sole cost and expense. Notwithstanding any other provision of this Agreement, the Indemnifying Party shall not enter into settlement of any Third Party Claim without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld, conditioned or delayed), except as provided in this Section 10.04(c); provided, that the Indemnified Party shall agree to any such settlement that the Indemnifying Party may recommend that by its terms (A) obligates the Indemnifying Party to pay the full amount of the liability in connection with such Third Party Claim, (B) releases the Indemnified Party completely and unconditionally from all liabilities and obligations in connection with such Third Party Claim, and (C) does not provide for any relief other than money damages and does not involve any finding or admission of any violation of Law or admission of any wrongdoing by any Indemnified Party. If a firm offer is made to settle a Third Party Claim without leading to liability or the creation of a financial or other obligation on the part of the Indemnified Party and provides, in customary form, for the release of each Indemnified Party from all liabilities in connection with such Third Party Claim and the Indemnifying Party desires to accept and agree to such offer, the Indemnifying Party shall give written notice to that effect to the Indemnified Party. If the Indemnified Party fails to consent to such firm offer within 10 days after its receipt of such notice, the Indemnified Party may continue to contest or defend such Third Party Claim and, in such event, the maximum liability of the Indemnifying Party as to such Third Party Claim shall not exceed the amount of such settlement offer. If the Indemnified Party fails to consent to such firm offer within 10 days after its receipt, the Indemnifying Party may settle the Third Party Claim upon the terms set forth in such firm offer to settle such Third Party Claim. If the Indemnified Party has assumed the defense of a Third Party Claim pursuant to this Section 10.04(c), it shall not agree to any settlement without the written consent of the Indemnifying Party (which consent shall not be unreasonably withheld, conditioned or delayed). All the Parties hereto shall use reasonable best efforts to cooperate in the defense or prosecution of any Third Party Claim. (d) Notwithstanding anything to the contrary herein, the provisions of Section 12.02 shall solely govern in respect of any Tax Contest. 10.05 Treatment of Indemnification Payments. All indemnification payments made hereunder shall be treated, to the extent permitted by Law, by all Parties as an adjustment of the Final Closing Consideration (but, for the avoidance of doubt, not an adjustment to Final Valuation). 74 [[6907028]] 10.06 Other Limitations. (a) Each Indemnified Party shall take, and cause its Affiliates to take, all reasonable steps to mitigate any Loss upon becoming aware of any fact, event, circumstance or condition that would be reasonably expected to, or does, give rise thereto, including incurring costs only to the minimum extent necessary to remedy the breach that gives rise to such Loss. Notwithstanding anything herein to the contrary, in no event shall the Buyer or any Buyer Indemnified Party be required to seek recovery from any customer, supplier, licensor or other Person with whom such Person has a material business relationship. (b) The amount of Losses that the Buyer Indemnified Parties (or any of them) may recover pursuant to Section 10.02 shall be reduced, on a dollar-for-dollar basis, by any amounts received by the Buyer Indemnified Parties (or any of them) in respect of the Losses forming the basis of such claim for recovery from a third party under any insurance policy (excluding the Representation and Warranty Policy) or other similar arrangement (net of any increases in premiums with respect thereto or other out-of-pocket expenses actually incurred in collecting such amount). (c) If, prior to the full release of the Indemnification Escrow Account pursuant to Section 10.07, a Buyer Indemnified Party recovers from a third party not affiliated with such Buyer Indemnified Party (excluding the Representation and Warranty Policy) any amount in respect of any Loss for which any release of any portion of the Indemnification Escrow Amount has been paid to (or made a payment on behalf of) a Buyer Indemnified Party pursuant to this Article X, such Buyer Indemnified Party shall deposit with the Escrow Agent the amount so recovered (net of any increases in premiums with respect thereto or other out-of-pocket expenses actually incurred in collecting such amount), but not in excess of any amount previously released from the Indemnification Escrow Amount to such Buyer Indemnified Party in respect of such claim. (d) In determining whether there existed a breach of or inaccuracy in any representation or warranty, and the amount of any Losses in respect of any such breach or inaccuracy, each representation and warranty contained in this Agreement shall be read without regard to any materiality, in any material respects, Material Adverse Effect or similar qualification contained in or otherwise applicable to such representation or warranty, in each case, other than with respect to the use of the defined term “Material Contract.” (e) Neither the Buyer Indemnified Parties nor the Seller Indemnified Parties shall be entitled to recover for the same Loss amount more than once under this Article X or otherwise under this Agreement or any other Transaction Agreement, even if a claim for indemnification or otherwise in respect of such Loss has been made as a result of a breach of more than one covenant, agreement or representation or warranty contained in this Agreement or any other Transaction Agreement. No Losses may be claimed or recovered by any Buyer Indemnified Party to the extent that such Losses were actually included in the Final Closing Consideration (or any component thereof). (f) The right of (i) any Buyer Indemnified Party to seek indemnification pursuant to this Article X shall not be affected or deemed waived by reason of the fact that, based 75 [[6907028]] on any facts or circumstances known, or that should have been known, to the Buyer or any other Buyer Indemnified Party, such Buyer Indemnified Party or any of its representatives knew, or should have known, that any representation or warranty is, was or might be inaccurate and (ii) any Seller Indemnified Party to seek indemnification pursuant to this Article X shall not be affected or deemed waived by reason of the fact that, based on any facts or circumstances known, or that should have been known, to the Seller Parties or any other Seller Indemnified Party, such Seller Indemnified Party or any of its representatives knew, or should have known, that any representation or warranty is, was or might be inaccurate. 10.07 Indemnification Escrow Release. Upon the 12-month anniversary of the Closing Date, the Unitholder Representative and the Buyer shall deliver joint written instructions to the Escrow Agent directing the Escrow Agent to release the then-remaining balance in the Indemnification Escrow Account (less any amount which is subject to a then-outstanding claim; provided that such amount shall be released to the applicable Persons promptly following the resolution of any such claim) promptly to the Paying Agent for further disbursement to the Blocker Sellers and Selling Securityholders in accordance with the Payment Schedule, pursuant to the terms of this Agreement and the Escrow Agreement. All payments made to the Blocker Sellers and Selling Securityholders pursuant to this Section 10.07 shall be treated, to the extent permitted by Law, by all Parties as an adjustment of the Closing Consideration. 10.08 Exclusive Remedy. Except as set forth in Section 1.06, Section 12.01 and Section 15.18, the Representation and Warranty Policy, the other Transaction Agreements and in the case of Fraud, the Parties acknowledge and agree that, from and after Closing, their sole and exclusive remedy with respect to any and all claims for any breach of any representation, warranty, covenant, agreement or obligation set forth herein or otherwise relating to the subject matter of this Agreement or the Transactions, shall be pursuant to the indemnification provisions set forth in this Article X. Nothing in this Section 10.08 shall limit any Person’s right to seek and obtain any specific performance, injunctive relief or other equitable relief to which any Person shall be entitled pursuant to Section 15.18 or to seek any remedy on account of any Fraud. ARTICLE XI TERMINATION 11.01 Termination. This Agreement may be terminated at any time prior to the Closing: (a) by the mutual written consent of the Buyer and the Company; (b) by the Buyer, if any of the representations or warranties of the Company or the General Partner set forth in Article III or of the Initial AQ Unitholder, the Blockers or Blocker Sellers set forth in Article IV shall not be true and correct, or if any of the Company, the General Partner, the Initial AQ Unitholder, the Blocker GPs, the Blocker Sellers or the Blockers have failed to perform any covenant or agreement on the part of such Party, as applicable, set forth in this Agreement (including an obligation to consummate the Closing), such that the conditions to the Closing set forth in Section 9.02(a) through Section 9.02(f) would not be satisfied as of the Closing Date and the breach or breaches causing such representations or warranties not to be true and correct, or the failure to perform any covenant or agreement, as applicable, are not cured within 76 [[6907028]] 20 Business Days after written notice thereof is delivered to the Company; provided, that the Buyer is not then in breach of this Agreement so as to cause the conditions to the Closing set forth in either Section 9.03(a) or Section 9.03(b) not to be satisfied as of the Closing Date; (c) by the Company, if any of the representations or warranties of the Buyer set forth in Article V shall not be true and correct, or if the Buyer has failed to perform any covenant or agreement on the part of the Buyer set forth in this Agreement (including an obligation to consummate the Closing), such that the conditions to the Closing set forth in either Section 9.03(a) or Section 9.03(b) would not be satisfied as of the Closing Date and the breach or breaches causing such representations or warranties not to be true and correct, or the failure to perform any covenant or agreement, as applicable, are not cured within 20 Business Days after written notice thereof is delivered to the Buyer; provided, that none of the Company, the General Partner, the Initial AQ Unitholder, the Blocker GPs, the Blocker Sellers or the Blockers are then in breach of this Agreement so as to cause the conditions to the Closing set forth in Section 9.02(a) through Section 9.02(f) not to be satisfied as of the Closing Date; provided, further, that neither the failure of the representations or warranties set forth in Section 5.07 to be true and correct nor the failure by the Buyer to deliver the payments as required by Section 2.02(a), or the failure by the Buyer to make loans under the Buyer Note as required by Section 1.01(a), in each case, at the Closing (or the date on which the Closing would have occurred but for the breach of this Agreement by the Buyer), shall be subject to cure hereunder unless otherwise agreed to in writing by the Company; (d) by either the Buyer or the Company if any Governmental Entity issues an Order permanently enjoining, or otherwise prohibiting, the Transactions shall have become final and non-appealable; provided, that the Party seeking to terminate this Agreement pursuant to this Section 11.01(d) is not then in breach of this Agreement; or (e) by either the Buyer or the Company, if the Transactions shall not have been consummated on or prior to October 2, 2025 (such date, the “Outside Date”) and the terminating Party shall not have breached in any material respect its obligations under this Agreement in any manner that shall have proximately caused the failure to consummate the Transactions on or before the Outside Date. 11.02 Effect of Termination. In the event this Agreement is terminated by either the Buyer or the Company as provided above, the provisions of this Agreement shall immediately become void and of no further force and effect (other than this Section 11.02, Section 12.01, Article XIV and Article XV, which shall survive the termination of this Agreement (other than the provisions of Section 15.18, which shall terminate)), and there shall be no liability on the part of any Party to one another, except for willful breaches of this Agreement prior to the time of such termination or for Fraud. For purposes of this Agreement, the failure to consummate the Closing pursuant to, and when required by, the terms of this Agreement shall constitute a willful breach hereunder. The Company may, on behalf of the Securityholders, petition a court to award damages in connection with any breach by the Buyer of the terms and conditions set forth in this Agreement and on behalf of the Securityholders and the Blocker Sellers, enforce such award and accept damages for such breach. No termination of this Agreement shall affect the obligations contained in the Company LPA, all of which obligations shall survive termination of this Agreement in accordance with their terms. For clarity, the terms of the Company LPA shall continue to survive any termination of this Agreement.

77 [[6907028]] ARTICLE XII ADDITIONAL COVENANTS 12.01 Unitholder Representative. (a) Appointment. In addition to the other rights and authority granted to the Unitholder Representative elsewhere in this Agreement, upon and by virtue of the approval of the requisite Securityholders and the Blocker Sellers, and by receiving the benefits thereof, including any consideration payable hereunder, by executing this Agreement, a Support Agreement or a Repurchase Agreement, as applicable, each of the Securityholders and the Blocker Sellers collectively and irrevocably constitutes and appoints the Unitholder Representative as of the Closing as its agent, attorney-in-fact and representative for all purposes in connection with this Agreement and the agreements ancillary hereto, including to do any and all things and execute any and all documents which the Unitholder Representative determines may be necessary, convenient or appropriate to facilitate the consummation of the Transactions or otherwise to perform the duties or exercise the rights granted to the Unitholder Representative hereunder and under the agreements ancillary hereto, including: (i) execution of the documents and certificates pursuant to this Agreement; (ii) receipt and, if applicable, forwarding of notices and communications pursuant to this Agreement; (iii) administration of the provisions of this Agreement; (iv) giving or agreeing to, on behalf of all or any of the Securityholders or the Blocker Sellers, as applicable, any and all consents, waivers, amendments or modifications deemed by the Unitholder Representative, in its sole and absolute discretion, to be necessary or appropriate under this Agreement and the execution or delivery of any documents that may be necessary or appropriate in connection therewith; (v) amending this Agreement or any of the instruments to be delivered to the Buyer pursuant to this Agreement; (vi) (A) disputing or refraining from disputing, on behalf of each Securityholder and Blocker Seller relative to any amounts to be received by such Securityholder or Blocker Seller, as applicable, under this Agreement or any agreements contemplated hereby, any claim made by the Buyer under this Agreement or other agreements contemplated hereby, (B) negotiating and compromising, on behalf of each such Securityholder or Blocker Seller, as applicable, any dispute that may arise under, and exercising or refraining from exercising any remedies available under, this Agreement or any other agreement contemplated hereby, and (C) executing, on behalf of each such Securityholder or Blocker Seller, as applicable, any settlement agreement, release or other document with respect to such dispute or remedy; and (vii) engaging attorneys, accountants, agents or consultants on behalf of each of the Securityholders and the Blocker Sellers in connection with this Agreement or any other agreement contemplated hereby and paying any fees related thereto; provided, however, that: (I) any amendment, modification or waiver of this Agreement that has, or would have, a material and adverse effect on the rights, preferences or privileges of one Blocker Seller in a manner that is disproportionate (for the avoidance of doubt, other than with respect to each such Blocker Seller’s pro rata portion of the Closing Consideration and any Additional Consideration) to the manner in which the rights, preferences or privileges of each other Blocker Seller are affected, shall not be effective as to such Blocker Seller without the prior written consent of such Blocker Seller, (II) no amendment, modification, or waiver of the restriction on any insurer under the Representation and Warranty Policy seeking to or enforcing any subrogation rights it may have against any Blocker Seller or any Blocker Seller’s Non-Recourse Parties under Section 15.17 shall be effective as to such Blocker Seller or its Non-Recourse Parties without the prior written consent of such Blocker Seller, (III) no settlement agreement, release or other 78 [[6907028]] document executed on behalf of any Blocker Seller pursuant to Section 12.01(a)(vi)(C) that requires action or payment from, or contains any restrictions with respect to, such Blocker Seller shall be effective as to such Blocker Seller without the prior written consent of such Blocker Seller (provided, that, for the avoidance of doubt, settlements concerning disputes under Section 1.05 shall be exclusively governed by such section and shall not require the prior written consent of any Blocker Seller) and (IV) the Representative Amount shall not be increased without the prior written consent of each Blocker Seller. Notwithstanding anything in this Agreement to the contrary, the Unitholder Representative will not be required to take any actions hereunder prior to Closing. All fees and expenses related to the engagement of the Unitholder Representative (the “Engagement Fee”) shall be paid 50% by the Buyer and 50% by the Seller Parties by treating such percentage as a Seller Expense. (b) Authorization. Notwithstanding Section 12.01(a), the Unitholder Representative shall be entitled to seek such further authorization from those certain Seller Parties that execute the Unitholder Representative Agreement (the “Advisory Committee”) prior to acting on behalf of the Seller Parties. The appointment of the Unitholder Representative is coupled with an interest and shall be irrevocable by any Securityholder and any Blocker Seller in any manner or for any reason. This authority granted to the Unitholder Representative shall not be affected by the death, illness, dissolution, disability, incapacity or other inability to act of any principal pursuant to any applicable Law. Shareholder Representative Services LLC hereby accepts its appointment as the initial Unitholder Representative. (c) Actions by the Unitholder Representative; Resignation; Vacancies. The Unitholder Representative may resign from its position as the Unitholder Representative at any time by written notice delivered to the Buyer and the Advisory Committee. If there is a vacancy at any time in the position of the Unitholder Representative for any reason, such vacancy shall be filled by the majority vote in accordance with the method set forth in Section 12.01(b). (d) No Liability. All acts of the Unitholder Representative hereunder in its capacity as such shall be deemed to be acts on behalf of the Securityholders and the Blocker Sellers and not of the Unitholder Representative individually. The Unitholder Representative shall not have any liability for any amount owed to the Buyer pursuant to this Agreement, including Section 1.05 or Section 1.06. The Unitholder Representative shall not be liable to the Company, the Buyer, the Blocker Sellers, the Securityholders or any other Person in his, her or its capacity as the Unitholder Representative for any liability of a Securityholder, the Blocker Sellers or otherwise, or for anything which it may do or refrain from doing in connection with this Agreement or any other Transaction Agreement, except in the case of the Unitholder Representative’s gross negligence or willful misconduct as determined in a final and non-appealable judgment of a court of competent jurisdiction. The Unitholder Representative shall not be liable to the Securityholders or the Blocker Sellers in his, her or its capacity as the Unitholder Representative, for any liability of a Securityholder or a Blocker Seller or otherwise, or for any error of judgment, or any act done or step taken or omitted by it in good faith, or for any mistake in fact or Law, or for anything which it may do or refrain from doing in connection with this Agreement or any other Transaction Agreement, except to the extent of the Unitholder Representative’s gross negligence or willful misconduct as determined in a final and non-appealable judgment of a court of competent jurisdiction. The Unitholder Representative may seek the advice of legal counsel in the event of any dispute or question as to the construction of any of the provisions of this Agreement or its 79 [[6907028]] duties or rights hereunder, and it shall incur no liability in its capacity as the Unitholder Representative to the Buyer, the Company, the Blocker Sellers, the Securityholders or any other Person and shall be fully protected with respect to any action taken, omitted or suffered by it in good faith in accordance with the advice of such counsel. The Unitholder Representative shall not by reason of this Agreement have a fiduciary relationship in respect of any Securityholder or the Blocker Seller. (e) Indemnification; Expenses. The Unitholder Representative may use the Representative Amount to pay any fees, costs, expenses or other obligations incurred by the Unitholder Representative acting in its capacity as such. Without limiting the foregoing, each Securityholder and Blocker Seller shall, based on their respective Pro Rata Share thereof (provided, that the indemnification provided to the Unitholder Representative shall in all cases sum to 100% coverage), indemnify the Unitholder Representative against any losses, liabilities and expenses (“Representative Losses”) arising out of or in connection with this Agreement and any related agreements, in each case as such Representative Loss is suffered or incurred; provided, that in the event that any such Representative Loss is finally adjudicated to have been caused by the fraud, gross negligence or willful misconduct by the Unitholder Representative (as determined in a final and non-appealable judgment of a court of competent jurisdiction), the Unitholder Representative will reimburse the Seller Parties the amount of such indemnified Representative Loss to the extent attributable to such fraud, gross negligence or willful misconduct. If not paid directly to the Unitholder Representative by any Seller Party, Representative Losses may be recovered by the Unitholder Representative from (i) the funds in the Representative Amount due to such Seller Party and (ii) any other funds that become payable to such Seller Party under this Agreement at such time as such amounts would otherwise be distributable to such Seller Party; provided, that, while the Unitholder Representative may be paid from the aforementioned sources of funds, this does not relieve any Seller Party from its obligation to promptly pay such Representative Losses as they are suffered or incurred. In no event will the Unitholder Representative be required to advance its own funds on behalf of the Seller Parties or otherwise. Notwithstanding anything in this Agreement to the contrary, any restrictions or limitations on liability or indemnification obligations of, or provisions limiting the recourse against non-parties otherwise applicable to, the Seller Parties set forth elsewhere in this Agreement are not intended to be applicable to the indemnities provided to the Unitholder Representative hereunder. The foregoing indemnities will survive the Closing, the resignation or removal of the Unitholder Representative or the termination of this Agreement. Any expenses or taxable income incurred by the Unitholder Representative in connection with this Agreement or any other Transaction Agreement shall not be the personal obligation of the Unitholder Representative but shall be payable by and attributable to the Securityholders and Blocker Sellers based on each such Securityholder’s or Blocker Seller’s Pro Rata Share. The Unitholder Representative may also from time to time submit invoices to the Securityholders and Blocker Sellers covering such expenses and liabilities, which shall be paid by the Securityholders and Blocker Sellers promptly following the receipt thereof based on their respective Pro Rata Share. 12.02 Certain Tax Matters. (a) Tax Returns. 80 [[6907028]] (i) The Buyer shall prepare, or cause to be prepared, and timely file or cause to be timely filed, all Tax Returns (including Pass-Through Tax Returns) of the Group Companies and the Blockers for Pre-Closing Tax Periods (including any Straddle Period) that are required to be filed after the Closing Date (the “Buyer Prepared Tax Returns”). The Buyer shall provide the Unitholder Representative with a draft of any such Buyer Prepared Tax Returns that is a Pass-Through Tax Return and other material Tax Return for the Unitholder Representative’s review and comment at least 30 days prior to the due date thereof giving effect to any extensions thereto (except where such 30-day period is not practical, in which case as soon as practical). The Buyer shall incorporate any reasonable comments of the Unitholder Representative on such Buyer Prepared Tax Returns with respect to the Pre-Closing Tax Period of such Buyer Prepared Tax Return received within 20 days of the Unitholder Representative receiving a draft of such Tax Return (except where such 20-day period is not practical, in which case as soon as practical). (ii) The Buyer shall prepare the Pass-Through Tax Returns for any Straddle Period using the interim closing method under Treasury Regulation Section 1.706-4(a)(3)(iii). (iii) The Buyer shall make, or cause to be made, an election under Section 754 of the Code (or any comparable provision of applicable law) on the U.S. federal income Tax Return (or any other applicable Tax Return) of any Group Company that is treated as a partnership for U.S. federal income tax purposes during the taxable period that includes the Closing Date, unless such election already is in effect for such taxable period. (iv) To the maximum extent allowed under applicable Law, all Transaction Tax Deductions or other payments economically borne by the Securityholders or Blocker Sellers pursuant to this Agreement shall be allocated to a Pre-Closing Tax Period, and any items of income, gain, loss and deduction attributable to transactions outside the Ordinary Course of Business after the time of the Closing shall not be taken into account in a Pre-Closing Tax Period. All Buyer Prepared Tax Returns shall be prepared and filed in a manner consistent with this Section 12.02(a)(iv). (b) Straddle Period. For purposes of determining Taxes of the Group Companies pursuant to this Agreement, in the case of any Straddle Period, the amount of any Taxes not based upon or measured by income or gain, proceeds, receipts, sales, activities, transactions or the level of any item for the portion of the Straddle Period ending on the Closing Date shall be deemed to be the amount of such Tax for the entire Tax period, multiplied by a fraction, the numerator of which is the number of days in the Straddle Period ending on the Closing Date and the denominator of which is the number of days in such Straddle Period. The amount of any other Taxes for a Straddle Period that relate to the portion of the Tax period ending on the Closing Date shall be determined based on an interim closing of the books as of the close of business on the Closing Date (and for such purpose, the Tax period of any pass-through entity for applicable Tax purposes in which a member of the Group Companies directly or indirectly holds an interest shall be deemed to terminate at such time); provided, however, that any item determined

81 [[6907028]] on an annual or periodic basis relating to property owned by the Group Companies prior to Closing (such as deductions for depreciation or real estate Taxes) shall be apportioned on a daily basis. (c) Post-Closing Actions. Without the prior written consent of the Unitholder Representative (not to be unreasonably withheld, conditioned or delayed), the Buyer shall not, and shall cause its Affiliates (including, after the Closing, the Group Companies) not to, (i) re-file, supplement or amend any Tax Return of the Group Companies and the Blockers for a Pre-Closing Tax Period (including any Straddle Period); (ii) file any ruling or request with any Governmental Entity with respect to any Tax Return of the Group Companies and the Blockers for a Pre-Closing Tax Period (including any Straddle Period); (iii) make or initiate any voluntary contact with any Governmental Entity (including any voluntary disclosure agreement or similar process) with respect to the filing of any Tax Return of the Group Companies and the Blockers for a Pre-Closing Tax Period (including any Straddle Period), including in any jurisdictions where a Group Company or Blocker did not file a Tax Return; (iv) make or change any Tax election or accounting method that relates to, or is retroactive to, any Tax Return of the Group Companies and the Blockers for a Pre-Closing Tax Period (including any Straddle Period); or (v) extend or waive the applicable statute of limitations with respect to a Tax of the Group Companies and the Blockers that relates to Tax Return for a Pre-Closing Tax Period (including any Straddle Period), in each case, to the extent the same would reasonably be expected to (A) materially impact Taxes of the Securityholders (or their direct or indirect owners) or (B) result in an indemnity obligation of the Selling Securityholders or the Blocker Sellers under Article X. The Buyer shall not, and shall not permit any of its Affiliates to, make any election under Sections 336 or 338 of the Code (or election to similar effect) with respect to the Transactions. (d) Tax Contests. (i) From the date hereof until the earlier of the termination of this Agreement and the Closing, the Company, the Seller Parties or the Blocker Sellers shall, following the receipt of a notice, notify the Buyer of any material Tax-related audit, claim, Action, investigation, assessment or other proceeding that is or becomes pending against or with respect to any Group Company or the Blockers, as applicable. (ii) The Buyer shall notify the Unitholder Representative and the Unitholder Representative shall notify the Buyer, in each case, promptly following the receipt of any notice, or becoming aware of any audit or other similar examination with respect to any Tax Return of any Group Company or the Blockers for a Pre-Closing Tax Period (including any Straddle Period) that is reasonably expected to (i) materially impact Taxes of the Securityholders (or their direct or indirect owners) or (ii) result in an indemnity obligation of the Selling Securityholders or the Blocker Sellers under Article X (each, a “Tax Contest”). The Buyer shall be entitled to control the conduct of any Tax Contest (at the sole cost and expense of the Buyer) and shall (A) allow the Unitholder Representative to, at the Seller Parties’ sole cost and expense, have the right to participate in such Tax Contest (including in any material in-person or telephonic conferences and in preparing any material written submissions), (B) keep the Unitholder Representative reasonably apprised of the progress of such Tax Contest, (C) conduct such Tax Contest diligently and in good faith and without regard to any indemnity obligation of the Selling Securityholders and (D) not settle compromise, litigate, or otherwise dispose of any item 82 [[6907028]] subject to such Tax Contest without the Unitholder Representative’s prior written consent (not to be unreasonably withheld, conditioned or delayed). This Section 12.02(d)(i) shall not apply to a Pre-Closing Partnership Audit, which shall be governed by Section 12.02(d)(ii). (iii) The Unitholder Representative shall be entitled to control the conduct of any Tax audit or other proceeding of the Group Companies governed by the Partnership Tax Audit Rules that relates to a Pre-Closing Tax Period or Straddle Period (each, a “Pre-Closing Partnership Audit”). The Unitholder Representative shall (A) allow the Buyer to, at its sole cost and expense, have the right to participate in a Pre-Closing Partnership Audit (including in any material in-person or telephonic conferences and in preparing any material written submissions), (B) keep the Buyer reasonably apprised of the progress of such Pre-Closing Partnership Audit, and (C) not settle compromise, litigate, or otherwise dispose of any item subject to such Pre-Closing Partnership Audit without the Buyer’s prior written consent (not to be unreasonably withheld, conditioned or delayed); provided, however, that Buyer shall have the right to make, or to cause the applicable Group Company to make, a Push-Out Election in connection with such Pre-Closing Partnership Audit pursuant to Section 12.02(d)(iv). With respect to any Pre-Closing Partnership Audit, notwithstanding any provision of the A&R Company LPA (or the governing documents of any Group Company) to the contrary, to the maximum extent permitted by Law, the Parties agree that if the “partnership representative” of any Group Company receives notice of such Pre-Closing Partnership Audit, the “partnership representative” shall, and the Seller Parties shall cause the “partnership representative” to, promptly notify the Buyer and the Unitholder Representative of such Pre-Closing Partnership Audit. The Unitholder Representative may elect to control such Pre-Closing Partnership Audit pursuant to this Section 12.02(d)(iii) by written notice to the Buyer. If the Unitholder Representative elects not to control such Pre-Closing Partnership Audit pursuant to this Section 12.02(d)(iii), (x) the “partnership representative” of the applicable Group Company shall, and the Seller Parties shall cause the “partnership representative” to, resign as soon as reasonably practicable in accordance with Treasury Regulation Section 301.6223-1(d) (and any similar provision of state or local Law), (y) the Seller Parties shall cooperate with the applicable Group Company and the Buyer to designate a new “partnership representative” selected by the Buyer and (z) prior to such resignation, the “partnership representative” of the applicable Group Company shall not, and the Seller Parties shall cause the “partnership representative” not to, take an action that would reasonably be expected to impair or compromise the conduct of such Pre-Closing Partnership Audit or otherwise impede the right of Buyer to control such Tax Contest as provided in this Section 12.02(d)(iii). (iv) Notwithstanding anything in this Agreement or any other Organizational Documents to the contrary, the Buyer may make, or cause to be made, an election under Section 6226(a) of the Code with respect to any Pre-Closing Tax Period (including any Straddle Period) of any Group Company for which the Partnership Tax Audit Rules apply (a “Push-Out Election”). 83 [[6907028]] (e) Tax Refunds. (i) Except to the extent included as an asset in the calculation of the Final Valuation, the Securityholders and Blocker Sellers shall be entitled to fifty percent (50%) of any Tax Refund (A) of Taxes paid by the Group Companies with respect to any Pre-Closing Tax Period, (B) that equals or exceeds $35,000 and (C) that the Group Companies become entitled to or receive within 12 months of the Closing Date, except to the extent such Tax Refund arises as the result of a carryback of a loss or other Tax benefits from a Tax period (or portion thereof) beginning after the Closing Date; provided, that the aggregate amount of Tax Refunds that the Securityholders and Blocker Sellers shall be entitled to under this Section 12.02(e) shall not exceed the Indemnification Escrow Amount. (ii) The Buyer shall pay, or cause to be paid, to the Paying Agent (for the benefit of, and further distribution to the Securityholders or the Blocker Sellers, as applicable, any amount of Tax Refunds (net of the Buyer’s or the Group Companies’, as applicable, reasonable out-of-pocket costs and expenses to obtain such refunds, including Taxes) to which the Securityholders or the Blocker Sellers are entitled to pursuant to Section 12.02(e)(i) within five Business Days of the receipt of the applicable Tax Refund in cash (or as an actual reduction of Taxes owed) by the Buyer or its Affiliates (including the Group Companies). The Buyer and its Affiliates (including the Group Companies) shall request a Tax Refund in cash (rather than a credit against future Taxes) with respect to all Pre-Closing Tax Periods and shall take all steps reasonably required to apply for and obtain any Tax Refund described in Section 12.02(e)(i) in cash, including using all available short-form or accelerated procedures, including IRS Form 4466, to request such Tax Refunds. If a Tax Refund paid to a Securityholder or a Blocker Seller pursuant to this Section 12.02(e)(ii) subsequently is disallowed by any taxing authority, the Securityholder or Blocker Seller, as applicable, shall promptly pay, or cause to be paid, the amount of such disallowed Tax Refund to the Buyer or the Group Companies, as applicable. (f) Transfer Taxes. All transfer, documentary, sales, use, stamp, registration and other such Taxes, and all conveyance fees, recording charges and other fees and charges (including any penalties and interest) (such Taxes, fees and charges, “Transfer Taxes”) incurred in connection with consummation of the Transactions other than the Pre-Closing Reorganization shall be borne 50% by the Buyer and 50% by the Seller Parties. The Buyer shall pay when due such Transfer Taxes and shall file all necessary Tax Returns and other documentation with respect to all such Transfer Taxes (and, for the avoidance of doubt, such Transfer Taxes shall not be deemed Seller Expenses or Transaction Expenses hereunder). The Seller Parties shall promptly reimburse the Buyer for (i) any Transfer Taxes borne by the Seller Parties pursuant to this Section 12.02(f) and (ii) 50% of any expenses of the Buyer related to the preparation and filing of any necessary Tax Returns and other documentation with respect to such Transfer Taxes. Notwithstanding anything to the contrary in this Section 12.02(f), Transfer Taxes arising from the Pre-Closing Reorganization shall be borne wholly by the Seller Parties and the Seller Parties shall pay when due all such Transfer Taxes and shall, at the expense of the Seller Parties, file all necessary Tax Returns and other documentation with respect to such Transfer Taxes. 84 [[6907028]] (g) Cooperation. The Buyer and the Unitholder Representative (to the extent of information in their possession) shall cooperate fully, and to the extent reasonably requested, in connection with (i) the filing of Tax Returns and (ii) any audit, litigation or other proceeding with respect to Taxes and Tax Returns. Such cooperation shall include the retention, and (upon the other Party’s request) the provision, of records and information which are reasonably relevant to any such audit, litigation or other proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder; provided, that the Party requesting assistance shall pay the reasonable out-of-pocket expenses incurred by the Party providing such assistance; provided, further, that no Party shall be required to provide assistance at times or in amounts that would interfere unreasonably with the business and operations of such Party. (h) Withholding Certificates. On or prior to Closing, (i) the Company shall provide to the Buyer a certification by each Blocker and a notice to the IRS meeting the requirements of Treasury Regulation Sections 1.1445-2(c)(3) and 1.897-2(h), and (ii) each Securityholder shall provide to the Buyer a duly executed IRS Form W-9; provided, however, that the Buyer’s sole recourse against the failure to provide any documents described in this Section 12.02(h) shall be to withhold Taxes in accordance with Section 1.08. (i) Intended Tax Treatment. The Parties agree that (i) any distribution of cash (by redemption or otherwise) from the Blockers in connection with the Transactions will be integrated with the Blocker Equity Purchases under the principles of Zenz v. Quinlivan, 213 F.2d 914 (6th Cir. 1954) and treated as sale or exchange transactions governed by Section 302(b) of the Code, (ii) the purchase and acquisition by the Buyer of the Primary Units and purchase and acquisition by the Company of the Aggregate Equity-Financed Repurchased Units will be treated as a disguised sale of the Aggregate Equity-Financed Repurchased Units under Section 707 of the Code, (iii) neither the Initial AQ Unitholder, nor the members of the Initial AQ Unitholder, nor the AFSF V Blocker will be treated as recognizing gain under Section 731 of the Code as a result of the Aquiline Debt-Financed Repurchase or the subsequent distribution by the Initial AQ Unitholder to its members of their pro rata shares of the Aquiline First Repurchase Payment (including by reason of Section 752 of the Code), in each case, to the extent such distributions are not in excess of the tax basis of the applicable distributee, and (iv) the Aggregate Debt-Financed Repurchase will not be treated as giving rise to a distribution to which Section 751(b) of the Code applies. (j) Purchase Price Allocation. (i) The Final Closing Consideration, and all other items required under the Code, and excluding any such amounts attributable to the Blocker Sellers, shall be allocated among the assets of the Company for Tax purposes in accordance with Sections 755 and 1060 of the Code and the Treasury Regulations thereunder (and any similar provisions of state, local or non U.S. Law, as appropriate). The Unitholder Representative shall prepare a statement setting forth such allocation (the “Purchase Price Allocation Statement”), which shall be prepared in accordance with the principles set forth on the Purchase Price Allocation Schedule attached hereto as Exhibit D (the “Purchase Price Allocation Schedule”). In connection with the Unitholder Representative’s preparation of the Purchase Price Allocation Statement, the Buyer and the Company shall use

85 [[6907028]] commercially reasonable efforts to facilitate the Unitholder Representative’s utilization of the Company’s existing tax return preparation firm(s) (the “Accounting Firm”), including (i) providing reasonable access to the Company’s books and records and accounting staff and (ii) taking such reasonable steps as may be necessary to cause the Accounting Firm to take direction from the Unitholder Representative. The Unitholder Representative shall deliver the Purchase Price Allocation Statement to the Buyer within 60 days after the Final Closing Consideration is finally determined pursuant to Section 1.05. The Buyer shall have 60 days after receipt of the Purchase Price Allocation Statement within which to review and consent to the Unitholder Representative’s determination. If the Buyer does not object in writing to the Purchase Price Allocation Statement during such period, it shall become the “Purchase Price Allocation.” If the Buyer objects in writing during such period, then the Unitholder Representative and the Buyer shall cooperate in good faith to resolve any disputed items for 30 days following the Buyer’s objection. If the Unitholder Representative and the Buyer cannot resolve such disputed items within the 30 days following the Buyer’s objection, the Unitholder Representative and the Buyer shall submit the unresolved disputed items to the Dispute Resolution Expert for resolution in accordance with the principles of Section 1.05. Once the Purchase Price Allocation is finalized in accordance with the above procedures, it shall be binding upon the parties for all Tax purposes. The Parties shall report, act and file Tax Returns (including IRS Forms 8308 and the informational statements required pursuant to Treasury Regulation Section 1.751- 1(a)(3)) in all respects and for all purposes consistent with the Purchase Price Allocation. The Parties shall not take, or permit their Affiliates to take, any position (whether on any Tax Return or otherwise) that is inconsistent with the Purchase Price Allocation unless required to do so by applicable Law; provided, however, that this Section 12.02(i) shall not be construed as requiring any Party to litigate a disputed position before any court. (ii) Notwithstanding anything herein to the contrary, any subsequent adjustments or amounts properly treated as adjustments to the purchase price shall be incorporated into the Purchase Price Allocation as mutually agreed to by the Unitholder Representative and the Buyer in accordance with the underlying Purchase Price Allocation Schedule. 12.03 Notification. From the date hereof until the earlier of the termination of this Agreement and the Closing, if after the date of this Agreement the Buyer, the Company, the Initial AQ Unitholder, either Blocker, either Blocker Seller or either Blocker GP has knowledge of any fact or condition that constitutes (i) a breach of any representation or warranty made by it contained in this Agreement or (ii) a breach or failure to comply with or satisfy any covenant or agreement to be complied with or satisfied by it under this Agreement, in each case, that would cause the conditions set forth in Section 9.02 or Section 9.03, as applicable, not to be satisfied as of the Closing Date, such Party shall promptly disclose to the other Parties such breach; provided, that (A) no such notification shall affect the representations, warranties, covenants or agreements of the Parties or the conditions to the obligations of the parties under this Agreement, (B) any failure to give any such notification shall not in and of itself be deemed to constitute the failure of any condition set forth in Section 9.02 or Section 9.03, as applicable, to be satisfied and (C) any failure to give any such notification required by the foregoing clause (i) shall not, in and of itself, give rise to a claim for a failure to comply with or satisfy any covenant or agreement in respect of the underlying breach or failure to be true and correct of the representation or warranty. 86 [[6907028]] 12.04 Release. (a) Effective as of the Closing, each of the Buyer, the Group Companies, the Blockers and their respective Affiliates, successors and assigns, hereby fully and unconditionally releases, acquits and forever discharges the Group Companies, the Initial AQ Unitholder, the Blocker Sellers, each holder of Units and each of their respective Affiliates, and each of any such Person’s respective former, current and future equityholders, controlling persons, directors, officers, employees, agents, representatives, Affiliates, members, managers, general or limited partners, or assignees (collectively, the “Buyer Released Persons”) from any and all manner of actions, causes of actions, claims, obligations, demands, damages, costs, expenses, compensation or other relief, whether known or unknown, whether at law or in equity, to the extent arising out of or relating to or accruing from the Seller Parties’ ownership of, or any such Buyer Released Persons’ service as a director or manager of, any Group Company or any Blocker prior to the Closing, except for any of the foregoing to the extent (i) set forth in this Agreement or the other Transaction Agreements or (ii) arising out of Fraud. (b) Effective as of the Closing, each of the Seller Parties and their respective Affiliates, successors and assigns, hereby fully and unconditionally releases, acquits and forever discharges the Buyer, the Group Companies, the Blockers and each of their respective Affiliates, and each of any such Person’s respective former, current and future equityholders, controlling persons, directors, officers, employees, agents, representatives, Affiliates, members, managers, general or limited partners, or assignees (collectively, the “Seller Released Persons” and, together with the Buyer Released Persons, the “Released Persons”) from any and all manner of actions, causes of actions, claims, obligations, demands, damages, costs, expenses, compensation or other relief, whether known or unknown, whether at law or in equity, to the extent arising out of or relating to or accruing from the Seller Parties’ ownership of, or any such Seller Released Persons’ service as a director or manager of, any Group Company or any Blocker prior to the Closing, except for any of the foregoing to the extent (i) set forth in this Agreement or the other Transaction Agreements, (ii) relating to rights of the D&O Indemnified Parties to indemnification, exculpation and advancement of expenses existing as of the date of this Agreement, as provided in any Blocker’s or any Group Company’s Organizational Documents in effect as of the date hereof, (iii) relating to accrued but unpaid compensation, perquisites or other benefits due to an employee of, or vendor or independent contractor to, the Seller Released Person by any Group Company, or (iv) arising out of Fraud. 12.05 Disclosure Schedules. All Disclosure Schedules attached hereto (each, a “Schedule” and, collectively, the “Disclosure Schedules”) are incorporated herein and expressly made a part of this Agreement as though completely set forth herein. All references to this Agreement herein or in any of the Disclosure Schedules shall be deemed to refer to this entire Agreement, including all Disclosure Schedules. The Disclosure Schedules have been arranged for purposes of convenience in separately numbered sections corresponding to the sections of this Agreement; however, any item disclosed in any part, subpart, Section or subsection of the Disclosure Schedules referenced by a particular Section or subsection in this Agreement shall be deemed to have been disclosed with respect to every other Section and subsection in this Agreement, if (and only if) (i) the relevance of such disclosure to such other Section or subsection is reasonably apparent on its face, notwithstanding the omission of an appropriate cross-reference, or (ii) such item is cross-referenced in such part, subpart, Section or subsection of the Disclosure 87 [[6907028]] Schedules. Any item of information, matter or document disclosed or referenced in, or attached to, the Disclosure Schedules shall not (a) be used as a basis for interpreting the terms “material”, “Material Adverse Effect” or other similar terms in this Agreement or to establish a standard of materiality, (b) represent a determination that such item or matter did not arise in the Ordinary Course of Business, (c) be deemed or interpreted to expand the scope of any Party’s representations and warranties, obligations, covenants, conditions or agreements contained herein, (d) constitute, or be deemed to constitute, an admission of liability or obligation regarding such matter, (e) represent a determination that the consummation of the Transactions requires the consent of or notice to any third party, (f) constitute, or be deemed to constitute, an admission to any third party concerning such item or matter or (g) constitute, or be deemed to constitute, an admission or indication by any Party that such item meets any or all of the criteria set forth in this Agreement for inclusion on the Disclosure Schedules. No reference on the Disclosure Schedules to any Contract shall be construed as an admission or indication that such Contract is enforceable or currently in effect or that there are any obligations remaining to be performed or any rights that may be exercised under such Contract. No disclosure on the Disclosure Schedules relating to any possible breach or violation of any agreement or Law shall be construed as an admission or indication that any such breach or violation exists or has actually occurred. Matters reflected in the Disclosure Schedules are not necessarily limited to matters required by this Agreement to be reflected in the Disclosure Schedules. Such additional matters may be set forth for informational purposes and do not necessarily include other matters of a similar nature. The specification of any dollar amount in the representations or warranties contained in this Agreement or included in the Disclosure Schedules is not, in and of itself, intended to imply that such amounts, or higher or lower amounts or other items, are or are not material, and no party shall use the fact of the setting of such amounts in any dispute or controversy as to whether any obligation, item or matter not described therein or included in the Disclosure Schedules is or is not material for purposes of this Agreement. The headings of the Disclosure Schedules are for convenience of reference only and shall not be deemed to expand or limit the effect of the disclosures contained in the Disclosure Schedules or to expand or limit the scope of the information required to be disclosed in the Disclosure Schedules. The descriptions of agreements and documents in the Disclosure Schedules are summaries only and are qualified in their entirety by the specific terms of such agreements or documents. Capitalized terms used on the Disclosure Schedules and not otherwise defined therein have the meanings given to them in this Agreement. ARTICLE XIII GUARANTEE FROM THE GUARANTOR 13.01 Guarantee. (a) The Guarantor hereby absolutely, unconditionally and irrevocably guarantees to the Seller Parties, as primary obligor and not merely as a surety, (i) the due and punctual payment of all monetary obligations of the Buyer under this Agreement and the other Transaction Agreements to which the Buyer is a party and (ii) the full and complete performance of all covenants and agreements of the Buyer and WM Phoenix GP under this Agreement and the other Transaction Agreements to which the Buyer is a party (the obligations of the Guarantor specified in clauses (i) and (ii) above, collectively, the “Guaranteed Obligations”). 88 [[6907028]] (b) The guarantee contained in this Article XIII shall remain in full force and effect until all of the Guaranteed Obligations shall have been indefeasibly paid, observed, performed, satisfied by payment and discharged in full. 13.02 Nature of Guarantee. The Guarantor guarantees that the Guaranteed Obligations will be duly and punctually paid and performed in accordance with the terms of this Agreement and the other Transaction Agreements to which the Buyer is a party. If for any reason the Buyer shall fail or be unable to duly and punctually pay or perform, or cause to be duly and punctually paid or performed, the Guaranteed Obligations as and when the same shall become due and payable, the Guarantor shall, subject to the terms and conditions of this Article XIII, forthwith duly and punctually pay or perform, or cause to be duly and punctually paid or performed, such Guaranteed Obligations. The Guarantor further agrees that the guarantee contained in this Article XIII (the “Guarantee”) constitutes a guarantee of payment and performance when due and not of collection and is in no way conditioned or contingent upon any attempt to collect from the Company. The Guarantor acknowledges and agrees that (a) the Company may bring and prosecute a separate action or actions against the Guarantor in respect of the payment, performance and discharge of the Guaranteed Obligations, regardless of whether an action is brought against the Buyer or whether the Buyer is joined in any such action or actions, and (b) the Company is not obligated to file any claim relating to the Guaranteed Obligations in the event that the Buyer becomes subject to a bankruptcy, reorganization or similar proceeding, and the failure of the Company to so file shall not affect the Guarantor’s obligations hereunder. In the event that any payment hereunder is rescinded or returned for any reason, the Guarantor shall remain liable hereunder as if such payment had not been made. 13.03 Changes in Obligations; Certain Waivers. (a) The Guarantor agrees that the Buyer may, in its sole discretion, at any time and from time to time, without notice to or further consent of the Guarantor, extend the time of payment, performance or discharge of any of the Guaranteed Obligations, and may also make any agreement with the Company or any other Person interested in the Transactions for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms of this Agreement or any agreement between the Buyer and the other Parties or any such other Person without in any way affecting the Guarantor’s obligations under the Guarantee or the validity or enforceability of the Guarantee. The Guarantor agrees that its obligations hereunder shall not be released or discharged, in whole or in part, or otherwise affected by: (i) the failure or delay on the part of the Company to assert any claim or demand or to enforce or exhaust any right, remedy, privilege or power against the Buyer or any other Person; (ii) any change in the time, place or manner of payment, performance or discharge of any of the Guaranteed Obligations, or any rescission, waiver, compromise, consolidation or other amendment or modification of any of the terms or provisions of this Agreement or any other agreement evidencing, securing or otherwise executed in connection with any of the Guaranteed Obligations; (iii) the addition, substitution or release of the Buyer or any other Person; (iv) any change in the legal existence, structure or ownership of the Buyer or any other Person; (v) any insolvency, bankruptcy, dissolution, receivership, reorganization or other similar proceeding affecting the Buyer or any other Person; (vi) the existence of any claim, set-off or other right which the Guarantor may have at any time against the Buyer or the Company or any of its Affiliates, whether in connection with the Guaranteed Obligations or otherwise, except as expressly provided in this

89 [[6907028]] Agreement; (vii) the adequacy of any means the Company may have of obtaining payment, performance or discharge in respect of the applicable Guaranteed Obligations or (viii) the value, genuineness, validity, regularity, illegality or enforceability of this Agreement or any other agreement or instrument referred to herein or therein. To the fullest extent permitted by Law, the Guarantor hereby irrevocably and expressly waives any and all rights or defenses arising by reason of any Law which would otherwise require any election of remedies by the Company. The Guarantor irrevocably and expressly waives in advance promptness, diligence, notice of the acceptance of the Guarantee and of the Guaranteed Obligations, presentment, demand for payment, notice of non-performance, default, dishonor and protest, notice of any obligations incurred and all other notices of any kind (except for notices to be provided in accordance with this Agreement), all defenses which may be available by virtue of any valuation, stay, moratorium or other similar Law now or hereafter in effect or any right to require the marshalling of assets of the Buyer or any other Person and all suretyship defenses generally (other than defenses to the payment of the applicable Guaranteed Obligations that are available to the Buyer under this Agreement or breach by the Company of the Guarantee). The Guarantor acknowledges that it will receive substantial direct and indirect benefits from the Transactions and that the waivers set forth in the Guarantee are knowingly made in contemplation of such benefits. (b) The Guarantor hereby covenants and agrees that it shall not directly or indirectly institute, and shall cause its Affiliates not to institute, any proceeding asserting or assert as a defense in any proceeding, and shall cause its Affiliates not to directly or indirectly institute any proceeding asserting or assert as a defense in any proceeding, in each case, solely with respect to this Guarantee, (i) that (x) the Company has an adequate remedy at law or (y) an award of specific performance is not an appropriate remedy for any reason at law or equity or (ii) the illegality, invalidity or unenforceability in accordance with its terms of the Guarantee. (c) Unless and until all applicable amounts payable by the Guarantor under the Guarantee shall have been paid in full in immediately available funds, the Guarantor hereby unconditionally and irrevocably waives, and agrees not to exercise, any rights that it may now have or hereafter acquire against the Company or any other person that arise from the existence, payment, performance, discharge or enforcement of the Guarantor’s obligations under or in respect of this Guarantee or any other agreement in connection therewith, including any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Company against the Buyer or any other person, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including the right to take or receive from Buyer or any other person, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, and the Guarantor shall not exercise any such rights. If any amount shall be paid to the Guarantor in violation of the immediately preceding sentence at any time prior to the payment in full in immediately available funds of all amounts payable by the Guarantor under the Guarantee, such amount shall be received and held in trust for the benefit of the Company, shall be segregated from other property and funds of the Guarantor and shall forthwith be promptly paid or delivered to the Company in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to all amounts payable, or thereafter to become payable, by the Guarantor under the Guarantee. 90 [[6907028]] 13.04 Representations and Warranties of the Guarantor. Solely for the purpose of this Article XIII, the Guarantor represents and warrants to the Company as follows: (a) Organization. The Guarantor is an exempted limited company duly organized, validly existing and in good standing under the laws of Bermuda, has all requisite power and authority necessary to carry on its business as it is now being conducted and to own, lease and operate its assets and properties in all material respects. (b) Corporate Authorization and No Contravention. The Guarantor has all corporate power and authority necessary to execute and deliver this Agreement and to perform its obligations in connection with the Guarantee. The execution and delivery of this Agreement and the performance of the obligations under the Guarantee have been duly and validly authorized by the board of directors of the Guarantor and no other proceedings on the part of the Guarantor are necessary to authorize this Agreement or the performance of the Guarantor’s obligations under the Guarantee and does not contravene or constitute a default under (i) any applicable law, rule or regulation, (ii) its Organizational Documents or (iii) any material agreement, material Contract, order or other material instrument to which it is a party or its property is subject, except where such contravention or default would not, and would not reasonably be expected to, affect the ability of the Guarantor to perform its obligations under this Agreement. (c) Binding Effect. This Guarantee constitutes a valid and binding agreement of the Guarantor, enforceable against the Guarantor in accordance with its terms, subject to the application of the Bankruptcy and Equity Exceptions. (d) No Consent Required. Assuming the accuracy of the representations and warranties of the Company and the General Partner set forth in Section 3.03(b) and of the Initial AQ Unitholder, the Blocker Sellers and the Blockers set forth in Section 4.02(b), no consent, approval, order or authorization of, action by or in respect of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to the Guarantor in connection with the execution and delivery of this Agreement by the Guarantor, except such consents, approvals, orders, authorizations, actions, registrations, declarations, waivers, filings and notices the failure of which to be obtained or made, individually or in the aggregate, would not reasonably be expected to affect the ability of the Guarantor to perform its obligations under this Agreement. (e) Financial Capacity. The Guarantor has, and at all relevant times will have, the financial capacity to pay, perform and discharge its obligations under this Guarantee, and immediately available funds necessary for the Guarantor to fulfill its obligations under this Guarantee shall be available to the Guarantor for so long as this Guarantee shall remain in effect in accordance with this Article XIII. 13.05 Sole Obligation of the Guarantor. Other than Section 15.17, this Article XIII contains the only provisions in this Agreement that are applicable to the Guarantor. The Guarantor shall not have any obligations under this Agreement other than those expressly set forth in this Article XIII. 91 [[6907028]] ARTICLE XIV DEFINITIONS 14.01 Definitions. For purposes hereof, the following terms when used herein shall have the respective meanings set forth below: “A&R Company LPA” means the Fourth Amended & Restated Limited Partnership Agreement of the Company, in the form attached hereto as Exhibit B (together with such revisions agreed to by the Company and the Buyer), to be entered into by the Company, the General Partner, the WM Phoenix GP, each of the Rolling Securityholders, the Buyer, AFSF V Blocker, Co-Invest Blocker and AFSF V AIV as of the Closing. “A&R Shared Blocker LPA” means the Amended & Restated Limited Partnership Agreement of the AFSF V Blocker, which shall contain the principal terms set forth on Exhibit I, to be entered into by the AFSF V Blocker Seller, the AFSF V Blocker GP, the Shared Blocker GP and the Buyer as of the Closing. “A&R WM Phoenix GP LLCA” means the First Amended & Restated Limited Liability Company Agreement of the WM Phoenix GP, in the form attached hereto as Exhibit C (together with such revisions agreed to by the Company and Buyer), to be entered into by the Company and the WM Phoenix GP as of the Closing. “Accounting Principles” means (i) the accounting principles, practices, procedures, policies and methods (with consistent classifications, judgments, elections, inclusions, exclusions and valuation and estimation methodologies) set forth on Exhibit G; (ii) to the extent not inconsistent with clause (i) and GAAP, the accounting principles, practices, procedures, policies and methods used and applied by the Group Companies in the preparation of the audited Financial Statements as of December 31, 2024; and (iii) to the extent not inconsistent with clauses (i) or (ii), GAAP as in effect as of the date hereof. “Additional Consideration” means, as of any date of determination, without duplication, any purchase price adjustments arising under Section 1.06 or any release from the Indemnification Escrow Account pursuant to Section 10.07 payable to the Selling Securityholders and the Blocker Sellers (including, if applicable, the Escrow Excess Amount), plus the amount, if any, of the Representative Amount returned to the Selling Securityholders or the Blocker Sellers by the Unitholder Representative pursuant to Section 1.03. “Additional Unit Consideration” means, with respect to any Aggregate Repurchased Unit or any Blocker Unit indirectly included in the Blocker Equity Purchase outstanding immediately prior to the Closing, an amount equal to that portion of such Additional Consideration that would be distributed in respect of such Unit if such Additional Consideration was distributed by the Company to the holders of such Units (assuming there were no other outstanding Units) as of immediately prior to the Closing (but after a hypothetical distribution of the Closing Valuation (minus the Escrow Amount and Representative Amount) and any other Additional Consideration previously paid to the Selling Securityholders and Blocker Sellers) in accordance with Section 4.1 of the Company LPA, after giving effect, in the case of Vested 92 [[6907028]] Incentive Units, to any acceleration of vesting required in connection with the Closing and the applicable threshold amount of the Vested Incentive Units. The aggregate Additional Unit Consideration of all such Units outstanding immediately prior to the Closing will be equal to the Additional Consideration. “Adjusted Closing Payment” means (a) the Closing Payment plus (b) the $50,000,000. “Adjusted Closing Unit Valuation” means, with respect to any Unit, an amount equal to that portion of the consideration that would be distributed in respect of such Unit if consideration equal to the Adjusted Closing Valuation was distributed by the Company to the holders of Units as of the Closing in accordance with Section 4.1 of the Company LPA, after giving effect, in the case of Vested Incentive Units, to any acceleration of vesting required in connection with the Closing and the applicable threshold amount of the Vested Incentive Units; provided, however, for the avoidance of doubt, that the Primary Units shall not be taken into account. “Adjusted Closing Valuation” means the Closing Valuation calculated by disregarding the impact of the Closing Date Debt Financing and the Aggregate Debt-Financed Repurchases. “Affiliate” of any particular Person means any other Person controlling, controlled by or under common control with such particular Person, where “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract or otherwise. Except for purposes of Sections 3.18, 4.09, 6.01(a)(2)(xviii) or 6.04, “Affiliate” shall not include any portfolio company of any fund (as each such term is commonly used in the private equity business and, for clarity, is distinct from Subsidiaries) advised or managed by Aquiline Capital Partners LP. “AFSF V Blocker Sale Percentage” means the quotient (expressed as a percentage) obtained by dividing (a) the number of Blocker Units directly held by AFSF V Blocker immediately following the Pre-Closing Reorganization by (b) the aggregate number of Blocker Units, directly or indirectly, held by AFSF V Blocker following the Pre-Closing Reorganization, including such Blocker Units directly held by AFSF V AIV. As of the date hereof, the AFSF V Blocker Sale Percentage based on Annex B and the Payment Schedule is 56.95%. “Aggregate Participating Units” means the aggregate number of Participating Units. “Antitrust Laws” means any federal, state or foreign Law, regulation or decree designed to prohibit, restrict or regulate actions for the purpose or effect of monopolization or restraint of trade or the significant impediment of effective competition. “Aquiline Letter Agreement” means the letter agreement, dated as of the Closing Date, among the Company, the WM Phoenix GP, the Buyer, WM Clay, the Guarantor, AFSF V Blocker, AFSF V Blocker Seller, AFSF V AIV and the Initial AQ Unitholder, in the form attached hereto as Exhibit J.

93 [[6907028]] “Base Valuation” means $605,000,000 minus the sum of (a) the gross purchase price with respect to any Permitted Disposition consummated after the date hereof and prior to the Closing less (b) the aggregate transaction expenses paid or payable by the Group Companies in connection with the Permitted Disposition (including the aggregate amount of the severance obligations of the Group Companies related thereto or incurred in connection therewith). “Business Day” means a day which is neither a Saturday or Sunday, nor any other day on which banking institutions in New York, New York are authorized or obligated by Law to close. “Buyer Fundamental Representations” means the representations and warranties of the Buyer set forth in Sections 5.01, 5.02, 5.06 and 5.07. “Buyer Indemnified Parties” means the Buyer and its Affiliates (including, following the Closing, the AFSF V Blocker (to the extent of the AFSF V Blocker Sale Percentage), the Group Companies and the Co-Invest Blocker (to the extent of the Co-Invest Blocker Sale Percentage)) and their successors and assigns and each of their respective direct or indirect members, officers, directors, employees, partners, managers, financing sources, equityholders, consultants, advisors, agents and other representatives (or equivalents). “Buyer Material Adverse Effect” means any change, effect, event or development that, individually or in the aggregate, has had or would have a material adverse effect on the ability of the Buyer to consummate the Transactions. “Buyer Note Amount” means an amount (which shall not be less than $0) equal to (a) $50,000,000 less (b) the aggregate principal amount of the First Amendment Term Loans made (or substantially concurrently with the occurrence of the Closing to be made) on the Closing Date under, and as defined in, the Credit Agreement Amendment. “Cash” means, with respect to the Group Companies, as of the Reference Time (but before taking into account the consummation of the Transactions), all cash, cash equivalents (including marketable securities, short-term investments and other liquid investments, in each case, to the extent convertible to cash within 30 days) held by any Group Company. For avoidance of doubt, Cash shall (a) be calculated net of issued but uncleared checks, deposits, wires, transfers and drafts written or issued by any Group Company as of the Reference Time, (b) include checks and drafts deposited for the account of the Group Companies as well as any deposits in transit of the applicable Group Companies, (c) exclude Restricted Cash and (d) be reduced for any payments made between the Reference Time and the Closing that are not captured as a deduction to the Closing Consideration through either a liability in Net Working Capital, Seller Expenses, Transaction Expenses or Indebtedness. “Closing Consideration” means an amount equal to the sum of (a) the product of (i) the Closing Valuation multiplied by (ii) 0.51, minus (b) the aggregate Closing Unit Valuation of the Units held by WM Clay as of immediately prior to the Closing, minus (c) the Estimated Seller Expenses. “Closing Date Debt Financing” means (i) the funding of the Buyer Note and (ii) the making of the First Amendment Term Loans. 94 [[6907028]] “Closing Date Debt Financing Amount” means an aggregate amount equal to the sum of (a) the Buyer Note Amount and (b) the aggregate principal amount of the First Amendment Term Loans made (or substantially concurrently with the occurrence of the Closing to be made) on the Closing Date under the Credit Agreement Amendment. “Closing Payment” means an amount equal to the sum of (a) the Closing Consideration, minus (b) the Escrow Amount, minus (c) the Representative Amount. “Closing Unit Valuation” means, with respect to any Unit, an amount equal to that portion of the consideration that would be distributed in respect of such Unit if consideration equal to the Closing Valuation was distributed by the Company to the holders of Units as of the Closing (for the avoidance of doubt, after the Aggregate Debt-Financed Repurchases) in accordance with Section 4.1 of the Company LPA, after giving effect, in the case of Vested Incentive Units, to any acceleration of vesting required in connection with the Closing and the applicable threshold amount of the Vested Incentive Units; provided, however, for the avoidance of doubt, that the Primary Units shall not be taken into account. “Closing Valuation” means (a) the Base Valuation, minus (b) the amount of Estimated Indebtedness, plus (c) the amount, if any, by which the Estimated Net Working Capital exceeds the Target Net Working Capital Amount, minus (d) the amount, if any, by which the Estimated Net Working Capital is less than the Target Net Working Capital Amount, plus (e) the amount of Estimated Cash, minus (f) the Estimated Transaction Expenses. “Code” means the Internal Revenue Code of 1986, as amended or now in effect or as hereafter amended, including any successor or substitute federal Tax codes or legislation. “Co-Invest Blocker Sale Percentage” means the quotient (expressed as a percentage) obtained by dividing (a) the number of Blocker Units directly held by Co-Invest Blocker immediately following the Pre-Closing Reorganization by (b) the aggregate number of Blocker Units, directly or indirectly, held by Co-Invest Blocker following the Pre-Closing Reorganization, including such Blocker Units directly held by the AFSF V AIV. As of the date hereof, the Co-Invest Blocker Sale Percentage based on Annex B and the Payment Schedule is 100%. “Company Employee” means each employee of any Group Company. “Company Employee Benefit Plan” means each “employee benefit plan” within the meaning of Section 3(3) of ERISA (excluding Multiemployer Plans), and each other stock or unit purchase, stock or unit option, restricted stock or unit, profits interest, employment, severance, retention, change-of-control, bonus, incentive or deferred compensation plan or agreement (i) that is sponsored, maintained, contributed to or required to be contributed to by any of the Group Companies for the benefit of any current or former Company Employee or (ii) to which a Group Company has any liabilities, whether actual or contingent, but excluding any government- sponsored or statutorily mandated plans, programs or arrangements. “Company Fundamental Representations” means the representations and warranties of the Company set forth in Sections 3.01, 3.03(a), 3.03(c), 3.04(a), 3.04(b) and 3.24. 95 [[6907028]] “Company LPA” means the Third Amended and Restated Limited Partnership Agreement of the Company, dated as of October 10, 2024, by and among the Company, the General Partner and the Securityholders party thereto. “Computer Systems” means all computer systems and other information technology systems, including Software, computer hardware, firmware, servers, platforms, switches, endpoints, networks, interfaces and related systems owned or controlled by any Group Company in the operation of its business. “Contract” means any legally binding written agreement, contract, arrangement, lease, loan agreement, security agreement, license, indenture or other similar instrument or obligation to which the party in question is a party, other than any Company Employee Benefit Plan. “Credit Agreement” means, collectively, (a) that certain Credit Agreement, dated as of October 10, 2024, by and among Distinguished, Holdings, the other Credit Parties from time to time party thereto, the Lenders (as defined therein) from time to time party thereto and BMO Bank N.A., as agent, as amended by the Credit Agreement Amendment and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time (including, for the avoidance of doubt, pursuant to Section 6.05), and (b) the other Loan Documents (as defined in the Credit Agreement referred to in clause (a) above). “Credit Agreement Amendment” means the First Amendment to Credit Agreement, dated as of the date hereof, among Holdings, Distinguished, the other Credit Parties party thereto, the Lenders party thereto and BMO Bank, N.A., as agent. “Credit Agreement Amendment Fees and Expenses” means all fees, costs and expenses incurred by, or required to be reimbursed or paid by, any Group Company in connection with the Credit Agreement Amendment, including (a) all fees payable pursuant to Section 5 of the Credit Agreement Amendment, (b) all costs and expenses required to be reimbursed or paid by any Group Company in connection with the Credit Agreement Amendment pursuant to Section 1.3(e) of the Credit Agreement and (c) all costs and expenses of Willkie incurred by any Group Company solely to the extent reasonably attributable to the Credit Agreement Amendment. “Credit Agreement Default” means any “Default” or “Event of Default” as defined in the Credit Agreement. “Data Protection Laws” means all applicable data protection, data privacy, and data security Laws and regulations, including the New York State Department of Financial Services Cybersecurity Regulation, 23 NYCRR Part 500 (as amended), general consumer protection laws as applied in the context of data privacy, data breach notification, electronic communications, telemarketing, and similar laws in the United States and any other applicable jurisdiction. “Distinguished” means Distinguished LLC, a Delaware limited liability company. “Employee Agent” means each employee or officer of any of the Group Companies acting as an Insurance Producer on behalf of the Group Companies. 96 [[6907028]] “Environmental Laws” means any Law applicable to the business of the Group Companies relating to (a) the protection of the natural environment, (b) the protection of human health and safety as it pertains to exposure to Hazardous Substances, or (c) the handling, use, presence, treatment, storage, Release or threatened Release of any Hazardous Substance. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended. “ERISA Affiliate” means each entity, trade or business that is, or was at the relevant time, a member of a group described in Section 414(b), (c), (m) or (o) of the Code or Section 4001(b)(1) of ERISA that includes or included any of the Group Companies, or that is, or was at the relevant time, a member of the same “controlled group” as any of the Group Companies pursuant to Section 4001(a)(14) of ERISA. “Escrow Accounts” means the Adjustment Escrow Account and the Indemnification Escrow Account. “Escrow Agent” means Acquiom Clearinghouse LLC, a Delaware limited liability company, or another escrow agent reasonably acceptable to the Buyer and the Company. “Export Control Laws” means the Export Control Reform Act of 2018 and, where applicable, the Export Administration Act of 1979, including but not limited to the Export Administration Regulations and the International Traffic in Arms Regulations, and any other export control laws administered or enforced by the U.S. Government or other relevant export control authority. “Final Closing Consideration” means an amount equal to (a) the product of (i) the Final Valuation, multiplied by (ii) 0.51, minus (b) the aggregate Final Unit Valuation of the Units held by WM Clay as of immediately prior to the Closing, minus (c) Seller Expenses as finally determined pursuant to Section 1.05. “Final Unit Valuation” means, with respect to any Unit, an amount equal to that portion of the consideration that would be distributed in respect of such Unit if consideration equal to the Final Valuation was distributed by the Company to the holders of Units as of the Closing (for the avoidance of doubt, after the Aggregate Debt-Financed Repurchases) in accordance with Section 4.1 of the Company LPA, after giving effect, in the case of Vested Incentive Units, to any acceleration of vesting required in connection with the Closing and the applicable threshold amount of the Vested Incentive Units; provided, however, for the avoidance of doubt, that the Primary Units shall not be taken into account. “Final Valuation” means (a) the Base Valuation, minus (b) the amount of Indebtedness as finally determined pursuant to Section 1.05, plus (c) the amount, if any, by which the Net Working Capital as finally determined pursuant to Section 1.05 exceeds the Target Net Working Capital Amount, minus (d) the amount, if any, by which the Net Working Capital as finally determined pursuant to Section 1.05 is less than the Target Net Working Capital Amount, plus (e) the amount of Cash as finally determined pursuant to Section 1.05, minus (f) the amount of Transaction Expenses as finally determined pursuant to Section 1.05.

97 [[6907028]] “Financial Indebtedness” means “Indebtedness” as defined in the Credit Agreement as in effect on the date hereof. “Financing Source(s)” means the financial institutions that have committed to provide any of the First Amendment Term Loans or that otherwise are party to the Credit Agreement Amendment or the Credit Agreement as the agent or a lender, in each case, in their capacity as such, together with their Affiliates, officers, directors, employees, agents, advisors, and representatives and their respective successors and assigns. It is understood and agreed that the term Financing Source shall not include any Person that, but for this sentence, would have been a Financing Source in such Person’s capacity as a Seller Party or Selling Securityholder (or any of its Affiliates, officers, directors, employees, agents, advisors and representatives, or any of its successors and assigns, in each case, in such capacity). “First Amendment Term Loans” shall have the meaning set forth in the Credit Agreement Amendment. “First Repurchase Ratio” means (i) $50,000,000 divided by (ii) the Adjusted Closing Payment. “Fraud” means, (a) with respect to the Company or the General Partner, solely with respect to the representations and warranties set forth in Article III (as each such representation and warranty is qualified by the applicable Schedule and in accordance with its respective express terms and limitations) and in any certificate delivered pursuant to Section 2.02(c)(vi) (b) with respect to the Initial AQ Unitholder, the Blockers, Blocker Sellers or the Blocker GPs, solely with respect to the representations and warranties made by the Initial AQ Unitholder or such Blocker, Blocker Seller or the Blocker GP set forth in Article IV (as each such representation and warranty is qualified by the applicable Schedule and in accordance with its respective express terms and limitations) and in any certificate delivered pursuant to Section 2.02(d)(iii) or Section 2.02(e)(iii), (c) with respect to Buyer, solely with respect to the representations and warranties set forth in Article V (as each such representation and warranty is qualified by the applicable Schedule and in accordance with its respective express terms and limitations), and (d) with respect to the Guarantor, solely with respect to the representations and warranties set forth in Section 13.04, the making of a statement of fact in such express representations and warranties set forth in this Agreement by such Person, with the intent to deceive another Person, and which requires (i) a willful and false representation of material fact; (ii) actual knowledge that such representation is false; (iii) an intention to induce the party to whom such representation is made to act or refrain from acting in reliance upon it; (iv) causing that party, in justifiable reliance upon such false representation, to take or refrain from taking action; and (v) causing such party to suffer damage by reason of such reliance. “Fraud” shall not include any fraud claim based on constructive knowledge, recklessness, negligent misrepresentation or a similar theory, and no Person shall be liable for Fraud if they did not make, or participate in the making of, the representation and warranty constituting the fraudulent misrepresentation and, in addition, did not participate in the Fraud; provided, however, that any Fraud on the part of the General Partner shall be deemed to be Fraud of the Company. “GAAP” means United States generally accepted accounting principles consistently applied. With respect to the computations pursuant to Section 1.04 and Section 1.05, GAAP shall be as in effect as of the Reference Time. 98 [[6907028]] “Government Official” means any officer, director or employee of any Governmental Entity. “Governmental Entity” means any federal, national, state, foreign, provincial, local or other government or any governmental, regulatory, administrative or self-regulatory authority, agency, bureau, board, commission, court, judicial or arbitral body, department, political subdivision, tribunal or other instrumentality thereof. “Group Companies” means the Company and each of its direct and indirect Subsidiaries, and the General Partner. “Hazardous Substance” means any chemicals, materials, or substances defined as or included in the definition of “hazardous substances”, “hazardous wastes”, “hazardous materials”, “hazardous constituents”, “restricted hazardous materials”, “extremely hazardous substances”, “toxic substances”, “contaminants”, “pollutants”, or “toxic pollutants”, under any Environmental Law, including petroleum or petroleum by-products, friable asbestos, lead-based paint, or polychlorinated biphenyls. “Holdings” means Phoenix Merger Parent, LLC, a Delaware limited liability company. “Incentive Units” means the “Incentive Units” of the Company as defined in the Company LPA. “Incidental Licenses” means Contracts entered into in the Ordinary Course of Business where the only rights or licenses to Intellectual Property consist of (1) rights to use confidential information for limited purposes pursuant to written obligations of confidentiality, non-disclosure and non-use, (2) licenses to Open Source Software, (3) non-exclusive licenses for commercial, “off-the-shelf” software, including software-as-a-service offerings, available on standard terms and conditions, (4) non-exclusive licenses for the use of software that is preconfigured, preinstalled, or embedded on hardware or other equipment, or (5) any Contract that includes a grant of a non-exclusive license of Intellectual Property, where such license is incidental to the nature or purpose of such Contract. “Indebtedness” means, as of any particular time with respect to the Group Companies, without duplication, (a) the unpaid principal amount of accrued or unpaid interest on all indebtedness for borrowed money and all obligations evidenced by notes, bonds, debentures or similar instruments, (b) all obligations that bear interest (other than trade payables and other current trade liabilities incurred in the Ordinary Course of Business, to the extent included as a current liability in Net Working Capital), (c) all obligations, contingent or otherwise, in respect of any letters of credit (to the extent drawn), performance bonds, surety bonds, bankers’ acceptances or similar credit transactions, (d) any obligations or amounts in respect of any interest rate swap, collar, cap, forward contract or other hedging arrangement of the Group Companies, (e) all obligations under leases required to be classified as finance leases in accordance with GAAP (excluding operating lease liabilities) or classified as such in the Financial Statements, (f) all obligations under conditional sale, other title retention agreements or other vendor financing relating to any property or assets purchased by the Group Companies (other than trade payables 99 [[6907028]] and other current trade liabilities incurred in the Ordinary Course of Business, to the extent included as a current liability in Net Working Capital), (g) all obligations consisting of overdrafts, (h) all obligations for the deferred purchase price with respect to the acquisition of property, businesses, assets, securities or services, including pursuant to the maximum amount of any earn- out or similar obligation, whether contingent or not, or any seller notes, indemnities or post-closing true-up obligations (other than trade payables and other current trade liabilities incurred in the Ordinary Course of Business, to the extent included as a current liability in Net Working Capital) or any unpaid fees and disbursements of professional advisors in connection with any such acquisition (whether or not consummated), (i) any declared and unpaid dividends or distributions or amounts owed to the Securityholders or their Affiliates, (j) the indebtedness set forth on Schedule 14.01(j), (k) all obligations with respect to severance and separation benefits relating to any terminations prior to the Closing including the employer-paid portion of any employment or payroll Taxes related thereto and (l) to the extent not otherwise included, any obligation by the Group Companies to be liable for, or to pay, as obligor, guarantor, surety or otherwise, the obligations of a third Person of the type referred to in clauses (a) through (k) and, with respect to clauses (a) through (k), all accrued and unpaid interest thereon, if any, and any expense reimbursements or other fees, costs, expenses, or other payment obligations (including prepayment penalties, premiums, early termination fees, and breakage costs) associated with any required repayment of such Indebtedness on or prior to the Closing Date, or that would otherwise be payable or owed after any such required repayment. Notwithstanding the foregoing (other than clause (j)), “Indebtedness” shall not include (i) deferred revenue, (ii) any amounts included in Transaction Expenses, Seller Expenses or Net Working Capital or (iii) any intercompany indebtedness among the Group Companies only to the extent reconciled and eliminated. For purposes of Article I of this Agreement, Indebtedness shall mean Indebtedness, as defined above, outstanding as of immediately prior to the Closing (before taking into account the consummation of the Transactions, but taking into account the funding of the Closing Date Debt Financing). “Initial AQ Unitholder and Blocker Seller Fundamental Representations” means the representations and warranties of the Initial AQ Unitholder and the Blocker Sellers set forth in Section 4.01, Sections 4.02(a) and 4.02(c), Section 4.03 and Section 4.08. “Insurance Carrier Clients” means any insurance company or other Person with whom any of the Group Companies has placed insurance. “Insurance Producer” means any insurance broker, insurance customer representative, insurance agent, insurance agency, insurance managing general agent, insurance solicitor, insurance producer or insurance sub-producer. “Intellectual Property” means all intellectual property rights in any and all jurisdictions throughout the world, including: (a) patents and patent applications, including continuations, divisionals, continuations-in-part, renewals and reissues, (b) trademarks, service marks, trade dress, logos, domain names and registrations and applications for registration of any of the foregoing, together with all of the goodwill associated therewith, (c) copyrights (registered or unregistered) and registrations and applications for registration thereof, and copyrightable subject matter, including copyrights in software, and (d) trade secrets, know-how and other rights in confidential information that derives commercial value from not being generally known or readily ascertainable. 100 [[6907028]] “Investor Units” means the “Investor Units” of the Company as defined in the Company LPA. “Knowledge of the Company”, “to the Company’s knowledge”, and “knowledge of the Company” and words of similar import shall mean the actual knowledge of one or more of William Malloy, Jason Rotman, Stephen Sitterly and Jackie Curella. “Law” means any law, rule, regulation, judgment, injunction, order or decree of any Governmental Entity. “Legal Proceeding” means any judicial, administrative or arbitral actions, suits, hearings, inquiries, investigations or other proceedings (public or private) commenced, brought, conducted or heard before, or otherwise involving, any Governmental Entity or arbitrator. “Liens” means liens, mortgages, deeds of trust, claims, pledges, rights of first offer or refusal, transfer restriction, security interests, charges or encumbrances of any kind or nature whatsoever, and in any event includes all “Liens” as defined in the Credit Agreement as in effect on the date hereof. “Losses” means any and all actual losses, liabilities, Taxes, assessments, costs, settlement payments, disbursements, awards, judgments, fines, penalties, damages or expenses (including reasonable out-of-pocket expenses for investigation and defense and reasonable attorney’s fees); provided, that Losses shall not include any punitive damages, except to the extent such damages are payable to a third party not affiliated with the relevant Party seeking indemnification. “Material Adverse Effect” means any change, effect, state of facts, event or development that, individually or in the aggregate, (a) has had or would reasonably be expected to have a materially adverse effect on the assets, properties, condition (financial or otherwise) or results of operations of the Group Companies, taken as a whole; provided, however, that, in the case of this clause (a), none of the following shall be deemed in themselves, either alone or in combination, to constitute, and none of the following shall be taken into account in determining whether there has been or will be, a Material Adverse Effect: any adverse change, effect, event, occurrence, state of facts or development attributable to (i) operating, business, regulatory or other conditions in the industry in which the Group Companies operate; (ii) general economic conditions, conditions in the securities markets, capital markets, credit markets, currency markets or other financial markets in the United States or any other country or region in the world, including (A) changes in interest rates in the United States or any other country or region in the world and changes in exchange rates for the currencies of any countries and (B) any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market operating in the United States or any other country or region in the world; (iii) any stoppage or shutdown of any U.S. government activity (including any default by the U.S. government or delays in payments by government agencies or delays or failures to act by any Governmental Entity); (iv) the negotiation, execution, announcement or pendency of the transactions contemplated by this Agreement (including the identification of the Buyer) or compliance with the terms of this Agreement, or taking or omitting to take any action expressly required or prohibited by this Agreement or with the Buyer’s written consent, including the impact

101 [[6907028]] thereof, in each case, on relationships, contractual or otherwise, with, or actual or potential loss or impairment of, clients, customers, vendors, distributors, partners, financing sources, directors, officers or other employees or consultants or on revenue, profitability and cash flows; (v) changes or proposed changes in GAAP or other accounting requirements or principles or any changes or proposed changes in applicable Laws or the interpretation or enforcement thereof; (vi) actions required to be taken under applicable Laws; (vii) the failure, in and of itself, of any Group Company to meet or achieve the results set forth in any projection or forecast (it being understood that the facts or occurrences giving rise to or contributing to such failure may be deemed to constitute, or be taken into account in determining whether there has been or will be, a Material Adverse Effect to the extent not otherwise excluded by any of the other clauses of this proviso); (viii) global, national or regional political, financial, economic or business conditions, including hostilities, states of emergency, acts of war, sabotage or terrorism or military or police actions or any escalation, worsening or diminution of any such hostilities, states of emergency, acts of war, sabotage or terrorism or military or police actions existing or underway; (ix) hurricanes, earthquakes, floods or other natural disasters; and (x) any epidemic, pandemic or disease outbreak or any escalation or worsening of any of the foregoing and including actions of Governmental Entities taken in connection with or in response to any such epidemic, pandemic or disease outbreak, except, in each case, other than clauses (iv) and (vii), to the extent such changes disproportionately adversely impact the Group Companies, taken as a whole, relative to other comparable participants in the industry in which the Group Companies operate; or (b) would reasonably be expected to prevent, materially impede or materially delay the consummation by the Parties (other than the Buyer and the Guarantor) of the Transactions. “Multiemployer Plan” means each “multiemployer plan” as defined in Section 3(37) or 4001(a)(3) of ERISA or Section 414(f) of the Code contributed to or required to be contributed to by the Group Companies or any of its ERISA Affiliates for the benefit of any current or former Company Employee. “Net Working Capital” means, with respect to the Group Companies, as of the Reference Time (before taking into account the consummation of the Transactions), (a) current assets minus (b) current liabilities, in each case (i) determined in accordance with the Accounting Principles and (ii) solely reflecting the categories and line items of current assets and current liabilities included in the illustrative calculation of Net Working Capital set forth on Exhibit G. Notwithstanding anything in this Agreement to the contrary, “Net Working Capital” shall not include (A) Cash, (B) Indebtedness, (C) Seller Expenses, (D) Transaction Expenses or (E) deferred Tax assets or deferred Tax liabilities. “Non-Recourse Party” means, with respect to a Party to this Agreement, any of such Party’s former, current and future equityholders, controlling persons, directors, officers, employees, agents, representatives, Affiliates, members, managers, general or limited partners, or assignees (or any former, current or future equityholder, controlling person, director, officer, employee, agent, representative, Affiliate, member, manager, general or limited partner, or assignee of any of the foregoing); provided, that, for the avoidance of doubt, no party to this Agreement will be considered a Non-Recourse Party. “Open Source Software” mean any software that is distributed (a) as “free software” (as defined by the Free Software Foundation), (b) as “open source software” or that 102 [[6907028]] contains or is derived from any software that is licensed under any “open source license” or that substantially conforms to the “open source definition” (as those terms are defined by the Open Source Initiative), or (c) under any similar licensing or distribution model as the Software described in the preceding clauses (a) or (b). “Order” means any settlement, stipulation, order, writ, judgment, injunction, decree, ruling, determination or award of any court or of any Governmental Entity. “Ordinary Course of Business” means, with respect to any Person or business, the ordinary course of business consistent with the applicable Person’s or business’s past custom and practice. “Organizational Documents” means the legal documents by which any Person (other than an individual) establishes its legal existence or which govern its internal affairs. For example, the “Organizational Documents” of a corporation are its certificate of incorporation and bylaws, the “Organizational Documents” of a limited partnership are its limited partnership agreement and certificate of limited partnership, and the “Organizational Documents” of a limited liability company are its operating agreement and certificate of formation. “Owned Intellectual Property” means all Intellectual Property that is owned or purported to be owned by any of the Group Companies. “Participating Blocker Units” means the number of Blocker Units that are Aquiline Debt-Financed Repurchase Units, together with the Blocker Units corresponding to the Blocker Equity acquired by the Buyer in the Blocker Equity Purchase, in each case, as set forth on Annex B-1. “Participating Unit” means a Unit sold in the Transactions directly by the Selling Securityholders to the Company or indirectly by the Blocker Sellers to the Buyer through the sale of the Blocker Equity as set forth on Annex B-1. “Partnership Tax Audit Rules” means Sections 6221 through 6241 of the Code, as amended by the Bipartisan Budget Act of 2015, together with any guidance issued thereunder or successor provisions and any similar provision of state or local Tax Laws. “Pass-Through Tax Return” means all income Tax Returns of an entity filed or required to be filed with any Governmental Entity with respect to which the direct or indirect beneficial owners of such entity, and not such entity itself, are required to pay the related Tax (including, for the avoidance of doubt, IRS Form 1065 and any similar state or local Tax form). “Paying Agent” means Acquiom Financial LLC, a Colorado limited liability company, acting in its capacity as payments administrator, or another paying agent reasonably acceptable to the Buyer and the Company. “Payment Schedule” means a schedule in the form attached hereto as Exhibit H, as may be updated from time to time by the Company (if prior to the Closing) or the Unitholder Representative (if after the Closing) in its sole discretion (provided, that any such update shall be consistent with this definition, and such an update shall be made as and when necessary to make 103 [[6907028]] the Payment Schedule consistent with this definition), which shall set forth for each Securityholder and Blocker Seller (with respect to a Blocker Seller, on a look-through basis with respect to the Units held by the applicable Blocker (or portion thereof included in the Blocker Equity Purchase) in a hypothetical acquisition of such Units as contemplated in Section 1.01(e)) (i) its name as included in the books and records of the Company (including, for a Blocker Seller, the name of the Blocker Seller and the applicable Blocker), (ii) how many Units of such Securityholder and Blocker Seller will be repurchased in each of the Aggregate Debt-Financed Repurchases and the Aggregate Equity-Financed Repurchases (or, with respect to a Blocker Seller, on a look-through basis as a result of the Blocker Equity Purchase as contemplated in Section 1.01(e)) and (iii) (A) the applicable portion of the Closing Payment and any Additional Consideration, including the Shortfall Amount, the Escrow Excess Amount, the Representative Amount and the Escrow Amount, in each case allocable to each Securityholder and Blocker Seller, and (B) the relative percentage of limited partnership interests of the Company held by each Securityholder immediately following the Closing, in each case in this clause (iii), as determined in accordance with the Organizational Documents of the Company and any Company Employee Benefit Plan; provided, that the portions of Additional Consideration payable to the Securityholders and Blocker Sellers shall be adjusted consistent with the last sentence of the definition of Pro Rata Share. “Permitted Dispositions” means the transactions disclosed in Schedule 14.01. “Permitted Liens” means (a) statutory liens for Taxes or other governmental charges not yet due and payable or, so long as not delinquent, the amount or validity of which is being contested in good faith by appropriate proceedings by the Group Companies, in each case for which adequate reserves have been established and shown on the Financial Statements of the Group Companies in accordance with GAAP; (b) mechanics’, materialmen’s, carriers’, workers’, warehousemen’s, repairers’ and similar statutory liens arising or incurred in the Ordinary Course of Business and for amounts not yet due and payable; (c) zoning, entitlement, building and other land use regulations imposed by Governmental Entities having jurisdiction over the Leased Real Property that, individually or in the aggregate, do not adversely affect in any material respect the current use of the applicable Leased Real Property or otherwise materially impair any Group Company’s operation of its business; (d) all rights relating to the construction and maintenance by any public utility of wires, poles, pipes, conduits and appurtenances thereto on, under or above the Leased Real Property that, individually or in the aggregate, do not adversely affect in any material respect the current use of the applicable Leased Real Property or otherwise materially impair any Group Company’s operation of its business; (e) title exceptions disclosed by any title insurance commitment or title insurance policy for any Leased Real Property issued by a title company and delivered or otherwise made available to the Buyer prior to the date hereof; (f) Liens securing the obligations under the Credit Agreement; (g) public roads and highways; (h) Liens arising in the Ordinary Course of Business under worker’s compensation, unemployment insurance, social security, retirement and similar legislation and for amounts not yet due and payable; (i) all Liens disclosed in Schedule 14.01(b); (j) other liens, encumbrances, defects, irregularities or imperfections of title, encroachments, easements, servitudes, permits, rights of way, flowage rights, restrictions, leases, licenses, covenants and sidetrack agreements, in each case, on, under or above any Leased Real Property arising in the Ordinary Course of Business and not incurred in connection with any Financial Indebtedness that, individually or in the aggregate, do not adversely affect in any material respect the current use of the applicable Leased Real Property or otherwise materially impair any Group Company’s operation of its business; (k) Liens created by or arising 104 [[6907028]] out of the express terms of any Real Property Lease (other than as a result of a default or breach thereof); (l) Liens incurred in the Ordinary Course of Business (i) securing liability for reimbursement or indemnification obligations of insurance carriers providing property, casualty, liability or other insurance to the Company and its Subsidiaries or under self-insurance arrangements as well as Liens on insurance policies and the proceeds thereof securing the financing of insurance premiums with respect thereto or (ii) securing obligations in respect of letters of credit that have been posted by the Group Companies to support the payment of the items in clause (i); (m) Liens arising out of any non-exclusive license, sublicense or cross license of Intellectual Property granted in the Ordinary Course of Business; (n) Liens that are customary contractual rights of setoff relating to deposit accounts or relating to agreements entered into with customers and clients in the Ordinary Course of Business; and (o) Liens that will be fully released at Closing. “Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a Governmental Entity or any department, agency or political subdivision thereof. “Personal Data” has the same meaning as the term “personal data”, “personal information”, or the equivalent under applicable Data Protection Laws, Contracts, and Privacy Policies. “Potash Bonus Agreement” means that certain letter agreement Re: Bonus Entitlements, dated as of April 11, 2022, by and between the Company and Andrew Potash. “Potash Bonus Payment” means, to the extent not paid by or on behalf of the Initial AQ Unitholder or its Affiliates (other than the Group Companies), the amount payable to Andrew Potash in connection with the consummation of the Transactions pursuant to the Potash Bonus Agreement. “Potash Letter Agreement” means the letter agreement, dated as of the Closing Date, among the Company, the WM Phoenix GP, the Buyer, WM Clay, the Guarantor, Andrew Potash, Distinguished Programs Ownership LLC and Potash Operating L.P., in the form attached hereto as Exhibit K. “Pre-Closing Tax Period” means any Tax period ending on or before the Closing Date and the portion of any Straddle Period ending on the Closing Date. “Privacy Policies” means all public, posted, and internal policies, procedures, agreements and notices relating to the collection, processing, use, security, storage, disclosure, destruction, or cross-border transfer of Personal Data. “Pro Rata Share” means (a) with respect to each Selling Securityholder, the percentage determined by dividing (i) the aggregate number of Units held by such Selling Securityholder before Closing and included in the Aggregate Equity-Financed Repurchase or the Aggregate Debt-Financed Repurchase, by (ii) the aggregate number of Units included, directly or indirectly, in the Aggregate Equity-Financed Repurchase, the Aggregate Debt-Financed Repurchase or the Blocker Equity Purchase, and (b) with respect to the Blocker Sellers, the percentage determined by dividing (i) the number of Blocker Units directly or indirectly held by the Blocker Sellers included in the Blocker Equity Purchase, by (ii) the aggregate number of Units

105 [[6907028]] included, directly or indirectly, in the Aggregate Equity-Financed Repurchase, the Aggregate Debt-Financed Repurchase or the Blocker Equity Purchase. As used in this Agreement, the Pro Rata Share of a Selling Securityholder or Blocker Seller, as applicable, shall refer to such holder’s capacity as a Selling Securityholder or indirect holder of Blocker Units, respectively, and not to any such holder’s collective ownership of Units and Blocker Units owned by such holder unless the context requires otherwise. Notwithstanding the foregoing, to the extent any Losses that are indemnifiable only by the Blocker Sellers in accordance with Section 10.02(a) are included in determining whether any applicable deductible, threshold or basket (including those applicable to determining Qualifying Losses) has been met or are indemnified from funds in the Indemnification Escrow Account, the Pro Rata Shares shall be adjusted such that the Selling Securityholders bear no more than the amount of Losses they would have borne had such Losses indemnifiable only by the Blocker Sellers not been incurred. “Qualifying Loss” means a Loss as defined in the Representation and Warranty Policy. “Reference Time” means 12:01 a.m., New York time, on the Closing Date. “Related Person” means, with respect to any Person, such Person’s and such Person’s Affiliates’: (i) direct or indirect holders of equity or any economic interest in such Person, (ii) Affiliates, (iii) trusts, partnerships, corporations or other entities in which such Persons hold an interest or (iv) any ancestor, sibling, descendant, spouse, director, manager, officer, trustee or employee of any of the foregoing “Release” means any release, spill, emission, discharge, leaking, pumping, injection, deposit, disposal, dispersal, leaching or migration into the indoor or outdoor environment or into or out of any Leased Real Property, including the movement of Hazardous Substances through or in the air, soil, surface water, groundwater or property. “Repurchase Agreements” means those certain Repurchase Agreements, in the form attached hereto as Exhibit A hereto, entered into between the Company and each Selling Securityholder on the date hereof. “Restricted Cash” means cash and cash equivalents not available for use by the Group Companies within a period of three months due to being subject to restrictions, limitations on use or distribution by Law, Contract or otherwise (including, for the avoidance of doubt, any unremitted insurance premiums that are collected by the Group Companies from insureds and held in a fiduciary capacity pending remittance to the relevant insurance underwriter or insured person). “Rolling Securityholder” means a holder of Units, as of immediately following the Closing, as set forth on Annex B-1. “SALT Election” means an election under applicable state or local income Tax Law made by, or with regard to, any Group Company pursuant to which such Group Company incurs or is otherwise liable for any state or local Tax liability under applicable state or local income Tax Law that would have been borne (in whole or in part) by the direct or indirect owners of such Group Company had no such election been made (i.e., any “Specified Income Tax Payment” as defined by IRS Notice 2020-75). 106 [[6907028]] “Sanctions” means any sanctions administered or enforced by the U.S. Government, including the Office of Foreign Assets Control of the U.S. Department of the Treasury, or other relevant sanctions authority. “Securityholder” means a holder of Units (excluding, for purposes of the definition of “Pro Rata Share”, the Blocker Units), as of immediately prior to the Closing, as set forth on Schedule 3.04(a). “Securityholder Fundamental Representations” means (a) the representations and warranties of the Securityholders set forth in Sections 3(a)-(f) of each Support Agreement (other than the Support Agreement to which WM Clay is party) and (b) the representations and warranties of the Securityholders set forth in Sections 3.1, 3.4, 3.5, and 3.10 of each Repurchase Agreement. “Seller Expenses” means, without duplication, (a) 50% of the premium of the Representation and Warranty Policy, and (b) 50% of all fees, costs and expenses payable to the Escrow Agent, Paying Agent and Unitholder Representative in connection with the Transactions. “Seller Indemnified Parties” means the Company and each of the Seller Parties and their respective Affiliates, and each Person who is now, or has been at any time prior to the date of this Agreement, a manager, equity owner, officer, or employee of any of the Seller Parties or their respective Affiliates. “Selling Sponsors” means Aquiline Capital Partners LP, together with any successors and affiliated funds. “Software” means all (i) computer programs and other software, including software implementations of algorithms, models, and methodologies, whether in source code, object code or other form, including libraries, subroutines and other components thereof, and (ii) all documentation, including development, diagnostic, support, user and training documentation related to any of the foregoing. “Spot Rate” means, in respect of any amount expressed in a currency other than the U.S. dollar, as of any date of determination, the rate of exchange of U.S. dollars for such currency appearing in The Wall Street Journal published on the Business Day immediately prior to such date of determination. “Straddle Period” means any Tax period that includes, but does not end on, the Closing Date. “Subsidiary” means, (i) with respect to any Person, any corporation of which a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof, or any partnership, limited liability company, association or other business entity of which a majority of the partnership, limited liability company or other similar ownership interest is at the time owned or controlled, directly or indirectly, by such Person or one or more Subsidiaries of such Person or a combination thereof and (ii) with respect to the Company, without limiting the foregoing, shall include the Persons listed on Schedule 3.02(a). 107 [[6907028]] For purposes of this definition, a Person is deemed to have a majority ownership interest in a partnership, limited liability company, association or other business entity if such Person is allocated a majority of the gains or losses of such partnership, limited liability company, association or other business entity or is or controls the managing member or general partner or similar position of such partnership, limited liability company, association or other business entity. “Target Net Working Capital Amount” means $2,000,000. “Tax” or “Taxes” means any federal, state, local or foreign income, gross receipts, franchise, estimated, alternative minimum, add-on minimum, sales, use, transfer, real property gains, registration, value added, excise, natural resources, severance, stamp, occupation, premium, windfall profits, environmental, customs, duties, real property, special assessment, personal property, capital stock, social security, unemployment, disability, payroll, license, employee or other withholding, or other tax, of any kind whatsoever, including any interest, penalties or additions to tax or additional amounts in respect of the foregoing. “Tax Refund” means any refund of Taxes, whether received by way of payment, credit, offset or reduction in Tax liability, including any interest thereon. “Tax Returns” means any return, report, information return or other document (including schedules or any related or supporting information) filed or required to be filed with any Governmental Entity or other authority, including any amendment thereof or thereto, in connection with the determination, assessment or collection of any Tax or the administration of any Laws or administrative requirements relating to any Tax. “Third-Party Agent” means each Person, other than an Employee Agent, that is acting as an Insurance Producer for or on behalf of a Group Company. “Transaction Agreements” means this Agreement, the Escrow Agreement, the Paying Agent Agreement, the A&R Company LPA, the A&R WM Phoenix GP LLCA, the A&R Shared Blocker LPA, the Buyer Note (if applicable), the Repurchase Agreements, the Support Agreements, the Potash Letter Agreement, the Aquiline Letter Agreement, the Credit Agreement Amendment and each other agreement, document, instrument or certificate contemplated by this Agreement to which the Buyer, the Company or any Seller Party is a party or to be executed by the Buyer, the Company or any Seller Party in connection with the consummation of the Transactions. “Transaction Expenses” means, without duplication, (a) the aggregate amount of all fees and expenses of the Group Companies, the Blockers and the Blocker Sellers incurred, payable or subject to reimbursement by the Group Companies, the Blockers and the Blocker Sellers as of the Closing and not paid prior to the Closing, including the fees and expenses of professional service providers (including investment bankers, attorneys, accountants and other consultants, other service providers and advisors, including Willkie) retained by or on behalf of any Group Company, the Blockers or the Blocker Sellers, in connection with the negotiation, execution and delivery of this Agreement and the other Transaction Agreements and the consummation of the Transactions, and (b) any fees, costs and expenses or payments related to bonuses, change-of-control, retention, severance or other compensatory payments or other 108 [[6907028]] amounts that become payable to any current or former employee, officer, director, manager, independent contractor, consultant, or service provider by any of the Group Companies in connection with, or as a result of, the Closing (including the Potash Bonus Payment), but excluding any payments related to “phantom” unit rights (such amounts collectively, the “Change of Control Payments”), and the employer-paid portion of payroll Taxes payable by the Company or any of its Subsidiaries in respect of the Change of Control Payments; provided, that, for the avoidance of doubt, Transaction Expenses shall not include (i) any fees and expenses specified herein to be incurred at the expense of the Buyer or any of its Affiliates (including any filing fees under the HSR Act, the Paying Agent fees, Escrow Agent fees and Unitholder Representative fees or fees due pursuant to the purchase of a D&O liability insurance policy within the 300% cap set forth in Section 7.02(b)), (ii) any Seller Expenses or (iii) any Credit Agreement Amendment Fees and Expenses. Any Transaction Expense specifically attributable to a Blocker will be deemed to be a Seller Expense. “Transaction Tax Deductions” means any amounts arising as a result of or that are otherwise attributable to the consummation of the transactions contemplated by this Agreement (without duplication and regardless of by whom or when paid) that are deductible (to the maximum extent permitted under applicable Tax Law), including Tax deductions attributable to (i) any expense, liability, or other item included in the computation of Transaction Expenses or Indebtedness as finally determined pursuant to Section 1.05 (including any item paid before the Reference Time that if unpaid as of the Reference Time would have been included in the calculation of Transaction Expenses or Indebtedness); (ii) any stay bonuses, sale bonuses, change in control payments, retention payments and any other compensatory amounts payable pursuant to the transactions contemplated by this Agreement, including the employer portion of any payroll Taxes imposed with respect thereto; (iii) all fees, expenses, and interest (including amounts treated as interest for U.S. federal income Tax purposes), original issue discount, unamortized debt financing costs, breakage fees, tender premiums, consent fees, redemption, retirement, make- whole payments, defeasance in excess of par, or similar payments by the Group Companies as a result of the payment of any Indebtedness in connection with the Closing; and (iv) the payment prior to the Reference Time of any other costs, fees, or expenses incurred by the Group Companies in connection with the transactions contemplated by this Agreement (including, for the avoidance of doubt, any amounts that would be Transaction Expenses but for the fact that they are not unpaid as of the Reference Time), and any legal, accounting and investment banking fees, costs, and expenses incurred by the Group Companies in connection with the transactions contemplated by this Agreement. For the avoidance of doubt, with amounts that constitute success-based fees, such amounts shall be calculated assuming that the Buyer will cause the Group Companies to make an election under Revenue Procedure 2011-29 to treat 70% of such fees as deductible for all purposes hereunder. “Transactions” means, collectively, the transactions contemplated by this Agreement and the other Transaction Agreements. “Unitholder Representative Agreement” means the Unitholder Representative’s engagement letter entered into in connection herewith by and among the Unitholder Representative and certain of the Seller Parties. “Units” means, collectively, the Investor Units and the Incentive Units.

109 [[6907028]] “USD Equivalent” means, in respect of any amount expressed in a currency other than the U.S. dollar, the corresponding amount in U.S. dollars resulting from multiplying such amount in the applicable currency by the Spot Rate. “Vested Incentive Units” means any Incentive Unit that constitutes a “Vested Incentive Unit” (as such term is defined in the Company LPA) as of the Closing. 14.02 Other Definitional Provisions. (a) Accounting Terms. Accounting terms that are not otherwise defined in this Agreement have the meanings given to them under GAAP. To the extent that the definition of an accounting term defined in this Agreement is inconsistent with the meaning of such term under GAAP, the definition set forth in this Agreement shall control. (b) Successor Laws. Any reference to any particular Section of the Code or Law shall be interpreted to include any revision of or successor to that Section or Law regardless of how it is numbered or classified. 14.03 Cross-Reference of Other Definitions. Each capitalized term listed below is defined in the corresponding Section of this Agreement: Term Section No. A&R Co-Invest Blocker LPA .............................................................................................. Recitals Acquisition Transaction ............................................................................................................. 6.03 Action ......................................................................................................................................... 3.11 Adjustment Escrow Account ..................................................................................................... 1.07 Adjustment Escrow Amount ...................................................................................................... 1.07 Advisory Committee ............................................................................................................ 12.01(b) AFSF V AIV ...................................................................................................................... Preamble AFSF V Blocker ................................................................................................................ Preamble AFSF V Blocker GP .......................................................................................................... Preamble AFSF V Blocker Seller ...................................................................................................... Preamble Aggregate Debt-Financed Repurchase ................................................................................ Recitals Aggregate Debt-Financed Repurchased Units ..................................................................... Recitals Aggregate Equity-Financed Repurchase .............................................................................. Recitals Aggregate Equity-Financed Repurchased Units .................................................................. Recitals Agreement .......................................................................................................................... Preamble AML Laws ............................................................................................................................. 3.21(c) Anticorruption Laws .............................................................................................................. 3.20(a) Aquiline Closing Payment Share ........................................................................................... 1.01(b) Aquiline Debt-Financed Repurchase ..................................................................................... 1.01(b) Aquiline Debt-Financed Repurchase Units ........................................................................... 1.01(b) Aquiline Equity-Financed Repurchase .................................................................................. 1.01(g) Aquiline Equity-Financed Repurchase Units ......................................................................... 1.01(g) Aquiline First Repurchase Payment ....................................................................................... 1.01(b) Aquiline Participating Units .................................................................................................. 1.01(b) 110 [[6907028]] Bankruptcy and Equity Exceptions ........................................................................................ 3.03(c) Blocker Equity ..................................................................................................................... Recitals Blocker Equity Closing Payment ........................................................................................... 1.01(e) Blocker Equity Purchase ...................................................................................................... Recitals Blocker GPs ....................................................................................................................... Preamble Blocker Related Party Transaction ............................................................................................ 4.09 Blocker Seller ..................................................................................................................... Preamble Blocker Sellers ................................................................................................................... Preamble Blocker Units ......................................................................................................................... 4.03(a) Blockers ............................................................................................................................. Preamble Burdensome Condition ........................................................................................................... 8.02(i) Buyer .................................................................................................................................. Preamble Buyer Note ........................................................................................................................... Recitals Buyer Prepared Tax Returns ............................................................................................ 12.02(a)(i) Buyer Released Persons ....................................................................................................... 12.04(a) Buyer’s Representatives ............................................................................................................. 6.02 Claim Response ................................................................................................................... 10.04(b) Claims Notice....................................................................................................................... 10.04(a) Closing ....................................................................................................................................... 2.01 Closing Date............................................................................................................................... 2.01 Closing Statement .................................................................................................................. 1.05(a) Co-Invest Blocker .............................................................................................................. Preamble Co-Invest Blocker GP ........................................................................................................ Preamble Co-Invest Blocker Seller .................................................................................................... Preamble Company ............................................................................................................................ Preamble Company Intellectual Property .................................................................................................. 3.10 Company Related Party Transaction ......................................................................................... 3.18 Continuation Period ............................................................................................................... 7.04(a) Continuing Employees ........................................................................................................... 7.04(a) Contributors ............................................................................................................................... 3.10 D&O Indemnified Party ......................................................................................................... 7.02(a) Data Privacy Requirements .................................................................................................... 3.22(a) Disclosure Schedules ............................................................................................................... 12.05 Dispute Resolution Expert ..................................................................................................... 1.05(c) Engagement Fee ................................................................................................................... 12.01(a) Escrow Agreement ..................................................................................................................... 1.07 Escrow Amount ......................................................................................................................... 1.07 Escrow Excess Amount ......................................................................................................... 1.06(b) Estimated Cash........................................................................................................................... 1.04 Estimated Closing Statement ..................................................................................................... 1.04 Estimated Indebtedness .............................................................................................................. 1.04 Estimated Net Working Capital ................................................................................................. 1.04 Estimated Seller Expenses ......................................................................................................... 1.04 Estimated Transaction Expenses ................................................................................................ 1.04 Financial Statements .............................................................................................................. 3.05(a) Financing Sources Specified Provisions .................................................................................. 15.08 111 [[6907028]] General Partner .................................................................................................................. Preamble Group Producers .................................................................................................................... 3.15(b) Guarantee ................................................................................................................................. 13.02 Guaranteed Obligations ....................................................................................................... 13.01(a) Guarantor ........................................................................................................................... Preamble HSR Act ................................................................................................................................. 3.03(b) Indemnification Claim ......................................................................................................... 10.04(a) Indemnification Escrow Account .............................................................................................. 1.07 Indemnification Escrow Amount ............................................................................................... 1.07 Indemnified Party ................................................................................................................. 10.04(a) Indemnifying Party .............................................................................................................. 10.04(a) Initial AQ Unitholder ......................................................................................................... Preamble Initial AQ Unitholder Units ................................................................................................... 4.03(b) Insurance Policies .................................................................................................................. 3.14(a) Insurance Producer License ................................................................................................... 3.15(b) Insurer Contract ..................................................................................................................... 3.16(c) Latest Balance Sheet Date ................................................................................................. 3.05(a)(i) Leased Real Property ............................................................................................................. 3.07(b) Lenders ................................................................................................................................. Recitals Material Carriers .................................................................................................................... 3.16(b) Material Contracts .................................................................................................................. 3.09(b) Material Suppliers ...................................................................................................................... 3.23 New Plans .............................................................................................................................. 7.04(b) Objections Statement ............................................................................................................. 1.05(b) Outside Date......................................................................................................................... 11.01(e) Parties ................................................................................................................................. Preamble Party ................................................................................................................................... Preamble Paying Agent Agreement ........................................................................................................... 1.02 Permits ................................................................................................................................... 3.15(a) Potential Credit Agreement Amendment ............................................................................... 6.05(d) Pre-Closing Partnership Audit ....................................................................................... 12.02(d)(iii) Pre-Closing Reorganization ................................................................................................. Recitals Primary Investment .............................................................................................................. Recitals Primary Units ....................................................................................................................... Recitals Privileged Communications ..................................................................................................... 15.19 Proprietary Software .................................................................................................................. 3.10 Purchase Price Allocation ................................................................................................. 12.02(j)(i) Purchase Price Allocation Schedule ................................................................................. 12.02(j)(i) Purchase Price Allocation Statement ................................................................................ 12.02(j)(i) Push-Out Election .......................................................................................................... 12.02(d)(iv) Real Property Leases .............................................................................................................. 3.07(b) Registered Intellectual Property ................................................................................................. 3.10 Released Persons .................................................................................................................. 12.04(b) Representation and Warranty Policy ......................................................................................... 7.05 Representative Amount .............................................................................................................. 1.03 Representative Losses .......................................................................................................... 12.01(e) 112 [[6907028]] Response Period ................................................................................................................... 10.04(b) Sanctioned Country ................................................................................................................ 3.21(a) Sanctioned Persons ................................................................................................................ 3.21(a) Schedule ................................................................................................................................... 12.05 Seller Parties ...................................................................................................................... Preamble Seller Released Persons ....................................................................................................... 12.04(b) Selling Securityholders ........................................................................................................ Recitals Shared Blocker GP ................................................................................................................ 1.01(m) Shortfall Amount ................................................................................................................... 1.06(b) Specified Court .................................................................................................................... 15.15(a) Support Agreements ............................................................................................................. Recitals Tax Contest ..................................................................................................................... 12.02(d)(ii) Texas Department ...................................................................................................................... 5.02 Texas Filings .............................................................................................................................. 5.02 Third Party Claim ................................................................................................................ 10.04(c) Top Producers ........................................................................................................................ 3.16(a) Transfer Taxes ..................................................................................................................... 12.02(f) Unitholder Representative ................................................................................................. Preamble Unitholder Representative’s Representatives ............................................................................ 7.01 Willkie...................................................................................................................................... 15.19 WM Blocker GP ..................................................................................................................... 1.01(l) WM Clay .............................................................................................................................. Recitals WM Phoenix GP ................................................................................................................ Preamble ARTICLE XV MISCELLANEOUS 15.01 Press Releases and Communications. No press release or public announcement relating to this Agreement or the Transactions, or, prior to the Closing, any other announcement or communication to the employees, customers or vendors of any of the Group Companies, shall be issued or made by any Party or any Affiliate thereof without the joint approval of the Buyer and the Company (if prior to the Closing) or the Unitholder Representative (if after the Closing), except (a) such release or announcement as may be required by Law (including the rules or regulations of any applicable securities exchange or listing authority), in which case the party required to issue or make the release or announcement shall allow (or cause its Affiliate to allow), to the extent reasonably practicable and permitted by applicable Law, the other party reasonable time to comment on such release or announcement in advance of such issuance or the making thereof, (b) that the Group Companies shall be permitted to make announcements from time to time (i) to the respective employees of the Group Companies in the Group Companies’ sole discretion and (ii) to the customers, vendors and other business relations of the Group Companies and otherwise as the Company may reasonably determine is necessary to comply (or cause any other Group Company to comply) with applicable Law or the requirements of any Contract to which any Group Company is a party or otherwise bound, (c) that nothing contained herein shall limit or restrict the right of the Company, the Buyer or any of their respective Affiliates in respect of any Action that may arise or be commenced between the Company or any Securityholder or Blocker Seller, on the one

113 [[6907028]] hand, and the Buyer or any Affiliate thereof, on the other hand, and (d) if such release or announcement does not contain information relating to this Agreement or the Transactions that has not already been publicly disclosed. 15.02 Expenses. Except as otherwise expressly provided herein, each Party shall pay all of its own fees and expenses incurred in connection with this Agreement and the Transactions, including the fees and disbursements of counsel, financial advisors and accountants. 15.03 Notices. All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (a) when personally delivered, (b) when transmitted (except if not a Business Day then the next Business Day) via email to the email address set out below (so long as no “error” message or other notification of non-delivery is generated), (c) the day following the day (except if not a Business Day then the next Business Day) on which the same has been delivered prepaid to a reputable national overnight air courier service or (d) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid. Notices, demands and communications, in each case to the respective Parties, shall be sent to the applicable address set forth below, unless another address has been previously specified in writing by such Party: Notices to the Buyer, the Guarantor or, following the Closing, the Company or the Blockers: with a copy (which shall not constitute notice) to: Cravath, Swaine & Moore LLP Two Manhattan West 375 Ninth Avenue New York, NY 10001 Attention: Email: Notices to the Unitholder Representative: 114 [[6907028]] with a copy (which shall not constitute notice) to: Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Attention: Email: Notices to the Company (prior to the Closing): with a copy (which shall not constitute notice) to: Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Attention: Email: Notices to the Initial AQ Unitholder, Blocker Sellers or, prior to the Closing, the Blockers: 115 [[6907028]] with a copy (which shall not constitute notice) to: Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Attention: Email: 15.04 Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns, except that neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned or delegated by any Party without the prior written consent of the non-assigning Parties: provided, however, that (i) the Buyer and, after the Closing, upon prior notice (which may be concurrent) to the other Parties, the Company may assign any or all of their rights, obligations and interests hereunder to any lender (or agent on behalf of such lender) (including for collateral security purposes) and (ii) the Buyer and, if after the Closing, the Company may, upon prior notice (which may be concurrent) to the other Parties, assign any or all of their respective rights, obligations and interests hereunder to any Person that acquires (whether by merger, purchase of stock, purchase of assets or otherwise), or is the successor or surviving entity in any merger, purchase of stock or other transaction involving, the Company (provided, that no such assignment shall relieve the Buyer or the Company, as applicable, of its obligations hereunder in respect of any such assignment). Following the Closing, the Buyer or any of its Affiliates, upon prior written notice to the Unitholder Representative, may assign, in its sole discretion, any of or all of its rights, interests and obligations under this Agreement to any direct or indirect wholly owned Subsidiary of the Guarantor, but no such assignment shall relieve the Buyer of any of its obligations hereunder; provided, that any such assignee shall be primarily liable with respect to the obligations hereunder and the liability of assignor shall be secondary. Any assignment or delegation in violation of this Section 15.04 shall be null and void. 15.05 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the Transactions are fulfilled to the extent possible. 15.06 References. The table of contents and the Section and other headings and subheadings contained in this Agreement and the exhibits hereto are solely for the purpose of reference, are not part of the agreement of the Parties, and shall not in any way affect the meaning or interpretation of this Agreement or any exhibit hereto. All references to days (excluding 116 [[6907028]] Business Days) or months shall be deemed references to calendar days or months. All references to “$” shall be deemed references to United States dollars. Unless the context otherwise requires, any reference to a “Section”, “Exhibit”, “Annex”, “Disclosure Schedule” or “Schedule” shall be deemed to refer to a Section of this Agreement, an exhibit to this Agreement, an annex to this Agreement, or a Schedule to this Agreement, as applicable. The words “hereof”, “herein” and “hereunder” and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “including” or any variation thereof means “including, without limitation” and shall not be construed to limit any general statement that it follows to the specific or similar items or matters immediately following it. Unless the context requires otherwise, words in this Agreement using the singular or plural number also include the plural or singular number, respectively, and the use of any gender herein shall be deemed to include the other genders. The words “to the extent” shall mean the degree to which a subject or other thing extends, and shall not simply mean “if.” The term “or” has the inclusive meaning represented by the phrase “and/or.” When calculating the period of time before which, within which or following which any act is to be done or step taken under this Agreement, the date that is the reference date in calculating such period will be excluded. Except for purposes of the term Outside Date, if the last day of such period is a non-Business Day, the period in question will end on the next succeeding Business Day. The words “shall” and “will” shall be construed as creating a mandatory obligation. Any Contract or Law referred to herein means such Contract or Law as from time to time amended, modified or supplemented, subject to (in the case of any Contract) any limitations set forth herein on such amendment, modification or supplement. To the extent not expressly provided otherwise, any obligation, covenant or agreement in this Agreement or any other Transaction Agreement of or by the Company or any Blocker shall be interpreted as, in addition to such obligation, covenant or agreement of or by the Company or such Blocker, an obligation, covenant or agreement of its applicable general partner to cause the Company or such Blocker to comply with such obligation, covenant or agreement and to comply with such obligation, covenant or agreement at all times when acting on behalf of the Company or such Blocker, as applicable. 15.07 Construction. The language used in this Agreement shall be deemed to be the language chosen by the Parties to express their mutual intent, and no rule of strict construction shall be applied against any Person. The information contained in this Agreement and on the Disclosure Schedules and exhibits hereto is disclosed solely for purposes of this Agreement, and no information contained herein or therein shall be deemed to be an admission by any Party to any third party of any matter whatsoever (including any violation of Law or breach of contract). 15.08 Amendment and Waiver. Subject to Section 12.01(a), any provision of this Agreement or the Disclosure Schedules hereto may be amended or waived only in a writing signed (a) in the case of any amendment, by the Buyer (or the Company following the Closing), the Company, and the Unitholder Representative and (b) in the case of a waiver, by the Party or Parties waiving rights hereunder. No waiver of any provision hereunder or any breach or default thereof shall extend to or affect in any way any other provision or prior or subsequent breach or default. Notwithstanding anything to the contrary in this Agreement, this Section 15.08 (as to the last sentence of this Section), Section 15.10 (as to the last sentence thereof), Section 15.11, Section 15.14 (as to the proviso set forth therein), Section 15.15(b), Section 15.17(b) and, solely as they are used in any such Sections (or specified parts thereof), any related definitions (collectively, the “Financing Sources Specified Provisions”) may not be amended, modified, waived or terminated

117 [[6907028]] in any manner that is adverse in any respect to the Financing Sources, in their capacity as such, without the prior written consent of the Financing Sources party to the Credit Agreement Amendment. 15.09 Complete Agreement. This Agreement and the documents referred to herein and other documents executed in connection herewith or at the Closing contain the complete agreement between the Parties and supersede any prior understandings, agreements or representations by or between the Parties, written or oral, which may have related to such subject matter in any way, including any data room agreements, bid letters, term sheets, summary issues lists or other agreements. 15.10 Third-Party Beneficiaries. Certain provisions of this Agreement are intended for the benefit of the Securityholders (and the other Seller Indemnified Parties) and shall be enforceable by the Unitholder Representative (or, before the Closing, by the Company, including as contemplated in Section 11.02 and Article XIII) on behalf of the Securityholders (and the other Seller Indemnified Parties); provided, that no Securityholder shall have the right to directly take any action or enforce any provision of this Agreement, it being understood and agreed that all such actions shall be taken solely by the Unitholder Representative on behalf of the Securityholders as provided in Section 12.01 or, before the Closing, by the Company on behalf of the Securityholders. In addition, (a) the Unitholder Representative shall have the right, but not the obligation, to enforce any rights of the Securityholders under this Agreement, (b) the Selling Sponsors shall have the right to enforce their respective rights under Sections 15.01 and 15.19, (c) the D&O Indemnified Parties shall have the right to enforce its rights under Section 7.02, (d) the Released Persons shall have the right to enforce their respective rights under Section 12.04, and (e) Willkie shall have the right to enforce its rights under Section 15.19. Except as otherwise expressly provided herein, nothing expressed or referred to in this Agreement shall be construed to give any Person other than the Parties to this Agreement any legal or equitable right, remedy or claim under or with respect to this Agreement or any provision of this Agreement, other than this Section 15.10. Notwithstanding the foregoing, the Parties expressly confirm their agreement that the Financing Sources are hereby made express third party beneficiaries with respect to, and have the right to enforce their interests under, the Financing Sources Specified Provisions. 15.11 Waiver of Trial by Jury. THE PARTIES (AND ANY ASSIGNEE, SUCCESSOR, HEIR or PERSONAL REPRESENTATIVE OF A PARTY) TO THIS AGREEMENT EACH HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO OR ARISING OUT OF OR RELATING TO THE CREDIT AGREEMENT AMENDMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING IN ANY ACTION, PROCEEDING OR COUNTERCLAIM AGAINST ANY FINANCING SOURCES, IN EACH CASE, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. THE PARTIES TO THIS AGREEMENT EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT THE PARTIES TO THIS AGREEMENT MAY FILE A COPY OF THIS 118 [[6907028]] AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. 15.12 Delivery by Electronic Transmission. This Agreement and any signed agreement entered into in connection herewith or contemplated hereby, and any amendments hereto or thereto, to the extent signed and delivered by means of scanned pages via electronic mail or other electronic transmission, shall be treated in all manner and respects as an original contract and shall be considered to have the same binding legal effects as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such contract, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other Parties. No party hereto or to any such contract shall raise the use of a facsimile machine or email to deliver a signature or the fact that any signature or contract was transmitted or communicated through the use of facsimile machine or email as a defense to the formation of a contract and each such party forever waives any such defense. This Agreement is not binding unless and until signature pages are executed and delivered by each of the Parties. 15.13 Counterparts. This Agreement may be executed in multiple counterparts, any one of which need not contain the signature of more than one Party, but all such counterparts taken together shall constitute one and the same instrument. Until and unless each Party has received a counterpart hereof signed by each other Party hereto, this Agreement shall have no effect and no Party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication). 15.14 Governing Law. All issues and questions concerning the construction, validity, interpretation and enforceability of this Agreement and the exhibits and schedules hereto, the rights of the Parties hereunder and all Actions relating to or arising in connection with this Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without giving effect to any choice of Law or conflict of Law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware; provided that, notwithstanding the foregoing, all disputes or controversies involving the Financing Sources or arising out of or relating to the Credit Agreement Amendment, the Credit Agreement or the transactions contemplated thereby shall, except as expressly set forth otherwise in the Credit Agreement Amendment, be governed by, and construed in accordance with the internal laws of the State of New York, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of New York. 15.15 Jurisdiction. (a) Any suit, Action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the Transactions shall be brought and determined exclusively in the Delaware Court of Chancery of the State of Delaware. If the Delaware Court of Chancery does not have jurisdiction, any such suit, Action or proceeding shall be brought exclusively in the United States District Court for the District of Delaware or any other court of the State of Delaware (the “Specified Court”), and each of the Parties hereby consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, Action or proceeding and irrevocably waives, to the fullest extent 119 [[6907028]] permitted by Law, any objection which it may now or hereafter have to the laying of the venue of any such suit, Action or proceeding in any such court, or that any such suit, Action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, Action or proceeding may be served on any Party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each Party agrees that service of process on such Party as provided in Section 15.03 shall be deemed effective service of process on such Party. Notwithstanding anything to the contrary in this Section 15.15, a Party may commence any Action in a court other than the Specified Court solely for the purpose of enforcing an order or judgment issued by the Specified Court. This Section 15.15 shall not apply to any dispute under Section 1.05 that is required to be decided by the Dispute Resolution Expert. (b) Notwithstanding the foregoing, each of the parties hereto hereby agrees that it will not bring or support any action, cause of action, claim, cross-claim or third-party claim of any kind or description, whether in law or in equity, whether in contract or in tort or otherwise, against the Financing Sources in any way relating to this Agreement, the Credit Agreement, the Credit Agreement Amendment or any of the transactions contemplated hereby or thereby, including, without limitation, any dispute arising out of or relating in any way to the First Amendment Term Loans or the funding thereof, in any forum other than the courts of the State of New York located in the City of New York, Borough of Manhattan, or of the United States of America sitting in the Southern District of New York and the appellate courts thereof, and that the provisions of Section 15.11 relating to the waiver of jury trial shall apply to any such action, cause of action, claim, cross-claim or third-party claim. 15.16 Remedies Cumulative. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a Party shall be deemed cumulative with, and not exclusive of, any other remedy conferred hereby, or by Law or equity upon such Party, and the exercise by a Party of any one remedy shall not preclude the exercise of any other remedy. 15.17 No Recourse. (a) Notwithstanding any provision of this Agreement or otherwise, the Parties agree on their own behalf and on behalf of their respective Subsidiaries and Affiliates that this Agreement may only be enforced against, and any Action, suit or claim for breach of this Agreement may only be made against, the Parties, and no Non-Recourse Party of a Party shall have any liability relating to this Agreement or any of the Transactions. Notwithstanding the foregoing, nothing herein shall preclude the Unitholder Representative from enforcing its rights under Section 12.01 against the Securityholders and the Blocker Sellers. (b) Notwithstanding anything to the contrary contained in this Agreement, the parties hereby agree that none of the Financing Sources shall have any liability to the Seller Parties or any of their Affiliates or any other Person (other than Holdings, Distinguished and their Subsidiaries) relating to or arising out of this Agreement or the First Amendment Term Loans, whether at law or equity, in contract or in tort or otherwise, and neither the Seller Parties nor any of their Affiliates or any other Person (other than Holdings, Distinguished and their Subsidiaries) shall have any rights or claims against any of the Financing Sources under this Agreement, the Credit Agreement Amendment or the Credit Agreement, whether at law or equity, in contract or in tort, or otherwise, it being understood and agreed that nothing in this Section 15.17(b) or any 120 [[6907028]] other Financing Sources Specified Provisions shall in any way affect any Party’s or any of its Affiliates’ rights and remedies under any agreement (including the Credit Agreement Amendment and the Credit Agreement) between any Financing Source and such Party or Affiliate. 15.18 Specific Performance. (a) Each of the Parties acknowledges that the rights of each Party to consummate the Transactions are unique and recognizes and affirms that in the event of a breach of this Agreement by any Party, money damages may be inadequate and the non-breaching Party may have no adequate remedy at Law. Accordingly, the Parties agree that prior to a valid termination of this Agreement in accordance with this Agreement, subject to and without limiting Section 15.18(b) (if applicable), such non-breaching Party shall have the right, in addition to any other rights and remedies existing in its favor at law or in equity, to enforce its rights and the other Party’s obligations hereunder not only by an Action or Actions for damages but also by an Action or Actions for specific performance, injunctive or other equitable relief (without posting of bond or other security). Each of the Parties agrees that it shall not oppose the granting of an injunction, specific performance and other equitable relief when expressly available pursuant to the terms of this Agreement, and hereby waives (x) any defenses in any Action for an injunction, specific performance or other equitable relief, including the defense that the other Parties have an adequate remedy at Law or an award of specific performance is not an appropriate remedy for any reason at law or in equity, and (y) any requirement under Law to post a bond, undertaking or other security as a prerequisite to obtaining equitable relief. (b) Notwithstanding anything in this Agreement to the contrary, the Parties hereby acknowledge and agree that the Company shall be entitled to specific performance to cause the Buyer to effect the Closing in accordance with Section 2.01 if (i) all conditions in Sections 9.01 and 9.02 have been satisfied or waived (other than those to be satisfied at the Closing itself, each of which is capable of being, and is, satisfied or waived upon the Closing) at the time when the Closing would have occurred pursuant to the terms hereof and remain satisfied or waived. 15.19 Waiver of Conflicts. Recognizing that Willkie Farr & Gallagher LLP (“Willkie”) has been engaged by and has acted as legal counsel to certain of the Securityholders (including certain of the Selling Sponsors and their respective Affiliates), certain of the Blocker Sellers and the Group Companies and their respective Affiliates prior to the Closing, and that Willkie intends to act as legal counsel to certain of the Securityholders (including certain of the Selling Sponsors and their respective Affiliates), certain of the Blocker Sellers and their respective Affiliates after the Closing, each of the Buyer and the Company (including on behalf of the Group Companies) hereby waives, on its own behalf and agrees to cause its Affiliates to waive, any conflicts that may arise in connection with Willkie representing any of the Securityholders (including certain of the Selling Sponsors and their respective Affiliates), any of the Blocker Sellers or their respective Affiliates after the Closing as such representation may relate to the Buyer, any Group Company or the Transactions. In addition, all communications involving attorney-client confidences between any Securityholders (including certain of the Selling Sponsors and their respective Affiliates), any of the Blocker Sellers, or any Group Company and their respective Affiliates in the course of the negotiation, documentation and consummation of the Transactions shall be deemed to be attorney- client confidences that belong solely to such Securityholders, such Blocker Sellers and their respective Affiliates, as applicable (and not the Buyer or the Group Companies). Any privilege

121 [[6907028]] attaching as a result of Willkie representing any Securityholder (including certain of the Selling Sponsors and their Affiliates), any of the Blocker Sellers and the Group Companies and their respective Affiliates in connection with the Transactions shall survive the Closing and shall remain in effect. In furtherance of the foregoing, each of the Parties agrees to take the steps necessary to ensure that any privilege attaching as a result of Willkie’s representation of any of the Securityholders (including, solely with respect to Willkie, certain of the Selling Sponsors and their Affiliates), any of the Blocker Sellers and the Group Companies and their respective Affiliates in connection with the Transactions shall survive the Closing and remain in effect. As to any attorney-client communications between Willkie and any Securityholders (including certain of the Selling Sponsors and their Affiliates), certain of the Blocker Sellers and the Group Companies and their respective Affiliates prior to the Closing Date (collectively, the “Privileged Communications”), the Buyer and each Group Company, together with each of their respective Affiliates, successors or assigns, agree that no such party may use or rely on any of the Privileged Communications in any Action or claim against or involving any of the Parties after the Closing. Accordingly, the Buyer and the Group Companies shall not have access to any such communications, or to the files of Willkie relating to such engagement, whether or not the Closing shall have occurred. Without limiting the generality of the foregoing, upon and after the Closing, (a) the applicable Securityholders, the applicable Blocker Sellers and their respective Affiliates (and not the Buyer or the Group Companies) shall be the sole holders of the attorney-client privilege, any attorney work product or any similar protections with respect to such engagement, and none of the Buyer, the Group Companies or the Company shall be a holder thereof, (b) to the extent that files of Willkie in respect of such engagement constitute property of the client, only the applicable Securityholders, the applicable Blocker Sellers and their respective Affiliates (and not the Buyer or the Group Companies) shall hold such property rights and (c) Willkie shall have no duty whatsoever to reveal or disclose any such attorney-client communications or files to any of the Buyer or the Group Companies by reason of any attorney-client relationship between Willkie and any of the Group Companies, any of the Blocker Sellers or otherwise. Notwithstanding the foregoing, in the event that a dispute arises between the Buyer or any of the Group Companies, on the one hand, and a third party (other than a Party or any of their respective Affiliates), on the other hand, after the Closing, the Company (including on behalf of the Group Companies) may assert the attorney-client privilege to prevent disclosure of confidential communications by Willkie to such third party; provided, however, that none of the Buyer, the Company or any of the other Group Companies may waive such privilege without the prior written consent of the Unitholder Representative, on behalf of the Securityholders and Blocker Sellers. Notwithstanding the foregoing, it is the intent of the parties that the Credit Agreement (including the Credit Agreement Amendment), for which transactions Willkie acted as counsel to the Group Companies, survive the Closing and continue for the benefit of the Group Companies. Accordingly, and notwithstanding anything to the contrary in this Section 15.19, (i) all communications relating to the Credit Agreement (including the Credit Agreement Amendment) or the transactions contemplated thereby involving attorney-client confidences with any of the Group Companies shall be deemed to be attorney-client confidences that belong solely to such Group Companies (and not any Securityholders, any Blocker Sellers or their respective Affiliates), and (ii) none of the attorney-client communications between Willkie and any Group Company relating to the 122 [[6907028]] Credit Agreement (including the Credit Agreement Amendment) or the transactions contemplated thereby shall be covered by the other provisions of this Section 15.19. 15.20 USD Equivalent. To the extent computation of any amounts contemplated by this Agreement (including the Closing Consideration, the Final Closing Consideration and any of the thresholds or other amounts contemplated by Article XI, in each case as set forth on the Payment Schedule) include a currency other than U.S. dollars, such amounts shall be converted to U.S. dollars using the USD Equivalent; provided, however, that when determining the Final Closing Consideration and any pre-closing or post-closing computations thereof for purposes of Section 1.06, the USD Equivalent shall be determined using the Spot Rate on the Closing Date. * * * *

[Signature Page to Unit Purchase Agreement] [[6907028]] Buyer: WM MONROE HOLDINGS, INC. By: Name: Jason R. Lichtenstein Its: President & Managing Director WM Phoenix GP: WM PHOENIX GP, LLC By:____________________________________ Name: Jason R. Lichtenstein Its: President & Managing Director Guarantor: WHITE MOUNTAINS INSURANCE GROUP, LTD., solely in its capacity as the Guarantor By: Name: Liam Caffrey Its: Executive Vice President & Chief Financial Officer [Signature Page to Unit Purchase Agreement] [[6907028]] Buyer: WM MONROE HOLDINGS, INC. By: Name: Jason R. Lichtenstein Its: President & Managing Director WM Phoenix GP: WM PHOENIX GP, LLC By:____________________________________ Name: Jason R. Lichtenstein Its: President & Managing Director Guarantor: WHITE MOUNTAINS INSURANCE GROUP, LTD., solely in its capacity as the Guarantor By: Name: Liam Caffrey Its: Executive Vice President & Chief Financial Officer

Signature Page to Unit Purchase Agreement Unitholder Representative: SHAREHOLDER REPRESENTATIVE SERVICES LLC, solely in its capacity as the Unitholder Representative By: Name: Title: Sam Riffe Director, Deal Intake